UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-02383

ALLIANCEBERNSTEIN BOND FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: October 31, 2011

Date of reporting period: April 30, 2011

ITEM 1. REPORTS TO STOCKHOLDERS.

2

SEMI-ANNUAL REPORT

AllianceBernstein Bond Fund

Intermediate Bond Portfolio

April 30, 2011

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 20, 2011

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”) for the semi-annual reporting period ended April 30, 2011.

Investment Objective and Policies

The Portfolio’s investment objective is to generate income and price appreciation without assuming what AllianceBernstein L.P. (the “Adviser”) considers undue risk.

The Portfolio invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Portfolio expects to invest in readily marketable fixed-income securities with a range of maturities from short- to long-term and relatively attractive yields that do not involve undue risk of loss of capital. The Portfolio expects to invest in fixed-income securities with a dollar-weighted average maturity of generally between three to ten years and an average duration of three to six years. The Portfolio may invest up to 25% of its net assets in below investment grade bonds. The Portfolio may use leverage for investment purposes.

The Portfolio may invest without limit in U.S. dollar-denominated foreign fixed-income securities and may invest up to 25% of its assets in non-U.S. dollar-denominated foreign fixed-income securities. These investments may include, in each case, developed and emerging market debt securities. The Portfolio may invest in mortgage-related and other asset- backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments and preferred stock, and may use other investment techniques. The Portfolio intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Portfolio may invest, without limit, in derivatives, such as options, futures, forwards, or swap agreements.

The Portfolio expects to engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher rate of portfolio turnover increases transaction expenses, which may negatively affect the Portfolio’s performance. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Investment Results

The table on page 5 shows the Portfolio’s performance compared with its benchmark, the Barclays Capital U.S. Aggregate Bond Index, which is a standard measure of the performance of a basket of unmanaged U.S. investment-grade debt securities, for the six- and 12-month periods ended April 30, 2011.

The Portfolio outperformed its benchmark for both the six- and 12-month periods, without sales charges. For the six-month reporting period, an overweight to commercial mortgage-backed securities (CMBS), investment grade corporates and an underweight to governments contributed positively

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	1

to relative performance. Exposure to high yield corporates was also a significant positive contributor. Security selection within the Portfolio’s investment grade corporate exposure, as well as the Portfolio’s overall currency positioning, contributed positively. For the 12-month period, an overweight to CMBS, an underweight to governments and exposure to high yield corporates all contributed positively. Investment grade corporate security selection was also a significant positive contributor. An underweight to mortgages detracted, as did an overweight to investment grade corporates early in the period. The Portfolio’s currency positioning, specifically its short position in the euro and Japanese yen, detracted.

During both periods, the Fund utilized derivative instruments including interest rate swaps and Treasury futures to manage the overall interest rate risk of the Portfolio. For the six-month period, the Portfolio’s yield curve structure detracted from relative performance, specifically an overweight to the five- to 10-year maturity part of the yield curve where rates rose most. For the 12-month period, overall yield curve structure contributed positively.

Market Review and Investment Strategy

Despite a number of shocks during the period—which included rising social unrest in North Africa and the Middle East, and a natural disaster in Japan—the global economic expansion remained intact, and risk assets performed well. Positive economic momentum meant that government bond yields rose, stocks rallied and the credit markets followed.

For the six-month reporting period ended April 30, 2011, nongovernment securities outperformed led by U.S. high yield corporates and CMBS. High yield performed well as strong revenue and earnings growth continued to help issuers deleverage, and default rates continued to fall. CMBS performed well, thanks to positive technicals, strong investor appetite for yield and signs of a stabilization of commercial real estate prices in core markets. Yield spreads on both of these sectors tightened significantly during the period. Mortgage-backed securities (0.95%) and investment grade corporates (0.83%) also outperformed governments, however to a lesser extent. Government securities posted the weakest returns with agencies and U.S. Treasuries in negative territory, as economic growth continued to solidify despite recent world events and investors becoming less risk averse.

The Portfolio’s U.S. Investment Grade Core Fixed Income Team (the “Team”) continued to focus its risk-taking in nongovernment sectors, particularly investment-grade corporate bonds. Corporate securities continued to offer relatively attractive valuations along with solid fundamentals. Business confidence rebounded as economic growth broadened, and corporations, particularly in the U.S., maintained strong balance sheets and ample cash flows to cover their debts. The Team also continued to reduce

2	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

corporate market risk during the period, specifically in names it believed reached its valuation target, including some holdings in the banking sector. The Team also maintained the Portfolio’s exposure to select vintages of super-senior CMBS, which remain attractively valued in the Team’s view. At the end of the period, the Portfolio’s overall duration was modestly longer versus its benchmark.

In currencies, the Team continued to identify opportunities in those countries that should benefit from solid momentum in global economic growth. At the end of the reporting period, the Portfolio held a short position in the euro paired against long positions in the Norwegian krone and Swedish krona. The Portfolio also held a long position in the South Korean won, paired against a short position in the Japanese yen.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 0% year 3); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Barclays Capital U.S. Aggregate Bond Index does not reflect fees and expenses associated with the active management of a fund portfolio. The Barclays Capital U.S. Aggregate Bond Index represents the performance of securities within the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities, and commercial mortgage-backed securities. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline. The market values of the Portfolio’s holdings rise and fall from day to day, so investments may lose value. Prices for goods and services tend to rise over time, which may erode the purchasing power of investments. Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. The values of mortgage-related and asset-backed securities are particularly sensitive to changes in interest rates due to prepayment risk. These risks are fully discussed in the Portfolio’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Bond Fund Intermediate Bond Portfolio
Class A	1.02%	6.44%

Class B*	0.68%	5.70%

Class C	0.68%	5.71%

Advisor Class†	1.08%	6.75%

Class R†	0.93%	6.23%

Class K†	1.05%	6.58%

Class I†	1.08%	6.75%

Barclays Capital U.S. Aggregate Bond Index	0.02%	5.36%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2011
	NAV Returns	SEC Returns	SEC Yields*

Class A Shares			2.80%
1 Year	6.44%	1.92%
5 Years	6.23%	5.32%
10 Years	5.23%	4.78%

Class B Shares(a)			2.17%
1 Year	5.70%	2.70%
5 Years	5.59%	5.59%
10 Years	4.86%	4.86%

Class C Shares			2.22%
1 Year	5.71%	4.71%
5 Years	5.53%	5.53%
10 Years	4.52%	4.52%

Advisor Class Shares**			3.22%
1 Year	6.75%	6.75%
5 Years	6.55%	6.55%
10 Years	5.55%	5.55%

Class R Shares**			2.73%
1 Year	6.23%	6.23%
5 Years	6.04%	6.04%
Since Inception†	4.77%	4.77%

Class K Shares**			3.03%
1 Year	6.58%	6.58%
5 Years	6.30%	6.30%
Since Inception†	5.29%	5.29%

Class I Shares**			3.36%
1 Year	6.75%	6.75%
5 Years	6.57%	6.57%
Since Inception†	5.55%	5.55%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.11%, 1.88%, 1.83%, 0.80%, 1.37%, 1.09% and 0.81% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios (exclusive of interest expense) to 0.85%, 1.55%, 1.55%, 0.55%, 1.05%, 0.80% and 0.55% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/ reimbursements extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2011.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

**	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2011)
SEC Returns

Class A Shares
1 Year	2.30%
5 Years	4.98%
10 Years	4.57%

Class B Shares(a)
1 Year	3.05%
5 Years	5.27%
10 Years	4.64%

Class C Shares
1 Year	5.06%
5 Years	5.20%
10 Years	4.31%

Advisor Class Shares†
1 Year	7.01%
5 Years	6.22%
10 Years	5.34%

Class R Shares†
1 Year	6.58%
5 Years	5.71%
Since Inception*	4.63%

Class K Shares†
1 Year	6.74%
5 Years	5.95%
Since Inception*	5.10%

Class I Shares†
1 Year	7.00%
5 Years	6.24%
Since Inception*	5.38%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

See Historical Performance disclosures on page 4.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2010		Ending Account Value April 30, 2011		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,010.25	$1,020.58	$4.24	$4.26
Class B	$1,000	$1,000	$1,006.76	$1,017.11	$7.71	$7.75
Class C	$1,000	$1,000	$1,006.78	$1,017.11	$7.71	$7.75
Advisor Class	$1,000	$1,000	$1,010.83	$1,022.07	$2.74	$2.76
Class R	$1,000	$1,000	$1,009.28	$1,019.59	$5.23	$5.26
Class K	$1,000	$1,000	$1,010.47	$1,020.83	$3.99	$4.01
Class I	$1,000	$1,000	$1,010.79	$1,022.07	$2.74	$2.76
*	Expenses are equal to the classes’ annualized expense ratios of 0.85%, 1.55%, 1.55%, 0.55%, 1.05%, 0.80% and 0.55%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Fund Expenses

PORTFOLIO SUMMARY

April 30, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $538.8

*	All data are as of April 30, 2011. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	9

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2011 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 32.3%
Industrial – 14.9%
Basic – 2.9%
Alcoa, Inc. 6.75%, 7/15/18	U.S.$	553	$625,212
Anglo American Capital PLC 9.375%, 4/08/19(a)		885	1,190,570
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		855	879,305
ArcelorMittal 6.125%, 6/01/18		1,470	1,590,465
ArcelorMittal USA, Inc. 6.50%, 4/15/14		150	166,795
BHP Billiton Finance USA Ltd. 7.25%, 3/01/16		1,116	1,333,941
Dow Chemical Co. (The) 7.375%, 11/01/29		15	18,298
7.60%, 5/15/14		762	884,569
8.55%, 5/15/19		1,059	1,357,734
International Paper Co. 5.30%, 4/01/15		235	257,608
7.50%, 8/15/21		569	679,163
7.95%, 6/15/18		830	1,008,950
Packaging Corp. of America 5.75%, 8/01/13		870	934,516
PPG Industries, Inc. 5.75%, 3/15/13		1,125	1,214,241
Rio Tinto Finance USA Ltd. 6.50%, 7/15/18		1,385	1,624,446
Teck Resources Ltd. 6.00%, 8/15/40		90	93,042
Vale Canada Ltd. 7.75%, 5/15/12		1,650	1,761,339

			15,620,194

Capital Goods – 0.6%
Holcim US Finance Sarl & Cie SCS 6.00%, 12/30/19(a)		132	140,723
Lafarge SA 6.15%, 7/15/11		784	792,166
Owens Corning 6.50%, 12/01/16		955	1,049,915
Republic Services, Inc. 5.25%, 11/15/21		508	539,362
5.50%, 9/15/19		753	818,797

			3,340,963

10	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 2.5%
BSKYB Finance UK PLC 5.625%, 10/15/15(a)	U.S.$	270	$300,070
CBS Corp. 8.875%, 5/15/19		1,305	1,660,902
Comcast Cable Communications Holdings, Inc. 9.455%, 11/15/22		1,439	1,999,168
DirecTV Holdings LLC/DirecTV Financing Co., Inc. 4.60%, 2/15/21		565	562,895
4.75%, 10/01/14		525	569,349
News America, Inc. 6.15%, 3/01/37		1,293	1,321,323
6.55%, 3/15/33		142	151,595
9.25%, 2/01/13		310	352,263
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		1,193	1,522,631
RR Donnelley & Sons Co. 4.95%, 4/01/14		85	88,754
11.25%, 2/01/19		740	940,288
Time Warner Cable, Inc. 5.00%, 2/01/20		740	764,987
7.50%, 4/01/14		1,055	1,217,959
Time Warner Entertainment Co. LP 8.375%, 3/15/23		325	411,259
WPP Finance UK 5.875%, 6/15/14		149	164,654
8.00%, 9/15/14		1,320	1,553,008

			13,581,105

Communications - Telecommunications – 1.7%
American Tower Corp. 5.05%, 9/01/20		1,185	1,163,335
AT&T, Inc. 4.45%, 5/15/21		646	650,240
British Telecommunications PLC 5.15%, 1/15/13		770	819,817
Embarq Corp. 7.082%, 6/01/16		1,094	1,237,515
Qwest Communications International, Inc. 7.50%, 2/15/14		60	61,200
Qwest Corp. 7.50%, 10/01/14		1,085	1,228,762
7.875%, 9/01/11		285	291,413
Telecom Italia Capital SA 6.175%, 6/18/14		1,150	1,254,236
6.375%, 11/15/33		110	105,023

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

7.175%, 6/18/19	U.S.$	515	$580,665
United States Cellular Corp. 6.70%, 12/15/33		1,560	1,543,915

			8,936,121

Consumer Cyclical - Automotive – 0.8%
Daimler Finance North America LLC 5.75%, 9/08/11		455	463,158
7.30%, 1/15/12		464	485,206
Harley-Davidson Funding Corp. 5.75%, 12/15/14(a)		1,010	1,094,506
Nissan Motor Acceptance Corp. 4.50%, 1/30/15(a)		1,035	1,088,169
Volvo Treasury AB 5.95%, 4/01/15(a)		1,196	1,319,823

			4,450,862

Consumer Cyclical - Entertainment – 0.7%
Time Warner, Inc. 4.70%, 1/15/21		600	609,451
7.625%, 4/15/31		1,285	1,541,306
Viacom, Inc. 5.625%, 9/15/19		1,230	1,359,141

			3,509,898

Consumer Cyclical - Other – 0.5%
Marriott International, Inc. Series J 5.625%, 2/15/13		1,370	1,467,259
MDC Holdings, Inc. 5.50%, 5/15/13		1,155	1,203,617
Toll Brothers Finance Corp. 5.15%, 5/15/15		35	36,038
6.875%, 11/15/12		9	9,530

			2,716,444

Consumer Cyclical - Retailers – 0.1%
CVS Caremark Corp. 6.60%, 3/15/19		605	701,962

Consumer Non-Cyclical – 1.5%
Ahold Finance USA LLC 6.875%, 5/01/29		1,275	1,431,416
Altria Group, Inc. 9.70%, 11/10/18		765	1,018,580
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		130	138,080
5.875%, 5/15/13		965	1,038,404
Cadbury Schweppes US Finance LLC 5.125%, 10/01/13(a)		310	336,169

12	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Delhaize Group SA 5.875%, 2/01/14	U.S.$	335	$367,468
Fortune Brands, Inc. 3.00%, 6/01/12		810	823,880
4.875%, 12/01/13		667	708,257
Newell Rubbermaid, Inc. 5.50%, 4/15/13		535	574,998
Reynolds American, Inc. 7.25%, 6/01/13		1,520	1,692,684
Whirlpool Corp. 8.60%, 5/01/14		155	181,089

			8,311,025

Energy – 1.7%
Anadarko Petroleum Corp. 5.95%, 9/15/16		1,276	1,425,278
6.45%, 9/15/36		401	413,173
Hess Corp. 7.875%, 10/01/29		98	123,532
8.125%, 2/15/19		394	498,692
Marathon Petroleum Corp. 3.50%, 3/01/16(a)		180	182,386
5.125%, 3/01/21(a)		306	316,100
Nabors Industries, Inc. 9.25%, 1/15/19		1,275	1,638,366
Noble Energy, Inc. 8.25%, 3/01/19		1,232	1,571,203
Noble Holding International Ltd. 4.90%, 8/01/20		108	111,254
Valero Energy Corp. 6.125%, 2/01/20		541	599,556
Weatherford International Ltd./Bermuda 5.15%, 3/15/13		560	595,273
6.00%, 3/15/18		215	237,863
9.625%, 3/01/19		605	784,610
Williams Cos., Inc. (The) 7.875%, 9/01/21		598	757,650

			9,254,936

Other Industrial – 0.2%
Noble Group Ltd. 6.75%, 1/29/20(a)		1,099	1,164,940

Services – 0.1%
Aviation Capital Group Corp. 7.125%, 10/15/20(a)		552	572,570

Technology – 0.7%
Agilent Technologies, Inc. 5.00%, 7/15/20		217	226,080

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Computer Sciences Corp. 5.50%, 3/15/13	U.S.$	805	$860,544
Motorola Solutions, Inc. 6.50%, 9/01/25		855	920,657
7.50%, 5/15/25		30	34,859
Xerox Corp. 8.25%, 5/15/14		1,250	1,466,304

			3,508,444

Transportation - Airlines – 0.3%
Southwest Airlines Co. 5.25%, 10/01/14		730	786,084
5.75%, 12/15/16		490	537,108

			1,323,192

Transportation - Services – 0.6%
Asciano Finance Ltd. 3.125%, 9/23/15(a)		1,490	1,456,453
Con-way, Inc. 6.70%, 5/01/34		923	854,972
Ryder System, Inc. 5.85%, 11/01/16		383	427,135
7.20%, 9/01/15		369	430,913

			3,169,473

			80,162,129

Financial Institutions – 13.3%
Banking – 6.9%
American Express Co. 7.25%, 5/20/14		735	843,635
Bank of America Corp. 7.375%, 5/15/14		1,050	1,196,920
7.625%, 6/01/19		1,305	1,539,832
Series L 5.65%, 5/01/18		1,520	1,618,875
Bank of Tokyo-Mitsubishi UFJ Ltd./New York NY 7.40%, 6/15/11		100	100,763
BankAmerica Capital II Series 2 8.00%, 12/15/26		415	425,894
Bear Stearns Cos. LLC (The) 5.55%, 1/22/17		315	342,097
5.70%, 11/15/14		1,655	1,832,802
Citigroup, Inc. 6.50%, 8/19/13		1,015	1,115,255
8.50%, 5/22/19		2,190	2,728,694
Compass Bank 5.50%, 4/01/20		1,774	1,762,412

14	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Countrywide Financial Corp. 6.25%, 5/15/16	U.S.$	62	$67,087
Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20		1,430	1,547,513
7.50%, 2/15/19		990	1,175,609
JPMorgan Chase & Co. 4.40%, 7/22/20		2,060	2,034,942
M&I Marshall & Ilsley Bank 5.00%, 1/17/17		1,695	1,806,872
Macquarie Group Ltd. 4.875%, 8/10/17(a)		1,475	1,504,410
Morgan Stanley 5.50%, 7/24/20		2,375	2,426,229
6.625%, 4/01/18		995	1,110,800
National Capital Trust II 5.486%, 3/23/15(a)		372	372,651
Nationwide Building Society 6.25%, 2/25/20(a)		1,415	1,493,523
Royal Bank of Scotland PLC (The) 6.125%, 1/11/21		1,140	1,207,154
Santander US Debt SA Unipersonal 2.991%, 10/07/13(a)		1,500	1,514,631
Shinhan Bank 4.125%, 10/04/16(a)		1,360	1,375,769
Societe Generale 2.50%, 1/15/14(a)		695	701,239
5.20%, 4/15/21(a)		750	756,529
SouthTrust Corp. 5.80%, 6/15/14		1,470	1,620,747
UFJ Finance Aruba AEC 6.75%, 7/15/13		172	189,680
Unicredit Luxembourg Finance SA 6.00%, 10/31/17(a)		685	698,426
Union Bank NA 5.95%, 5/11/16		1,580	1,732,164
Wachovia Corp. 5.50%, 5/01/13		485	524,681

			37,367,835

Brokerage – 0.3%
Jefferies Group, Inc. 5.125%, 4/13/18		764	768,816
6.875%, 4/15/21		568	622,655

			1,391,471

Finance – 0.5%
HSBC Finance Corp. 7.00%, 5/15/12		845	896,265

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

SLM Corp. Series A 5.375%, 5/15/14-5/15/14	U.S.$	1,960	$2,047,077

			2,943,342

Insurance – 4.6%
Aetna, Inc. 6.00%, 6/15/16		435	496,510
Aflac, Inc. 3.45%, 8/15/15		240	243,464
Allied World Assurance Co. Holdings Ltd. 7.50%, 8/01/16		650	738,656
Allstate Corp. (The) 6.125%, 5/15/37		1,520	1,561,800
American International Group, Inc. 6.40%, 12/15/20		680	743,932
Assurant, Inc. 5.625%, 2/15/14		92	98,320
CIGNA Corp. 5.125%, 6/15/20		485	511,175
Coventry Health Care, Inc. 5.95%, 3/15/17		295	309,779
6.125%, 1/15/15		115	122,865
6.30%, 8/15/14		900	963,257
Dai-ichi Life Insurance Co., Ltd. (The) 7.25%, 7/25/21(a)		360	355,890
Genworth Financial, Inc. 6.515%, 5/22/18		1,395	1,413,574
Guardian Life Insurance Co. of America 7.375%, 9/30/39(a)		700	828,614
Hartford Financial Services Group, Inc. 4.00%, 3/30/15		280	287,817
5.50%, 3/30/20		1,320	1,372,945
Humana, Inc. 6.30%, 8/01/18		361	398,758
6.45%, 6/01/16		130	146,494
7.20%, 6/15/18		825	958,305
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)		167	177,153
Lincoln National Corp. 8.75%, 7/01/19		361	464,330
Markel Corp. 7.125%, 9/30/19		684	782,866
Massachusetts Mutual Life Insurance Co. 8.875%, 6/01/39(a)		710	989,178
Metlife Capital Trust IV 7.875%, 12/15/37(a)		590	662,019
MetLife, Inc. 4.75%, 2/08/21		425	433,291

16	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

7.717%, 2/15/19	U.S.$	358	$437,813
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(a)		1,190	1,497,156
Principal Financial Group, Inc. 7.875%, 5/15/14		1,020	1,184,216
Prudential Financial, Inc. 5.15%, 1/15/13		905	958,095
6.20%, 1/15/15		145	161,755
8.875%, 6/15/38		570	698,250
Series D 7.375%, 6/15/19		110	130,991
UnitedHealth Group, Inc. 4.875%, 3/15/15		1,855	2,026,805
WellPoint, Inc. 4.35%, 8/15/20		1,225	1,238,934
5.875%, 6/15/17		120	137,313
7.00%, 2/15/19		290	345,090
XL Group PLC 5.25%, 9/15/14		824	885,957

			24,763,367

Other Finance – 0.3%
ORIX Corp. 4.71%, 4/27/15		1,345	1,375,584

REITS – 0.7%
HCP, Inc. 5.95%, 9/15/11		1,550	1,578,574
Healthcare Realty Trust, Inc. 5.125%, 4/01/14		845	898,204
Simon Property Group LP 4.375%, 3/01/21		1,540	1,534,442

			4,011,220

			71,852,819

Utility – 2.4%
Electric – 1.3%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(a)		870	899,523
Ameren Corp. 8.875%, 5/15/14		770	892,703
American Transmission Systems, Inc. 5.25%, 1/15/22(a)		385	404,368
Constellation Energy Group, Inc. 5.15%, 12/01/20		1,150	1,183,501
FirstEnergy Corp. Series B 6.45%, 11/15/11		126	129,403
Series C 7.375%, 11/15/31		279	309,868

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Nisource Finance Corp. 6.80%, 1/15/19	U.S.$	1,465	$1,686,231
SPI Electricity & Gas Australia Holdings Pty Ltd. 6.15%, 11/15/13(a)		283	306,919
Teco Finance, Inc. 4.00%, 3/15/16		310	318,754
5.15%, 3/15/20		380	400,797
Union Electric Co. 6.70%, 2/01/19		140	162,947
Wisconsin Energy Corp. 6.25%, 5/15/67		140	140,700

			6,835,714

Natural Gas – 1.1%
DCP Midstream LLC 5.35%, 3/15/20(a)		396	416,014
Energy Transfer Partners LP 6.70%, 7/01/18		886	1,020,244
7.50%, 7/01/38		909	1,073,986
EQT Corp. 8.125%, 6/01/19		689	833,276
TransCanada PipeLines Ltd. 6.35%, 5/15/67		1,670	1,701,025
Williams Partners LP 5.25%, 3/15/20		733	779,556

			5,824,101

			12,659,815

Non Corporate Sectors – 1.7%
Agencies - Not Government Guaranteed – 1.7%
AK Transneft OJSC Via TransCapitalInvest Ltd. 8.70%, 8/07/18(a)		1,425	1,774,125
Ecopetrol SA 7.625%, 7/23/19		465	546,375
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(a)		3,215	3,485,060
MDC-GMTN B.V. 3.75%, 4/20/16(a)		1,340	1,335,520
Petrobras International Finance Co. - Pifco 5.75%, 1/20/20		2,190	2,275,347

			9,416,427

Total Corporates - Investment Grades (cost $159,350,206)			174,091,190

18	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

GOVERNMENTS - TREASURIES – 20.5%
Mexico – 1.1%
Mexican Bonos Series M 10 7.25%, 12/15/16	MXN	66,340	$6,087,032

United States – 19.4%
U.S. Treasury Bonds 4.50%, 2/15/36	U.S.$	8,899	9,119,882
4.625%, 2/15/40		9,535	9,882,131
4.75%, 2/15/37		1,660	1,763,232
5.375%, 2/15/31		6,420	7,459,238
U.S. Treasury Notes 2.00%, 1/31/16		3,820	3,842,683
2.125%, 2/29/16		26,500	26,777,429
2.625%, 11/15/20		9,320	8,817,596
3.625%, 2/15/20		21,390	22,240,595
3.75%, 11/15/18		13,672	14,565,265

			104,468,051

Total Governments - Treasuries (cost $109,877,094)			110,555,083

MORTGAGE PASS-THRU’S – 16.5%
Agency Fixed Rate 30-Year – 14.8%
Federal Home Loan Mortgage Corp. Gold Series 2005 5.50%, 1/01/35		1,575	1,699,006
Series 2007 5.50%, 7/01/35		213	230,162
Federal National Mortgage Association 4.00%, 1/01/41		8,439	8,411,244
5.50%, 1/01/35-5/01/38		6,749	7,279,203
5.50%, 6/01/38		7,741	8,335,111
6.00%, 2/01/38-2/01/40		13,206	14,436,150
Series 2003 5.00%, 11/01/33		235	249,616
5.50%, 4/01/33-7/01/33		1,875	2,025,561
Series 2004 5.50%, 4/01/34-11/01/34		994	1,073,882
6.00%, 9/01/34		373	410,822
Series 2005 4.50%, 8/01/35		729	757,522
5.50%, 2/01/35		737	795,866
Series 2006 5.00%, 2/01/36		648	687,284
5.50%, 4/01/36		1,773	1,911,727
6.00%, 2/01/36		2,399	2,643,466
Series 2007 4.50%, 9/01/35		585	609,653

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

5.00%, 11/01/35-7/01/36	U.S.$	7,863	$8,338,729
5.50%, 8/01/37		6,193	6,686,828
Series 2008 6.00%, 3/01/37-5/01/38		10,397	11,388,455
Series 2010 6.00%, 4/01/40		1,186	1,296,188
Government National Mortgage Association Series 1990 9.00%, 12/15/19		*	119
Series 1999 8.15%, 9/15/20		178	201,029

			79,467,623

Agency ARMs – 1.6%
Federal Home Loan Mortgage Corp. 2.664%, 4/01/36(b)		2,127	2,235,379
Series 2006 2.515%, 3/01/34(b)		458	479,819
5.942%, 1/01/37(c)		138	146,103
Series 2007 5.692%, 1/01/37(c)		1,859	1,960,795
5.706%, 3/01/37(c)		1,550	1,649,351
Federal National Mortgage Association Series 2007 2.467%, 3/01/34(b)		1,603	1,682,445
3.574%, 8/01/37(b)		625	660,544

			8,814,436

Agency Fixed Rate 15-Year – 0.1%
Government National Mortgage Association Series 1997 8.00%, 3/15/12		65	65,875
Series 2001 7.50%, 12/15/14		703	719,938

			785,813

Total Mortgage Pass-Thru’s (cost $85,462,104)			89,067,872

COMMERCIAL MORTGAGE-BACKED SECURITIES – 10.3%
Non-Agency Fixed Rate CMBS – 9.9%
Bear Stearns Commercial Mortgage Securities Series 2007-PW18, Class A4 5.70%, 6/13/50		2,315	2,528,732
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.294%, 12/10/49		2,890	3,235,881

20	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46	U.S.$	2,130	$2,303,616
Credit Suisse Mortgage Capital Certificates Series 2006-C3, Class A3 6.018%, 6/15/38		2,850	3,160,274
Series 2006-C5, Class A3 5.311%, 12/15/39		1,600	1,711,390
Greenwich Capital Commercial Funding Corp. Series 2005-GG5, Class AJ 5.466%, 4/10/37		775	737,010
Series 2007-GG11, Class A4 5.736%, 12/10/49		420	455,095
Series 2007-GG9, Class A4 5.444%, 3/10/39		1,820	1,978,791
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB14, Class A4 5.481%, 12/12/44		1,455	1,580,433
Series 2006-CB15, Class A4 5.814%, 6/12/43		2,335	2,577,286
Series 2006-CB16, Class A4 5.552%, 5/12/45		1,810	1,971,833
Series 2007-C1, Class A4 5.716%, 2/15/51		2,965	3,235,393
Series 2007-LD11, Class A4 6.005%, 6/15/49		2,489	2,715,939
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class A4 5.372%, 9/15/39		3,360	3,669,732
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-2, Class A4 6.097%, 6/12/46		220	244,931
Series 2006-4, Class AM 5.204%, 12/12/49		940	963,950
Series 2007-9, Class A4 5.70%, 9/12/49		2,940	3,204,350
Morgan Stanley Capital I Series 2007-HQ13, Class A3 5.569%, 12/15/44		2,910	3,114,452
Series 2007-IQ13, Class A4 5.364%, 3/15/44		1,640	1,749,890
Prudential Securities Secured Financing Corp. Series 1999-NRF1, Class AEC 1.07%, 11/01/31(a)(d)(e)		17,953	229,274

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Wachovia Bank Commercial Mortgage Trust Series 2006-C27, Class A3 5.765%, 7/15/45	U.S.$	2,885	$3,188,342
Series 2006-C28, Class A4 5.572%, 10/15/48		2,990	3,261,034
Series 2007-C31, Class A4 5.509%, 4/15/47		2,925	3,098,720
Series 2007-C32, Class A3 5.932%, 6/15/49		2,435	2,640,545

			53,556,893

Agency CMBS – 0.4%
FHLMC Multifamily Structured Pass Through Certificates Series K008, Class A2 3.531%, 6/25/20		2,044	1,987,848

Total Commercial Mortgage-Backed Securities (cost $50,491,656)			55,544,741

AGENCIES – 5.6%
Agency Debentures – 5.6%
Federal Farm Credit Bank 0.243%, 9/20/12(c)		9,500	9,507,562
Federal National Mortgage Association 0.246%, 10/18/12(c)		1,500	1,500,004
6.25%, 5/15/29		8,610	10,473,221
Residual Funding Corp. Principal Strip Zero Coupon, 7/15/20		12,340	8,794,718

Total Agencies (cost $30,597,004)			30,275,505

CORPORATES - NON-INVESTMENT GRADES – 3.7%
Industrial – 2.8%
Basic – 0.7%
Georgia-Pacific LLC 5.40%, 11/01/20(a)		224	225,985
Lyondell Chemical Co. 8.00%, 11/01/17(a)		431	480,565
Nalco Co. 6.625%, 1/15/19(a)		525	540,750
Severstal OAO Via Steel Capital SA 9.75%, 7/29/13(a)		545	614,215
United States Steel Corp. 6.05%, 6/01/17		1,625	1,645,312
Westvaco Corp. 8.20%, 1/15/30		85	91,619

			3,598,446

22	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Capital Goods – 0.5%
Building Materials Corp. of America 6.75%, 5/01/21(a)	U.S.$	136	$137,870
Case New Holland, Inc. 7.875%, 12/01/17(a)		445	497,287
Huntington Ingalls Industries, Inc.
6.875%, 3/15/18(a)		127	133,668
7.125%, 3/15/21(a)		127	133,668
Mohawk Industries, Inc. 6.875%, 1/15/16		1,555	1,675,512
Textron Financial Corp. 5.40%, 4/28/13		208	219,372

			2,797,377

Communications - Media – 0.2%
CCO Holdings LLC/CCO Holdings Capital Corp. 7.875%, 4/30/18		189	204,829
8.125%, 4/30/20		64	71,200
CSC Holdings LLC 8.50%, 4/15/14		430	481,062
Univision Communications, Inc. 12.00%, 7/01/14(a)		131	141,153

			898,244

Communications - Telecommunications – 0.2%
Cricket Communications, Inc. 7.75%, 5/15/16		250	266,875
eAccess Ltd. 8.25%, 4/01/18(a)		274	276,055
Windstream Corp. 7.875%, 11/01/17		390	421,200

			964,130

Consumer Cyclical - Automotive – 0.2%
Ford Motor Co. 7.45%, 7/16/31		600	684,214
Ford Motor Credit Co. LLC 5.75%, 2/01/21		560	572,198

			1,256,412

Consumer Cyclical - Retailers – 0.1%
Limited Brands, Inc. 6.625%, 4/01/21		330	341,550
6.90%, 7/15/17		203	217,717

			559,267

Consumer Non-Cyclical – 0.5%
Fresenius Medical Care US Finance, Inc. 5.75%, 2/15/21(a)		560	546,700

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

HCA, Inc. 8.50%, 4/15/19	U.S.$	680	$754,800
Pernod-Ricard SA 5.75%, 4/07/21(a)		228	233,759
Universal Health Services, Inc. 7.125%, 6/30/16		970	1,066,487

			2,601,746

Energy – 0.2%
Chesapeake Energy Corp. 6.125%, 2/15/21		552	569,940
Tesoro Corp. 6.50%, 6/01/17		630	650,475

			1,220,415

Technology – 0.1%
Freescale Semiconductor, Inc. 9.25%, 4/15/18(a)		555	616,050

Transportation - Airlines – 0.1%
UAL 2007-1 Pass Through Trust Series 071A 6.636%, 7/02/22		560	562,597

			15,074,684

Financial Institutions – 0.6%
Banking – 0.2%
ABN Amro Bank NV 4.31%, 3/10/16	EUR	340	410,427
LBG Capital No.1 PLC 8.00%, 6/15/20(a)	U.S.$	635	615,950

			1,026,377

Brokerage – 0.1%
Lehman Brothers Holdings, Inc. 5.00%, 1/14/11(f)		520	132,600
6.20%, 9/26/14(f)		615	157,594
7.875%, 11/01/09(f)		1,476	376,380
Series G 4.80%, 3/13/14(f)		79	20,145

			686,719

Finance – 0.0%
International Lease Finance Corp. 5.65%, 6/01/14		175	178,281

Insurance – 0.3%
ING Capital Funding Trust III Series 9 3.907%, 6/30/11(c)		825	796,138

24	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

XL Group PLC Series E 6.50%, 4/15/17	U.S.$	805	$764,750

			1,560,888

			3,452,265

Utility – 0.3%
Electric – 0.3%
AES Corp. (The) 7.75%, 3/01/14-10/15/15		550	600,875
CMS Energy Corp. 8.75%, 6/15/19		490	596,759
GenOn Energy, Inc. 7.625%, 6/15/14		315	329,962
NRG Energy, Inc. 7.375%, 2/01/16		90	93,375

			1,620,971

Total Corporates - Non-Investment Grades (cost $19,916,460)			20,147,920

BANK LOANS – 1.7%
Industrial – 1.3%
Basic – 0.1%
Ineos US Finance LLC 7.50%, 12/16/13(c)		210	216,371
8.00%, 12/16/14(c)		240	248,706

			465,077

Capital Goods – 0.1%
Sequa Corp. 3.50%-3.56%, 12/03/14(c)		278	275,101

Communications - Media – 0.2%
Cengage Learning Acquisitions, Inc. (Thomson Learning) 2.46%, 7/03/14(c)		476	457,971
Clear Channel Communications, Inc. 3.86%, 1/29/16(c)		163	145,225
SuperMedia Inc. (fka Idearc Inc.) 11.00%, 12/31/15(c)		318	212,779
Univision Communications Inc. 4.46%, 3/31/17(c)		489	477,753

			1,293,728

Communications - Telecommunications – 0.1%
Intelsat Jackson Holdings S.A. (fka Intelsat Jackson Holdings, Ltd.) 5.25%, 4/02/18(c)		405	408,544

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	25

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Automotive – 0.1%
Ford Motor Co. 2.97%, 12/15/13(c)	U.S.$	372	$372,483

Consumer Cyclical -Entertainment – 0.0%
Las Vegas Sands, LLC 3.00%, 11/23/16(c)		254	249,474

Consumer Cyclical - Other – 0.1%
Caesars Entertainment Operating Company Inc. (fka Harrah’s Operating Company, Inc.) 3.21%-3.27%, 1/28/15(c)		400	374,702

Consumer Cyclical - Retailers – 0.0%
Neiman Marcus Group Inc., The 4.31%, 4/06/16(c)		238	237,723

Consumer Non-Cyclical – 0.1%
CHS/Community Health Systems, Inc. 2.56%, 7/25/14(c)		235	228,683
3.81%, 1/25/17(c)		112	110,247

			338,930

Energy – 0.1%
CITGO Petroleum Corporation 9.00%, 6/24/17(c)		596	624,530

Services – 0.2%
Aveta, Inc. 8.50%, 4/14/15(c)		213	214,004
Sabre Inc. 2.21%-2.27%, 9/30/14(c)		490	443,510
ServiceMaster Co. (The) 2.72%, 7/24/14(c)		6	5,835
2.75%-2.81%, 7/24/14(c)		60	58,587
Travelport LLC (F/K/A Travelport Inc.) 4.74%, 8/21/15(c)		724	703,783

			1,425,719

Technology – 0.2%
Avaya, Inc. 3.06%, 10/24/14(c)		57	54,827
4.81%, 10/26/17(c)		114	111,191
First Data Corporation 2.96%, 9/24/14(c)		875	830,191
SunGard Data Systems Inc. (Solar Capital Corp.) 1.97%-1.98%, 2/28/14(c)		24	23,964
3.88%-3.94%, 2/28/16(c)		349	350,962

			1,371,135

			7,437,146

26	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Utility – 0.3%
Electric – 0.3%
FirstLight Power Resources, Inc. (fka NE Energy, Inc.) 2.81%, 11/01/13(c)	U.S.$	384	$380,391
4.81%, 5/01/14(c)		852	811,282
Texas Competitive Electric Holdings Company, LLC (TXU) 3.74%, 10/10/14(c)		459	395,463

			1,587,136

Financial Institutions – 0.1%
Finance – 0.1%
CIT Group, Inc. 6.25%, 8/11/15(c)		261	265,081
Delos Aircraft Inc. 7.00%, 3/17/16(c)		59	59,557
International Lease Finance Corp (Delos Aircraft Inc) 6.75%, 3/17/15(c)		81	80,985

			405,623

Total Bank Loans (cost $9,359,594)			9,429,905

CMOs – 1.6%
Non-Agency Fixed Rate – 1.0%
Bear Stearns Alt-A Trust Series 2007-1, Class 21A1 5.18%, 1/25/47		1,942	1,160,788
Citigroup Mortgage Loan Trust, Inc. Series 2005-2, Class 1A4 5.101%, 5/25/35		1,553	1,471,847
Indymac Index Mortgage Loan Trust Series 2006-AR7, Class 4A1 5.515%, 5/25/36		1,450	826,814
JP Morgan Alternative Loan Trust Series 2006-A3, Class 2A1 4.348%, 7/25/36		1,586	925,273
Structured Asset Securities Corp. Series 2002-3, Class B3 6.50%, 3/25/32(d)		1,410	1,079,125
Series 2003-6A, Class B3 2.758%, 3/25/33(d)		851	75,175

			5,539,022

Non-Agency Floating Rate – 0.4%
Countrywide Alternative Loan Trust Series 2005-62, Class 2A1 1.306%, 12/25/35(c)		122	81,140

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	27

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Series 2006-OA14, Class 3A1 1.156%, 11/25/46(c)	U.S.$	2,295	$1,161,854
Series 2007-OA3, Class M1 0.523%, 4/25/47(c)(d)		180	1,105
WaMu Mortgage Pass Through Certificates Series 2007-OA1, Class A1A 1.006%, 2/25/47(c)		1,811	1,128,744

			2,372,843

Agency Floating Rate – 0.1%
Government National Mortgage Association Series 2006-39, Class IO 0.553%, 7/16/46(b)(e)		18,549	351,983

Non-Agency ARMs – 0.1%
Citigroup Mortgage Loan Trust, Inc. Series 2006-AR1, Class 3A1 2.65%, 3/25/36(c)		451	337,497

Agency Fixed Rate – 0.0%
Fannie Mae Grantor Trust Series 2004-T5, Class AB4 0.816%, 5/28/35		65	48,683

Total CMOs (cost $14,821,955)			8,650,028

GOVERNMENTS - SOVEREIGN AGENCIES – 1.4%
United Kingdom – 1.4%
Royal Bank of Scotland PLC (The) 1.45%, 10/20/11(a)		4,495	4,516,904
2.625%, 5/11/12(a)		2,780	2,840,051

Total Governments - Sovereign Agencies (cost $7,274,063)			7,356,955

QUASI-SOVEREIGNS – 0.9%
Quasi-Sovereign Bonds – 0.9%
Kazakhstan – 0.2%
KazMunayGas National Co. 7.00%, 5/05/20(a)		790	857,940

Malaysia – 0.3%
Petronas Capital Ltd. 5.25%, 8/12/19(a)		1,385	1,475,981

28	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Russia – 0.4%
Russian Agricultural Bank OJSC Via RSHB Capital SA 7.75%, 5/29/18(a)	U.S.$	2,180	$2,441,600

Total Quasi-Sovereigns (cost $4,353,685)			4,775,521

SUPRANATIONALS – 0.8%
European Bank for Reconstruction & Development Series G 9.25%, 9/10/12	BRL	3,890	2,533,025
European Investment Bank 5.125%, 5/30/17	U.S.$	1,490	1,700,492

Total Supranationals (cost $3,752,638)			4,233,517

ASSET-BACKED SECURITIES – 0.6%
Home Equity Loans - Floating Rate – 0.3%
HSBC Home Equity Loan Trust Series 2005-3, Class A1 0.473%, 1/20/35(c)		134	117,756
Series 2007-1, Class M1 0.593%, 3/20/36(c)		1,250	861,217
Series 2007-2, Class M1 0.523%, 7/20/36(c)		600	349,107
Newcastle Mortgage Securities Trust Series 2007-1, Class 2A1 0.343%, 4/25/37(c)		252	223,886

			1,551,966

Other ABS - Fixed Rate – 0.2%
CNH Equipment Trust Series 2010-C, Class A3 1.17%, 5/15/15		1,261	1,260,091

Home Equity Loans - Fixed Rate – 0.1%
Asset Backed Funding Certificates Series 2003-WF1, Class A2 1.375%, 12/25/32		100	92,267
Citifinancial Mortgage Securities, Inc. Series 2003-1, Class AFPT 3.36%, 1/25/33		88	81,214
Credit-Based Asset Servicing and Securitization LLC Series 2003-CB1, Class AF 3.95%, 1/25/33		224	197,910

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	29

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37(g)(h)	U.S.$	18	$0

			371,391

Total Asset-Backed Securities (cost $3,923,252)			3,183,448

LOCAL GOVERNMENTS - MUNICIPAL BONDS – 0.3%
United States – 0.3%
California State 7.625%, 3/01/40 (cost $1,383,333)		1,355	1,546,773

GOVERNMENTS - SOVEREIGN BONDS – 0.3%
Hungary – 0.3%
Hungary Government International Bond 6.375%, 3/29/21 (cost $1,349,850)		1,360	1,411,000

		Shares
PREFERRED STOCKS – 0.1%
Financial Institutions – 0.1%
Finance – 0.1%
Citigroup Capital XII 8.50% (cost $575,000)		23,000	606,947

SHORT-TERM INVESTMENTS – 1.9%
Investment Companies – 1.9%
AllianceBernstein Fixed-Income Shares, Inc. –Government STIF Portfolio, 0.10%(i) (cost $10,004,365)		10,004,365	10,004,365

Total Investments – 98.5% (cost $512,492,259)			530,880,770
Other assets less liabilities – 1.5%			7,930,406

Net Assets – 100.0%			$538,811,176

30	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at April 30, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Credit Suisse London Branch (GFX):
South Korean Won settling 6/24/11	7,885,989	$7,182,139	$7,333,352	$151,213
Goldman Sachs International:
Brazilian Real settling 5/03/11	4,063	2,598,098	2,582,904	(15,194)
Norwegian Krone settling 6/15/11	36,930	6,771,492	7,021,234	249,742
Swedish Krona settling 6/15/11	47,723	7,631,085	7,880,031	248,946
Morgan Stanley and Co., Inc.:
Canadian Dollar settling 5/26/11	5,142	5,388,499	5,431,469	42,970
Royal Bank of Canada:
Euro settling 5/26/11(1)	3,751	5,364,745	5,551,775	187,030
UBS AG:
Euro settling 6/17/11(2)	3,763	5,382,546	5,566,865	184,319

Sale Contracts:
Barclays Bank PLC Wholesale:
Mexican Peso settling 6/17/11	35,086	2,950,967	3,035,448	(84,481)
BNP Paribas SA:
Euro settling 5/12/11	10,353	14,407,793	15,330,821	(923,028)
Citibank N.A.:
Swedish Krona settling 6/15/11	6,526	1,065,158	1,077,566	(12,408)
Credit Suisse London Branch (GFX):
Japanese Yen settling 5/24/11	560,925	6,931,417	6,915,706	15,711
Goldman Sachs International:
Brazilian Real settling 5/03/11	4,063	2,462,682	2,582,904	(120,222)
Brazilian Real settling 6/02/11	4,063	2,586,192	2,578,938	7,254
Royal Bank of Canada:
Canadian Dollar settling 5/26/11(1)	5,146	5,364,744	5,436,097	(71,353)
UBS AG:
Euro settling 5/12/11	1,165	1,666,387	1,725,770	(59,383)
Swiss Franc settling 6/17/11(2)	4,924	5,382,546	5,694,307	(311,761)

(1)	Represents a cross-currency purchase of Euro and a sale of Canadian Dollar.

(2)	Represents a cross-currency purchase of Euro and a sale of Swiss Franc.

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, N.A.	$32,990	11/17/13	1.026%	3 month LIBOR	$(111,554)

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	31

Portfolio of Investments

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2011, the aggregate market value of these securities amounted to $48,266,621 or 9.0% of net assets.

(b)	Variable rate coupon, rate shown as of April 30, 2011.

(c)	Floating Rate Security. Stated interest rate was in effect at April 30, 2011.

(d)	Illiquid security.

(e)	IO – Interest Only

(f)	Security is in default and is non-income producing.

(g)	Fair valued.

(h)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of April 30, 2011, are considered illiquid and restricted.

Restricted Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Nationstar NIM Trust Series 2007-A, Class A 9.79%, 3/25/37	4/4/07	$17,607	$0	0.00%

(i)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

*	Principal amount less than $500.

Currency Abbreviations:

BRL – Brazilian Real

EUR – Euro

MXN – Mexican Peso

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

FHLMC – Federal Home Loan Mortgage Corporation

LIBOR – London Interbank Offered Rates

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

See notes to financial statements.

32	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2011 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $502,487,894)	$520,876,405
Affiliated issuers (cost $10,004,365)	10,004,365
Interest and dividends receivable	5,643,084
Receivable for investment securities sold	4,825,563
Unrealized appreciation of forward currency exchange contracts	1,087,185
Receivable for capital stock sold	492,302
Other assets (see Note F)	280,876

Total assets	543,209,780

Liabilities
Unrealized depreciation of forward currency exchange contracts	1,597,830
Payable for capital stock redeemed	1,324,608
Dividends payable	607,976
Distribution fee payable	160,709
Advisory fee payable	148,930
Payable for investment securities purchased	137,504
Unrealized depreciation on interest rate swap contracts	111,554
Transfer Agent fee payable	32,986
Administrative fee payable	24,633
Accrued expenses and other liabilities	251,874

Total liabilities	4,398,604

Net Assets	$538,811,176

Composition of Net Assets
Capital stock, at par	$49,486
Additional paid-in capital	588,063,839
Undistributed net investment income	3,139,660
Accumulated net realized loss on investment and foreign currency transactions	(70,384,050)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities and other assets	17,942,241

$538,811,176

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$385,601,096	35,409,760	$10.89	*

B	$12,842,175	1,179,197	$10.89

C	$59,607,943	5,484,339	$10.87

Advisor	$74,936,755	6,878,617	$10.89

R	$814,144	74,759	$10.89

K	$3,793,286	348,089	$10.90

I	$1,215,777	111,506	$10.90

*	The maximum offering price per share for Class A shares was $11.37 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	33

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2011 (unaudited)

Investment Income
Interest	$12,461,518
Dividends
Unaffiliated issuers	24,438
Affiliated issuers	13,317	$12,499,273

Expenses
Advisory fee (see Note B)	1,256,599
Distribution fee—Class A	590,301
Distribution fee—Class B	71,493
Distribution fee—Class C	308,943
Distribution fee—Class R	1,878
Distribution fee—Class K	4,794
Transfer agency—Class A	271,059
Transfer agency—Class B	13,893
Transfer agency—Class C	46,461
Transfer agency—Advisor Class	57,257
Transfer agency—Class R	976
Transfer agency—Class K	3,835
Transfer agency—Class I	732
Custodian	109,368
Registration fees	58,299
Administrative	40,131
Printing	36,505
Audit	28,095
Legal	26,450
Directors’ fees	6,927
Miscellaneous	14,452

Total expenses	2,948,448
Less: expenses waived and reimbursed by the Adviser (see Note B)	(435,197)

Net expenses		2,513,251

Net investment income		9,986,022

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		1,594,802
Futures contracts		96,090
Swap contracts		23,976
Foreign currency transactions		710,595
Net change in unrealized appreciation/depreciation of:
Investments		(7,095,628)
Futures contracts		(145,998)
Swap contracts		(111,554)
Foreign currency denominated assets and liabilities and other assets		(508,090)

Net loss on investment and foreign currency transactions		(5,435,807)

Net Increase in Net Assets from Operations		$4,550,215

See notes to financial statements.

34	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended April 30, 2011 (unaudited)	Year Ended October 31, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$9,986,022	$22,527,856
Net realized gain on investment and foreign currency transactions	2,425,463	9,026,359
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets	(7,861,270)	29,314,219

Net increase in net assets from operations	4,550,215	60,868,434
Dividends to Shareholders from
Net investment income
Class A	(7,306,686)	(16,561,657)
Class B	(215,007)	(626,368)
Class C	(932,634)	(2,112,596)
Advisor Class	(1,661,658)	(3,181,347)
Class R	(13,230)	(14,384)
Class K	(71,968)	(179,089)
Class I	(24,409)	(74,493)
Capital Stock Transactions
Net decrease	(52,599,380)	(16,039,225)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	– 0	–	168,359

Total increase (decrease)	(58,274,757)	22,247,634
Net Assets
Beginning of period	597,085,933	574,838,299

End of period (including undistributed net investment income of $3,139,660 and $3,379,230, respectively)	$538,811,176	$597,085,933

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	35

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2011 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of four portfolios: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio and the Real Asset Strategy Portfolio (formerly, Multi-Asset Inflation Strategy Portfolio). The Intermediate Bond Portfolio commenced operations on July 1, 1999. The Bond Inflation Strategy Portfolio and Municipal Bond Inflation Strategy Portfolio commenced operations on January 26, 2010. The Real Asset Strategy Portfolio commenced operations on March 8, 2010. This report relates only to the Intermediate Bond Portfolio. The Intermediate Bond Portfolio (the “Portfolio”) offers Class A, Class B, Class C, Advisor Class, Class R, Class K, and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Portfolio to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Portfolio’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

36	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	37

Notes to Financial Statements

the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

In valuing the Term Asset-Backed Loan Facility (“TALF”) transactions, the Adviser utilized a portfolio pricing service to price the TALF loans. The methodologies utilized by the vendor to value the TALF loans took into consideration, among other factors, the deal characteristics, historical performance, market interest rates, and the value of the underlying collateral.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The Portfolio has elected the fair value option in valuing the TALF loan liability as permitted by U.S. GAAP regarding the fair value option for financial assets and financial liabilities. The fair value option permits a fund the opportunity to mitigate volatility in net assets caused by measuring related assets and liabilities differently. Consequently the Portfolio recorded the loan liability on the statement of assets and liabilities at fair value. The fair value option requires that the TALF loan be marked-to-market giving consideration to relevant market factors including changes in the market value of the collateral related to the TALF loan (see Note D.5). As of April 30, 2011, the Portfolio did not have a difference between the aggregate fair value and the aggregate unpaid principal balance of the TALF loans outstanding. For the six months ended April 30, 2011, the Portfolio did not invest in TALF loans.

38	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2011:

Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Corporates – Investment Grades	$—	$173,440,950	$650,240	$174,091,190
Governments – Treasuries	—	110,555,083	—	110,555,083
Mortgage Pass-Thru’s	—	89,067,872	—	89,067,872
Commercial Mortgage-Backed Securities	—	32,348,210	23,196,531	55,544,741
Agencies	—	30,275,505	—	30,275,505
Corporates – Non-Investment Grades	—	20,147,920	—	20,147,920
Bank Loans	—	—	9,429,905	9,429,905
CMOs	—	400,666	8,249,362	8,650,028
Governments – Sovereign Agencies	—	7,356,955	—	7,356,955
Quasi-Sovereigns	—	4,775,521	—	4,775,521
Supranationals	—	4,233,517	—	4,233,517
Asset-Backed Securities	—	—	3,183,448	3,183,448
Local Governments – Municipal Bonds	—	1,546,773	—	1,546,773
Governments – Sovereign Bonds	—	1,411,000	—	1,411,000
Preferred Stocks	606,947	—	—	606,947
Short-Term Investments	10,004,365	—	—	10,004,365

Total Investments in Securities	10,611,312	475,559,972	44,709,486	530,880,770
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	—	1,087,185	—	1,087,185
Liabilities
Forward Currency Exchange Contracts	—	(1,597,830)	—	(1,597,830)
Interest Rate Swap Contracts	—	(111,554)	—	(111,554)

Total	$10,611,312	$474,937,773	$44,709,486	$530,258,571

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	39

Notes to Financial Statements

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

	Corporates - Investment Grades	Commercial Mortgage - Backed Securities	Corporates - Non-Investment Grades
Balance as of 10/31/10	$—	$17,478,935	$2,488,011
Accrued discounts/(premiums)	—	56,217	441
Realized gain (loss)	—	185,031	691,402
Change in unrealized appreciation/depreciation	4,724	472,624	(776,767)
Purchases	645,516	2,338,672	—
Sales	—	(2,421,516)	(1,224,540)
Transfers into Level 3	—	5,086,568	—
Transfers out of Level 3	—	—	(1,178,547)

Balance as of 4/30/11	$650,240	$23,196,531	$—

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/11*	$4,724	$675,768	$—

	Bank Loans	CMOs	Asset-Backed Securities
Balance as of 10/31/10	$11,156,610	$8,659,846	$1,752,202
Accrued discounts/(premiums)	93,234	(603)	101
Realized gain (loss)	236,891	(2,977)	(311)
Change in unrealized appreciation/depreciation	(41,343)	753,458	393,960
Purchases	1,576,466	—	1,260,962
Sales	(3,591,953)	(1,160,362)	(223,466)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 4/30/11	$9,429,905	$8,249,362	$3,183,448

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/11*	$141,769	$753,458	$255,283

	Total
Balance as of 10/31/10	$41,535,604
Accrued discounts/(premiums)	149,390
Realized gain (loss)	1,110,036
Change in unrealized appreciation/depreciation	806,656
Purchases	5,821,616
Sales	(8,621,837)
Transfers into Level 3	5,086,568
Transfers out of Level 3	(1,178,547)

Balance as of 4/30/11	$44,709,486

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/11*	$1,831,002

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

40	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	41

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .45% of the first $2.5 billion, .40% of the next $2.5 billion and .35% in excess of $5 billion, of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .85%, 1.55%, 1.55%, .55%, 1.05%, .80% and .55% of the daily average net assets for the Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. This waiver extends through January 31, 2012 and then may be extended by the Adviser for additional one year terms. For the six months ended April 30, 2011, such reimbursement amounted to $435,197.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended April 30, 2011, such fee amounted to $40,131.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $248,350 for the six months ended April 30, 2011.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The

42	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

Distributor has advised the Portfolio that it has retained front-end sales charges of $6,103 from the sale of Class A shares and received $2,090, $6,598 and $3,662 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 2011.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2011 is as follows:

Market Value October 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2011 (000)	Dividend Income (000)
$ 51,510	$87,921	$129,427	$10,004	$13

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to both Class B and Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares and .25% of the Portfolio’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $359,643, $794,441, $81,807, and $30,352 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	43

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2011 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$46,097,173	$61,221,353
U.S. government securities	199,848,462	203,572,810

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$29,425,414
Gross unrealized depreciation	(11,036,903)

Net unrealized appreciation	$18,388,511

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

During the six months ended April 30, 2011, the Portfolio held futures contracts for hedging and non-hedging purposes.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded

44	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

During the six months ended April 30, 2011, the Portfolio held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures including by making direct investments in foreign currencies, as described below

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	45

Notes to Financial Statements

under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of

46	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2011, the Portfolio held interest rate swap contracts for hedging and non-hedging purposes.

Documentation governing the Portfolio’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction. As of April 30, 2011, the Portfolio had interest rate swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounted to $111,554 at April 30, 2011.

At April 30, 2011, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$1,087,185	Unrealized depreciation of forward currency exchange contracts	$1,597,830

Interest rate contracts			Unrealized depreciation on interest rate swap contracts	111,554

Total		$1,087,185		$1,709,384

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	47

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities and other assets	$548,921	$(566,445)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	23,976	(111,554)
Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	96,090	(145,998)

Total		$668,987	$(823,997)

For the six months ended April 30, 2011, the average monthly principal amount of foreign exchange contracts was $84,670,514 and the average monthly notional amount of interest rate swaps was $32,990,000. For one month of the period, the average monthly original value of futures contracts was $12,658,033.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

48	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended April 30, 2011, the Portfolio earned drop income of $60,832 which is included in interest income in the accompanying statement of operations.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended April 30, 2011, the Portfolio had no transactions in reverse repurchase agreements.

5. Loan Participations and Assignments

The Portfolio may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or by buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). A loan is often administered by a bank or other financial institution (the “Lender”) that acts as agent for all holders. The agent administers the terms of the loan as specified in the loan agreement. When investing in Participations, the Portfolio generally has no right to enforce compliance with the terms of the loan agreement with the borrower. In addition, when investing in Participations, the Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender and only upon receipt of payments by the Lender from the borrower. As a result, the Portfolio may be subject to the credit risk of both the borrower and the Lender. When the Portfolio purchases Assignments from Lenders, it will typically acquire direct rights against the borrower on the loan. These loans may include participations in “bridge loans”, which are loans taken out by borrowers for a short period (typically less than six months) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high-yield bonds issued for the purpose of acquisitions. The Portfolio may also participate in

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	49

Notes to Financial Statements

unfunded loan commitments, which are contractual obligations for investing in future Participations, and receive a commitment fee based on the amount of the commitment. Under these arrangements, the Portfolio will receive a fixed rate commitment fee and, if and to the extent the borrower borrows under the facility, the Portfolio will receive an additional funding fee. At April 30, 2011, the Portfolio had no such commitments outstanding and received $0 in commitment fees for the six months ended April 30, 2011.

6. Term Asset-Backed Securities Loan Facility

Through July 14, 2010, the Portfolio participated in the TALF program. Under the TALF program eligible borrowers obtained a non-recourse loan from the Federal Reserve Bank of New York (“FRBNY”) by posting certain asset-backed securities and commercial mortgage-backed securities (“Eligible Securities”) as collateral. The transfer of the collateral was not recorded as a sale on a Portfolio’s records. The Portfolio agreed to repay the non-recourse loan amount plus accrued interest under the terms of the loan, with the principal balance being due at loan maturity. According to the terms of the TALF program, the Portfolio was not required to pledge further collateral in the event that the value of the Eligible Securities transferred as collateral fell below the loan amount. The loan was prepayable in whole or in part at any time at the Portfolio’s option. Prepayments of principal received on the collateral during the loan term must be used to immediately reduce proportionately the loan balance outstanding. At the time of loan approval, the Portfolio paid a one time administration fee based upon the amount borrowed to the FRBNY.

Borrowing under TALF, as with the extension of other types of credit, subjected the Portfolio to certain risks, including possible delays in recovery of securities posted as collateral or possible loss of rights in collateral should the Portfolio be unable to repay a loan. Additionally, there was the risk that the expense associated with the TALF loan, including interest expense, may be greater than the income earned from the investment of the proceeds and/or the interest earned on the collateral to which the Portfolio was entitled. Under the TALF program, interest earned on collateral was used to pay interest expense associated with a loan. Should the interest earned exceed the interest expense on any given payment date, the remainder was applied to the principal balance. Conversely, should the interest earned on the collateral be in shortfall of the interest expense due at any given payment date, the Portfolio was required to expend cash for the difference in order to meet its obligation. Interest on the TALF loan was measured based on a predetermined rate on the loan origination date and is reported on the statement of operations as interest expense.

As of July 15, 2010 there were no TALF loans outstanding for the Portfolio.

50	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2011 (unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (unaudited)	Year Ended October 31, 2010

Class A
Shares sold	1,176,335	3,783,872	$12,698,281	$40,097,894

Shares issued in reinvestment of dividends	479,612	1,117,653	5,172,839	11,805,318

Shares converted from Class B	154,497	554,999	1,672,186	5,874,476

Shares redeemed	(4,457,901)	(8,189,358)	(48,134,570)	(86,447,781)

Net decrease	(2,647,457)	(2,732,834)	$(28,591,264)	$(28,670,093)

Class B
Shares sold	75,679	333,372	$815,978	$3,532,916

Shares issued in reinvestment of dividends	17,655	51,669	190,412	544,881

Shares converted to Class A	(154,497)	(554,999)	(1,672,186)	(5,874,476)

Shares redeemed	(220,575)	(492,541)	(2,379,803)	(5,203,968)

Net decrease	(281,738)	(662,499)	$(3,045,599)	$(7,000,647)

Class C
Shares sold	296,796	1,138,306	$3,204,987	$12,010,339

Shares issued in reinvestment of dividends	63,603	151,425	684,714	1,596,358
Shares redeemed	(947,919)	(1,225,089)	(10,205,692)	(12,934,810)

Net increase (decrease)	(587,520)	64,642	$(6,315,991)	$671,887

Advisor Class
Shares sold	369,110	2,657,378	$3,988,819	$28,172,205

Shares issued in reinvestment of dividends	150,165	292,328	1,620,383	3,095,448

Shares redeemed	(1,829,510)	(825,457)	(19,677,458)	(8,719,645)

Net increase (decrease)	(1,310,235)	2,124,249	$(14,068,256)	$22,548,008

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	51

Notes to Financial Statements

	Shares		Amount
	Six Months Ended April 30, 2011 (unaudited)	Year Ended October 31, 2010	Six Months Ended April 30, 2011 (unaudited)	Year Ended October 31, 2010

Class R
Shares sold	31,679	66,211	$340,607	$707,789

Shares issued in reinvestment of dividends	1,212	1,288	13,074	13,722

Shares redeemed	(27,211)	(13,641)	(293,709)	(144,888)

Net increase	5,680	53,858	$59,972	$576,623

Class K
Shares sold	112,802	83,823	$1,221,158	$882,061

Shares issued in reinvestment of dividends	6,660	17,010	71,902	179,761

Shares redeemed	(167,926)	(135,292)	(1,813,039)	(1,430,861)

Net decrease	(48,464)	(34,459)	$(519,979)	$(369,039)

Class I
Shares sold	5,047	36,758	$54,554	$400,172

Shares issued in reinvestment of dividends	2,265	7,135	24,472	74,723

Shares redeemed	(18,352)	(416,635)	(197,289)	(4,270,859)

Net decrease	(11,040)	(372,742)	$(118,263)	$(3,795,964)

For the year ended October 31, 2010, the Portfolio received $168,359 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Portfolio’s statement of changes in net assets. Neither the Portfolio nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

52	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

Prior to September 15, 2008, the Portfolio had swap counterparty exposure to Lehman Brothers Holdings Inc. (“Lehman Brothers”), as a guarantor for Lehman Brothers Special Financing Inc. (“LBSF”), which filed for bankruptcy on September 15, 2008. As a result, on September 15, 2008, the Portfolio terminated all outstanding swap contracts with LBSF prior to their scheduled maturity dates in accordance with the terms of the swap agreements. Upon the termination of the swap contracts, Lehman Brothers’ obligations to the Portfolio amounted to $743,058. The Portfolio’s claim to these obligations subject to the pending bankruptcy proceeding against the Lehman Brothers estate (the “Bankruptcy Claim”). As of April 30, 2011, the Bankruptcy Claim, based upon the estimated recovery value, was being valued at $280,876 (37.80% of the Bankruptcy Claim). The estimated recovery value may change over time. The Adviser has agreed to make the Portfolio whole in respect of the amount of the recovery that would be paid on the Bankruptcy Claim in the event the Bankruptcy Claim is not honored by the Lehman Brothers estate, or with respect to any diminution in value upon the sale of the Bankruptcy Claim, in either case resulting from the manner in which the Bankruptcy Claim was processed by the Adviser.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	53

Notes to Financial Statements

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended April 30, 2011.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended October 31, 2010 and October 31, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$22,749,934	$24,768,232

Total taxable distributions	22,749,934	24,768,232

Total distributions paid	$22,749,934	$24,768,232

54	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Notes to Financial Statements

As of October 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$4,212,901
Accumulated capital and other losses	(72,433,479	)(a)
Unrealized appreciation/(depreciation)	25,241,592	(b)

Total accumulated earnings/(deficit)	$(42,978,986	)(c)

(a)

On October 31, 2010, the Portfolio had a net capital loss carryforward for federal income tax purposes of $72,321,683 (of which approximately $69,015,445 was attributable to the purchase of the net assets of AllianceBernstein Bond Fund -U.S. Government Portfolio) of which $27,734,923 expires in the year 2012, $12,682,229 expires in the year 2013, $19,419,566 expires in the year 2014, and $12,484,965 expires in the year 2015. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Portfolio utilized capital loss carryforwards of $8,376,338. The Portfolio had $9,362,051 of capital loss carryforwards expire in the fiscal year. As a result of the acquisition of U.S. Government Portfolio by the Portfolio, various limitations and reductions regarding the future utilization of certain capital loss carryforwards were applied, based on certain provisions in the Internal Revenue Code. The Portfolio deferred straddle losses of $111,796 at October 31, 2010.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premium, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to dividends payable and the tax treatment of interest on defaulted securities.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	55

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2011 (unaudited)	Year Ended October 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.98	$ 10.28	$ 8.77	$ 10.24	$ 10.18	$ 10.15

Income From Investment Operations
Net investment income(a)(b)	.20	.42	.44	.50	.42	.41
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.09)	.70	1.53	(1.49)	.06	.04
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.11	1.12	1.97	(.99)	.48	.45

Less: Dividends
Dividends from net investment income	(.20)	(.42)	(.46)	(.48)	(.42)	(.42)

Net asset value, end of period	$ 10.89	$ 10.98	$ 10.28	$ 8.77	$ 10.24	$ 10.18

Total Return
Total investment return based on net asset value(d)	1.02%	11.17	%*	23.01	%*	(10.15	)%*	4.79	%*	4.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$385,601	$418,023	$419,319	$360,606	$41,696	$44,409
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85	%(e)	.91	%(f)	.89%	.85%	.98%	.98	%(f)
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	.85	%(e)	.85	%(f)	.85%	.85%	.98%	.98	%(f)
Expenses, before waivers/reimbursements	1.00	%(e)	1.11	%(f)	1.11%	1.09%	1.54%	1.34	%(f)
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	1.00	%(e)	1.05	%(f)	1.07%	1.09%	1.54%	1.34	%(f)
Net investment income(b)	3.63	%(e)	3.98	%(f)	4.71%	4.68%	4.13%	4.08	%(f)
Portfolio turnover rate	45%	99%	95%	184%	173%	446%

See footnote summary on page 63.

56	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended April 30, 2011 (unaudited)	Year Ended October 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.98	$ 10.28	$ 8.77	$ 10.23	$ 10.18	$ 10.15

Income From Investment Operations
Net investment income(a)(b)	.16	.35	.38	.42	.35	(g)	.38	(g)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.09)	.70	1.52	(1.47)	.05	.04
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.07	1.05	1.90	(1.05)	.40	.42

Less: Dividends
Dividends from net investment income	(.16)	(.35)	(.39)	(.41)	(.35)	(.39)

Net asset value, end of period	$ 10.89	$ 10.98	$ 10.28	$ 8.77	$ 10.23	$ 10.18

Total Return
Total investment return based on net asset value(d)	.68%	10.40	%*	22.17	%*	(10.69	)%*	3.96	%*	4.20%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,842	$16,048	$21,830	$31,207	$20,157	$30,154
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55	%(e)	1.62	%(f)	1.58%	1.55%	1.66%	1.33	%(f)
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	1.55	%(e)	1.55	%(f)	1.55%	1.55%	1.66%	1.33	%(f)
Expenses, before waivers/reimbursements	1.76	%(e)	1.88	%(f)	1.87%	1.83%	2.29%	2.10	%(f)
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	1.76	%(e)	1.81	%(f)	1.84%	1.83%	2.29%	2.10	%(f)
Net investment income(b)	2.92	%(e)	3.35	%(f)	4.07%	3.95%	3.46	%(g)	3.75	%(f)(g)
Portfolio turnover rate	45%	99%	95%	184%	173%	446%

See footnote summary on page 63.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	57

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2011 (unaudited)	Year Ended October 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.96	$ 10.26	$ 8.75	$ 10.22	$ 10.16	$ 10.13

Income From Investment Operations
Net investment income(a)(b)	.16	.35	.38	.43	.35	.34
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.09)	.70	1.52	(1.49)	.06	.04
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.07	1.05	1.90	(1.06)	.41	.38

Less: Dividends
Dividends from net investment income	(.16)	(.35)	(.39)	(.41)	(.35)	(.35)

Net asset value, end of period	$ 10.87	$ 10.96	$ 10.26	$ 8.75	$ 10.22	$ 10.16

Total Return
Total investment return based on net asset value(d)	.68%	10.42	%*	22.22	%*	(10.80	)%*	4.07	%*	3.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$59,608	$66,568	$61,635	$51,708	$9,404	$9,874
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.55	%(e)	1.61	%(f)	1.59%	1.55%	1.68%	1.68	%(f)
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	1.55	%(e)	1.55	%(f)	1.55%	1.55%	1.68%	1.68	%(f)
Expenses, before waivers/reimbursements	1.72	%(e)	1.83	%(f)	1.82%	1.80%	2.27%	2.07	%(f)
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	1.72	%(e)	1.77	%(f)	1.78%	1.80%	2.27%	2.07	%(f)
Net investment income(b)	2.93	%(e)	3.27	%(f)	4.02%	3.99%	3.45%	3.40	%(f)
Portfolio turnover rate	45%	99%	95%	184%	173%	446%

See footnote summary on page 63.

58	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2011 (unaudited)	Year Ended October 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.99	$ 10.28	$ 8.78	$ 10.24	$ 10.18	$ 10.15

Income From Investment Operations
Net investment income(a)(b)	.21	.44	.47	.50	.45	.44
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.09)	.73	1.51	(1.45)	.06	.04
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.12	1.17	1.98	(.95)	.51	.48

Less: Dividends
Dividends from net investment income	(.22)	(.46)	(.48)	(.51)	(.45)	(.45)

Net asset value, end of period	$ 10.89	$ 10.99	$ 10.28	$ 8.78	$ 10.24	$ 10.18

Total Return
Total investment return based on net asset value(d)	1.08%	11.59	%*	23.23	%*	(9.78	)%*	5.11	%*	4.83%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$74,937	$89,981	$62,369	$33,139	$32,375	$29,966
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.55	%(e)	.60	%(f)	.60%	.55%	.68%	.68	%(f)
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	.55	%(e)	.55	%(f)	.55%	.55%	.68%	.68	%(f)
Expenses, before waivers/reimbursements	.70	%(e)	.80	%(f)	.80%	.80%	1.25%	1.02	%(f)
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	.70	%(e)	.75	%(f)	.76%	.80%	1.25%	1.02	%(f)
Net investment income(b)	3.91	%(e)	4.19	%(f)	4.95%	4.98%	4.44%	4.38	%(f)
Portfolio turnover rate	45%	99%	95%	184%	173%	446%

See footnote summary on page 63.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	59

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2011 (unaudited)	Year Ended October 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.98	$ 10.28	$ 8.77	$ 10.24	$ 10.18	$ 10.15

Income From Investment Operations
Net investment income(a)(b)	.19	.37	.43	.46	.44	.39
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.09)	.73	1.51	(1.47)	.02	.04
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.10	1.10	1.94	(1.01)	.46	.43

Less: Dividends
Dividends from net investment income	(.19)	(.40)	(.43)	(.46)	(.40)	(.40)

Net asset value, end of period	$ 10.89	$ 10.98	$ 10.28	$ 8.77	$ 10.24	$ 10.18

Total Return
Total investment return based on net asset value(d)	.93%	10.94	%*	22.74	%*	(10.33	)%*	4.57	%*	4.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$814	$759	$156	$73	$577	$13
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.05	%(e)	1.08	%(f)	1.11%	1.05%	1.18%	1.18	%(f)
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	1.05	%(e)	1.05	%(f)	1.05%	1.05%	1.18%	1.18	%(f)
Expenses, before waivers/reimbursements	1.32	%(e)	1.37	%(f)	1.38%	1.25%	1.74%	1.57	%(f)
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	1.32	%(e)	1.34	%(f)	1.33%	1.25%	1.74%	1.57	%(f)
Net investment income(b)	3.44	%(e)	3.49	%(f)	4.39%	4.45%	3.97%	3.89	%(f)
Portfolio turnover rate	45%	99%	95%	184%	173%	446%

See footnote summary on page 63.

60	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2011 (unaudited)	Year Ended October 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 10.99	$ 10.29	$ 8.78	$ 10.25	$ 10.19	$ 10.16

Income From Investment Operations
Net investment income(a)(b)	.20	.43	.45	.48	.42	.42
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.09)	.70	1.52	(1.47)	.06	.03
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.11	1.13	1.97	(.99)	.48	.45

Less: Dividends
Dividends from net investment income	(.20)	(.43)	(.46)	(.48)	(.42)	(.42)

Net asset value, end of period	$ 10.90	$ 10.99	$ 10.29	$ 8.78	$ 10.25	$ 10.19

Total Return
Total investment return based on net asset value(d)	1.05%	11.21	%*	23.05	%*	(10.09	)%*	4.84	%*	4.54%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,793	$4,359	$4,434	$3,784	$7,222	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.80	%(e)	.86	%(f)	.84%	.80%	.93%	.93	%(f)
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	.80	%(e)	.80	%(f)	.80%	.80%	.93%	.93	%(f)
Expenses, before waivers/reimbursements	1.01	%(e)	1.09	%(f)	1.05%	1.02%	1.53%	1.27	%(f)
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	1.01	%(e)	1.03	%(f)	1.01%	1.02%	1.53%	1.27	%(f)
Net investment income(b)	3.67	%(e)	4.02	%(f)	4.76%	4.69%	4.39%	4.13	%(f)
Portfolio turnover rate	45%	99%	95%	184%	173%	446%

See footnote summary on page 63.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	61

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2011 (unaudited)	Year Ended October 31,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 11.00	$ 10.29	$ 8.78	$ 10.24	$ 10.18	$ 10.16

Income From Investment Operations
Net investment income(a)(b)	.21	.49	.47	.50	.45	.44
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.10)	.68	1.52	(1.45)	.06	.03
Contributions from Adviser	– 0	–	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	.11	1.17	1.99	(.95)	.51	.47

Less: Dividends
Dividends from net investment income	(.21)	(.46)	(.48)	(.51)	(.45)	(.45)

Net asset value, end of period	$ 10.90	$ 11.00	$ 10.29	$ 8.78	$ 10.24	$ 10.18

Total Return
Total investment return based on net asset value(d)	1.08%	11.59	%*	23.36	%*	(9.78	)%*	5.10	%*	4.71%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,216	$1,348	$5,095	$5,115	$5,368	$5,913
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.55	%(e)	.67	%(f)	.59%	.55%	.68%	.68	%(f)
Expenses, net of waivers/reimbursements, excluding interest expense and TALF administration fee	.55	%(e)	.55	%(f)	.55%	.55%	.68%	.68	%(f)
Expenses, before waivers/reimbursements	.68	%(e)	.81	%(f)	.72%	.64%	1.09%	.88	%(f)
Expenses, before waivers/reimbursements, excluding interest expense and TALF administration fee	.68	%(e)	.69	%(f)	.68%	.64%	1.09%	.88	%(f)
Net investment income(b)	3.92	%(e)	4.60	%(f)	5.02%	4.98%	4.44%	4.37	%(f)
Portfolio turnover rate	45%	99%	95%	184%	173%	446%

See footnote summary on page 63.

62	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Net of fees and expenses waived by Distributor.

*	Includes the impact of proceeds received and credited to the Portfolio resulting from class action settlements, which enhanced the Portfolio’s performance for the years ended October 31, 2010, October 31, 2009, October 31, 2008 and October 31, 2007 by 0.01%, 0.01%, 0.21% and 0.61%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	63

Financial Highlights

RESULTS OF STOCKHOLDERS MEETING

(unaudited)

The Annual Meeting of Stockholders of the AllianceBernstein Bond Fund—Intermediate Bond Portfolio (the “Portfolio”) was held on November 5, 2010 and adjourned until December 16, 2010. At the November 5, 2010 Meeting, with respect to the first item of business, the election of Directors for the Fund, the required number of outstanding shares was voted in favor of the proposal, and the proposal was approved. At the December 16, 2010 meeting, with respect to the fifth item of business, changes to the Portfolio’s fundamental policy regarding commodities, the required number of outstanding shares was voted in favor of the proposal, and the proposal was approved. A description of each proposal and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Portfolio’s proxy statement):

	Voted For	Withheld Authority
Proposal 1: The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

John H. Dobkin	40,126,698	1,298,732
Michael J. Downey	40,109,796	1,315,633
William H. Foulk, Jr.	40,091,007	1,334,422
D. James Guzy	40,106,461	1,318,969
Nancy P. Jacklin	40,111,905	1,313,524
Robert M. Keith	40,099,962	1,325,468
Garry L. Moody	40,110,488	1,314,941
Marshall C. Turner, Jr.	40,116,594	1,308,835
Earl D. Weiner	40,107,113	1,318,317

	Voted For	Voted Against	Abstained	Broker Non- Votes
Proposal 5. Approve the Amendment of the Portfolio’s fundamental policy regarding commodities.	23,902,552	1,105,668	2,640,040	7,856,106

64	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

Results of Stockholders Meeting

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(2), Vice President Shawn E. Keegan(2) , Vice President Alison M. Martier(2) , Vice President	Douglas J. Peebles(2) , Vice President Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and
Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Investment Grade Core Fixed Income Team. Mr. Paul J. DeNoon, Mr. Shawn E. Keegan, Ms. Alison M. Martier, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Board of Directors

Information Regarding the Review and Approval of the Portfolio’s Investment Advisory Contract

The disinterested directors (the “directors”) of AllianceBernstein Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Investment Advisory Contract (the “Advisory Agreement”) with the Adviser in respect of AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”) at a meeting held on November 2-4, 2010.

Prior to approval of the continuance of the Advisory Agreement in respect of the Portfolio, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Portfolio was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolio gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolio and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Portfolio and the overall arrangements between the Portfolio and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business

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judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolio. They noted the professional experience and qualifications of the Portfolio’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Portfolio will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Portfolio’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Portfolio to the Adviser than the fee rates stated in the Portfolio’s Advisory Agreement. The directors noted that the Adviser had waived reimbursement from the Portfolio in the Portfolio’s latest fiscal year. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Portfolio’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Portfolio under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Portfolio to the Adviser for calendar years 2008 and 2009 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Portfolio, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Portfolio. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Portfolio before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Portfolio in 2009 was not unreasonable and noted that the Adviser’s relationship with the Portfolio was not profitable to it in 2008.

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Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Portfolio other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers that execute purchases and sales of securities on behalf of its clients (although not for the Portfolio) on an agency basis) and 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Portfolio’s shares and transfer agency fees paid by the Portfolio to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Portfolio.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Portfolio at each regular Board meeting during the year. At the November 2010 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Portfolio as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays Capital U.S. Aggregate Bond Index (the “Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2010 and (in the case of comparisons with the Index) the since inception period (July 1999 inception). The directors noted that the Portfolio was in the 3rd quintile of the Performance Group and 1st quintile of the Performance Universe for the 1-year period, and in the 4th quintile of the Performance Group and 3rd quintile of the Performance Universe for the 3-, 5- and 10-year periods. The Portfolio outperformed the Index in the 1-year period, but lagged the Index in the 3-, 5- and 10-year and the since inception periods. The directors also reviewed performance information for periods ended September 30, 2010 (for which the data was not limited to Class A Shares), and noted that in the 3-month, year-to-date and 1-year periods the Portfolio had outperformed the Lipper Intermediate Investment Grade Debt Funds Average and the Index. The directors also noted the changes to the Portfolio’s investment policies and the acquisition in November 2007 of all the assets and liabilities of AllianceBernstein Bond Fund, Inc.—U.S. Government Portfolio. Based on their review, the directors concluded that the Portfolio’s performance was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Portfolio to the Adviser and information prepared by Lipper concerning advisory fee rates paid

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by other funds in the same Lipper category as the Portfolio at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Portfolio. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Portfolio. The directors noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Portfolio and that the application of the institutional fee schedule to the level of assets of the Portfolio would result in a fee rate lower than that in the Portfolio’s Advisory Agreement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements. The directors also reviewed information that indicated that the Portfolio pays a higher fee rate than a registered investment company with an investment style similar to that of the Portfolio that is sub-advised by the Adviser. The directors also noted that the Adviser advises a portfolio of another AllianceBernstein fund with an investment style substantially similar to that of the Portfolio for the same fee schedule as the Portfolio.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Portfolio relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered the total expense ratio of the Class A shares of the Portfolio in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Portfolio and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Portfolio. The Class A expense ratio of the Portfolio was based on the Portfolio’s latest fiscal year and reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some funds in the Portfolio’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	69

cases might be voluntary and temporary. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Portfolio by others.

The directors noted that, at the Portfolio’s current size, its contractual effective advisory fee rate of 45 basis points was lower than the Expense Group median. The directors noted that in the Portfolio’s latest fiscal year, the administrative expense reimbursement of 2 basis points had been waived by the Adviser. The directors also noted that the Portfolio’s total expense ratio, which had been capped by the Adviser, was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Portfolio’s expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Portfolio contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Portfolio, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Portfolio’s breakpoint arrangements would result in a sharing of economies of scale in the event the Portfolio’s net assets exceed a breakpoint in the future.

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THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) with respect to AllianceBernstein Intermediate Bond Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. The first factor is an additional factor required to be considered by the AoD. The Supreme Court recently held the Gartenberg decision was correct in its basic formulation of what Section 36(b) of

1	It should be noted that the Senior Officer’s fee evaluation was completed on October 21, 2010 and discussed with the Board of Directors on November 2-4, 2010.

2	Future references to the Portfolio do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Portfolio.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	71

the 40 Act requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), slip op. at 9, 559 U.S.          2010. In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”3

PORTFOLIO ADVISORY FEES, EXPENSE CAPS, REIMBURSEMENTS & RATIOS

The Adviser proposed that the Portfolio pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in connection with the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.4

Category	Net Assets 09/30/10 ($MM)	Advisory Fee Based on % of Average Daily Net Assets	Portfolio
Low Risk Income	$594.8	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance	Intermediate Bond Portfolio

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s most recently completed fiscal year, the Adviser was entitled to receive $84,531 (0.016% of the Portfolio’s average daily net assets) for such services but waived the amount in its entirety.

3	Jones v. Harris at 11.

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

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The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser at the end of the Portfolio’s fiscal year upon at least 60 days written notice. In addition, set forth below are the Portfolio’s gross expense ratios, annualized for the most recent semi-annual period:

Portfolio	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[5] (04/30/10)	Fiscal Year End
Intermediate Bond Portfolio	Advisor Class A Class B Class C Class R Class K Class I	0.55% 0.85% 1.55% 1.55% 1.05% 0.80% 0.55%	0.88% 1.19% 1.95% 1.90% 1.45% 1.16% 0.88%	October 31

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services.6 In addition, retail mutual funds managed by the Adviser are widely held. Servicing the Portfolio’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are

5	Annualized.

6	For the most recently completed fiscal year, the Advisor waived the reimbursement amount that it was entitled to receive from the Portfolio in its entirety.

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acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Portfolio had the AllianceBernstein Institutional fee schedule been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2010 net assets.8

Portfolio	Net Assets 09/30/10 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	$594.8	U.S. Strategic Core Plus Schedule 50 bp on 1st $30 million 20 bp on the balance Minimum account size: $25m	0.215%	0.450%

7	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 13.

8	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

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The Adviser manages Sanford C. Bernstein Fund, Inc. (“SCB Fund”), an open-end management investment company. The Intermediate Duration Portfolio of SCB Fund has a similar investment style as the Portfolio. Set forth in the table below is Intermediate Duration Portfolio’s advisory fee schedule and what would have been the effective advisory fee of the Portfolio had the fee schedule of Intermediate Duration Portfolio been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2010 net assets:

Portfolio	SCB Fund Portfolio	Fee Schedule	SCB Fund Effective Fee	Portfolio Advisory Fee
Intermediate Bond Portfolio	Intermediate Duration Portfolio	50 bp on 1st $1 billion 45 bp on next $2 billion 40 bp on next $2 billion 35 bp on next $2 billion 30 bp thereafter	0.500%	0.450%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Portfolio.9 Also shown are what would have been the effective advisory fee of the Portfolio had the AVPS fee schedule been applicable to the Portfolio based on September 30, 2010 net assets and the Portfolio’s advisory fees:

Portfolio	AVPS Portfolio	Fee Schedule	AVPS Effective Fee	Portfolio Advisory Fee
Intermediate Bond Fund, Inc.	Intermediate Bond Portfolio	0.45% on first $2.5 billion 0.40% on next $2.5 billion 0.35% on the balance	0.450%	0.450%

9	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Portfolio has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

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The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationship that has a somewhat similar investment style as the Portfolio. Also shown are what would have been the effective advisory fees of the Portfolio, had the sub-advised fund been applicable to the Portfolio based on September 30, 2010 net assets:

Portfolio	Sub-advised Fund	Sub-advised Fund Fee Schedule	Sub-Advised Management Fund Effective Fee (%)
Intermediate Bond Portfolio	Client #1	0.29% on first $100 million 0.20% thereafter	0.215

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolio by the Adviser. In addition to the extent that the sub-advisory relationship is with an affiliate of the Adviser, the fee schedule may not reflect arms-length bargaining or negotiations.

While it appears that the sub-advisory relationship is paying a lower fee than the Portfolio, its is difficult to evaluate the relevance of fees due to differences in terms of the service provided, risks involved and other competitive factors between the Portfolio and sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than an investment company it is sponsoring where the investment adviser is providing all the services, not just investment services generally required by a registered investment company.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Portfolio with fees charged to other investment companies for similar services by other investment advisers.10

10	In considering this section, it should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 14.

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Lipper’s analysis included the Portfolio’s ranking with respect to the contractual management fee relative to the median of the Portfolio’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the subject Portfolio.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Portfolio	Contractual Management Fee (%)[13]	Lipper Expense Group Median (%)	Rank
Intermediate Bond Portfolio	0.450	0.583	1/12

Lipper also compared the Portfolio’s total expense ratio to the medians of the Portfolio’s EG and Lipper Expense Universe (“EU”). The EU14 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Portfolio.

11	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Portfolio’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Portfolio, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Portfolio has the lowest effective fee rate in the Lipper peer group.

13	The contractual management fee does not reflect any expense reimbursements made by any the Portfolio to the Adviser for certain clerical, legal, accounting, administrative, and other services, although it should be noted that the Adviser waived such reimbursements for the fiscal year 2009. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual effective management fee.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

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It should be noted that Lipper uses expense ratio data from financial statements of the most current fiscal year in their database. This has several implications: the total expense ratio of each fund that Lipper uses in their report is based on each fund’s average net assets during its fiscal year. Since funds have different fiscal year ends, the total expense ratios of the funds may cover different twelve month periods, depending on the funds’ fiscal year ends. This is the process that Lipper always follows but given the volatile market conditions during 2008 and 2009, notably the last three months of 2008 through the first three months of 2009, when equity markets declined substantially, and conversely through the remainder of 2009, when equity markets rallied the effects on the funds’ total expense ratio caused by the differences in fiscal year ends may be more pronounced in 2008 and 2009 compared to other years under more normal market conditions.15

Portfolio	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Intermediate Bond Portfolio[17]	0.850	0.929	1/12	0.889	25/69

Based on this analysis, the Portfolio has equally favorable rankings on a management fee and on a total expense basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained an independent consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the independent consultant. The Adviser’s profitability from providing investment advisory services to the Portfolio increased during calendar year 2009 relative to 2008.

15	To cite an example, the average net assets and total expense ratio of a fund with a fiscal year end of March 31, 2009 will not be reflective of the market rally that occurred post March 2009, in contrast to a fund with a fiscal year end of December 31, 2009.

16	Most recently completed fiscal year Class A share total expense ratio.

17	The Portfolio’s Class A share total expense ratio is capped at 0.85%.

78	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

In addition to the Adviser’s direct profits from managing the Portfolio, certain of the Adviser’s affiliates have business relationships with the Portfolio and may earn a profit from providing other services to the Portfolio. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Portfolio and receive transfer agent fees, front-end sales loads, Rule 12b-1 payments and contingent deferred sales charges (“CDSC”). During the Portfolio’s most recently completed fiscal year, ABI received from the Portfolio $15,528, $1,987,369 and $39,123 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Portfolio’s principal underwriter. ABI and the Adviser have disclosed in the Portfolio’s prospectus that they may make revenue sharing payments from their own resources, in addition to revenues derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Portfolio. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Portfolio, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Portfolio’s most recently completed fiscal year, ABIS received $570,967 in fees from the Portfolio.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	79

increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $484 billion as of September 30, 2010, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

19	The Deli study was originally published in 2002 based on 1997 data.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 14.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

80	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

The information below shows the 1, 3, 5 and 10 year performance returns and rankings of the Portfolio22 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended July 31, 2010.24

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Intermediate Bond Portfolio
1 year	14.33	13.15	10.89	6/12	14/84
3 year	7.06	8.56	7.22	9/12	38/72
5 year	5.49	6.32	5.49	9/12	32/63
10 year	5.72	6.25	5.82	6/8	22/40

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Portfolio (in bold)25 versus its benchmark.26 Portfolio and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending July 31, 2010 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Intermediate Bond Portfolio	14.18	6.96	5.44	5.70	5.62	4.61	0.66	10
Barclays Capital U.S. Aggregate Bond Index	8.91	7.63	5.96	6.48	6.34	3.79	0.99	10
Inception Date: July 1, 1999

22	The performance returns and rankings are for the Class A shares of the Portfolio. The performance returns of the Portfolios were provided Lipper. Lipper maintains its own database that includes the Portfolio’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Portfolio to be different from Lipper.

23	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a portfolio in/from a PU are somewhat different from that of an EU.

24	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if the Portfolio may have had a different investment classification/objective at different points in time.

25	The performance returns and risk measures shown in the table are for the Class A shares of the Portfolio.

26	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2010.

27	Portfolio and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A portfolio with a greater volatility would be seen as more risky than a portfolio with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A portfolio with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	81

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 22, 2010

82	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Blended Style Funds

International Portfolio

Tax-Managed International Portfolio

U.S. Large Cap Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

The Ibero-America Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real-Asset Strategy*

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to August 31, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy. Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO •	83

AllianceBernstein Family of Funds

NOTES

84	• ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

ALLIANCEBERNSTEIN BOND FUND INTERMEDIATE BOND PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IB-0152-0411

SEMI-ANNUAL REPORT

AllianceBernstein

Bond Inflation Strategy

April 30, 2011

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 23, 2011

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Bond Inflation Strategy (the “Strategy”) for the semi-annual reporting period ended April 30, 2011.

Investment Objectives and Policies

The Strategy seeks real return. Real return is the rate of return after adjusting for inflation. The Strategy pursues its objective by investing principally in Treasury Inflation-Protected Securities (“TIPS”) directly or by gaining indirect exposure to TIPS through derivatives transactions such as total return swaps linked to TIPS. In deciding whether to take direct or indirect exposure, AllianceBernstein L.P. (the “Adviser”) will consider the relative costs and efficiency of each method. In addition, in seeking to maximize real return, the Strategy may invest in other fixed-income investments such as U.S. and non-U.S. government securities, corporate fixed-income securities and mortgage-related securities, as well as derivatives linked to such securities. Under normal circumstances, the Strategy invests at least 80% of its net assets in fixed-income securities. While the Strategy expects to invest principally in investment grade securities, it may invest up to 15% of its total assets in fixed-income securities rated BB or B or the equivalent by at least one national ratings agency (or deemed by the Adviser to be of comparable credit quality), which are not investment grade (“junk bonds”).

Inflation-protected securities are fixed-income securities structured to provide protection against inflation. Their principal value and/or the interest paid on them are adjusted to reflect official inflation measures. The inflation measure for TIPS is the Consumer Price Index for Urban Consumers. The Strategy may also invest in other inflation-indexed securities, issued by both U.S. and non-U.S. issuers, and in derivative instruments linked to these securities.

The Strategy may invest to the extent permitted by applicable law in derivatives, such as options, futures, forwards, or swap agreements. The Strategy intends to use leverage for investment purposes. To do this, the Strategy expects to enter into (i) reverse repurchase agreement transactions and use the cash made available from these transactions to make additional investments in fixed income securities in accordance with the Strategy’s investment policies and (ii) total return swaps. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of reverse repurchase agreements, swap agreements and other derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	1

impact on the overall risk and return characteristics of the Strategy. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Strategy’s other holdings.

The Strategy may also invest in loan participations, structured securities, asset-backed securities, variable, floating, and inverse floating rate instruments, and preferred stock, and may use other investment techniques. The Strategy may invest in fixed-income securities of any maturity and duration. If the rating of a fixed-income security falls below investment grade, the Strategy will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

Investment Results

The table on page 5 shows the Strategy’s performance compared to its benchmark, the Barclays Capital 1-10 year TIPS Index, and to the Lipper TIPS Funds Average.

The Strategy’s Class A shares outperformed the benchmark for both the six- and 12-month periods ended April 30, 2011, without sales charges. The Strategy’s exposure to credit and commercial mortgage-backed securities (“CMBS”) contributed positively to performance for both periods. As part of the Strategy’s credit position, credit derivatives “baskets” were held as a substitute for buying individual corporate bonds. During both periods, spreads on these positions did not tighten as much as the spreads on the underlying corporate bonds; therefore, the Strategy’s U.S. Core Fixed-Income Team (the “Team”) would have been better off owning corporate bonds directly. The Team’s overall yield curve positioning (encompassing country, curve and duration positioning) was positive for both periods. Within the Team’s yield curve positioning, longer duration exposure detracted for the six-month period as interest rates rose, but contributed positively during the 12-month period as rates declined earlier in 2010. During both periods, the Team utilized treasury futures and interest rate swaps in order to manage duration and yield curve positioning.

During both periods, the Team utilized currency forwards in order to hedge unwanted currency exposure or to create the desired currency exposure in the Strategy. For the six-month period, currency positioning contributed positively but detracted for the 12-month period. In order to combine the inflation protection offered by TIPS with the return potential of a multi-sector portfolio of bonds, the Team used reverse repurchase agreements to create the necessary leverage.

Market Review and Investment Strategy

Despite a number of shocks during the period—which included rising social unrest in North Africa and the Middle East, and a natural disaster in Japan—the global economic expansion remained intact, and risk assets performed well. Positive economic momentum meant that government bond

2	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

yields rose, stocks rallied and the credit markets followed.

For the six-month period ended April 30, 2011, nongovernment securities outperformed led by U.S. high yield corporates and CMBS. High yield performed well, as strong revenue and earnings growth continued to help issuers deleverage, and default rates continued to fall. CMBS performed well, thanks to positive technicals, strong investor appetite for yield and signs of a stabilization of commercial real estate prices in core markets. Yield spreads on both of these sectors tightened significantly during the period. Investment grade corporates also outperformed governments as fundamentals improved, balance sheets remained strong and corporate profits were robust. Of the 491 (98%) S&P 500 Stock Index companies that have reported first quarter earnings, 68%

beat estimates, 11% were in-line, and 21% were below estimates. The estimated earnings growth rate for the S&P 500 for the second quarter of 2011 is currently at 14.5%.

As measured by the benchmark, the TIPS yield curve steepened dramatically during the six-month period, as yields on one-year TIPS fell almost 3% while yields on longer-dated TIPS rose modestly. TIPS had positive absolute returns for the six-month period, with the benchmark returning 2.93%. The combination of a rise in break-even inflation rates (the difference between the yield on TIPS and a comparable-maturity Treasury bond), particularly on shorter maturity TIPS, and the relatively high inflation accruals during the period, resulted in TIPS significantly outperforming Treasuries. TIPS in the 1-10 year maturity range outperformed comparable Treasury bonds by approximately 4%.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 800-227-4618 for Classes 2, A, C and Advisor Class shares, and 212-756-4097 for Class 1 shares.

Investors should consider the investment objectives, risks, charges and expenses of the Strategy carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Barclays Capital 1-10 Year TIPS Index does not reflect fees and expenses associated with the active management of a fund portfolio. The Barclays Capital 1-10 Year TIPS Index represents the performance of Inflation-Protection securities issued by the U.S. Treasury. For the six-month and 12-month periods ended April 30, 2011, the Lipper TIPS Fund Average consisted of 159 and 153 funds, respectively. These funds have generally similar investment objectives to the Strategy, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

The market values of the Strategy’s holdings rise and fall from day to day, so investments may lose value. As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline. Prices for goods and services tend to rise over time, which may erode the purchasing power of investments. Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange risk may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. Liquidity risk involves the difficulty of purchasing or selling a security at an advantageous time or price. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. Trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility. These risks are fully discussed in the Strategy’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Bond Inflation Strategy
Class 1	3.11%	7.95%

Class 2	3.07%	7.93%

Class A	3.01%	7.73%

Class C	2.53%	6.92%

Advisor Class*	3.09%	8.01%

Class R*	2.91%	7.48%

Class K*	2.93%	7.63%

Class I*	3.07%	7.94%

Barclays Capital 1-10 Year TIPS Index	2.93%	7.54%

Lipper Treasury Inflation-Protected Securities Funds Average	1.19%	7.25%

*    Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2011
	NAV Returns	SEC Returns	SEC Yields*

Class 1 Shares			4.82%
1 Year	7.95%	7.95%
Since Inception**	7.64%	7.64%

Class 2 Shares			4.96%
1 Year	7.93%	7.93%
Since Inception**	7.65%	7.65%

Class A Shares			4.30%
1 Year	7.73%	3.15%
Since Inception**	7.37%	3.75%

Class C Shares			3.80%
1 Year	6.92%	5.92%
Since Inception**	6.53%	6.53%

Advisor Class Shares†			4.79%
1 Year	8.01%	8.01%
Since Inception**	7.68%	7.68%

Class R Shares†			4.03%
1 Year	7.48%	7.48%
Since Inception**	7.19%	7.19%

Class K Shares†			4.51%
1 Year	7.63%	7.63%
Since Inception**	7.36%	7.36%

Class I Shares†			4.90%
1 Year	7.94%	7.94%
Since Inception**	7.66%	7.66%

The Strategy’s prospectus fee table shows the Strategy’s total annual operating expense ratios as 5.29%, 5.18%, 4.63%, 4.80%, 4.50%, 5.74%, 3.53% and 5.19% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expenses (exclusive of interest expense) to 0.55%, 0.45%, 0.75%, 1.45%, 0.45%, 0.95%, 0.70% and 0.45% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2011.

**	Inception date: January 26, 2010.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2011)
Returns

Class 1 Shares
1 Year	7.27%
Since Inception*	6.08%

Class 2 Shares
1 Year	7.36%
Since Inception*	6.17%

Class A Shares
1 Year	2.47%
Since Inception*	2.02%

Class C Shares
1 Year	5.21%
Since Inception*	4.99%

Advisor Class Shares†
1 Year	7.37%
Since Inception*	6.14%

Class R Shares†
1 Year	6.82%
Since Inception*	5.66%

Class K Shares†
1 Year	6.97%
Since Inception*	5.81%

Class I Shares†
1 Year	7.26%
Since Inception*	6.10%

*	Inception date: January 26, 2010.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes is listed above.

See Historical Performance disclosures on page 4.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	7

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2010		Ending Account Value April 30, 2011		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,030.14	$1,020.78	$4.08	$4.06
Class C	$1,000	$1,000	$1,025.27	$1,017.31	$7.58	$7.55
Advisor Class	$1,000	$1,000	$1,030.95	$1,022.27	$2.57	$2.56
Class R	$1,000	$1,000	$1,029.09	$1,019.89	$4.98	$4.96
Class K	$1,000	$1,000	$1,029.33	$1,020.98	$3.92	$3.91
Class I	$1,000	$1,000	$1,030.67	$1,022.22	$2.62	$2.61
Class 1	$1,000	$1,000	$1,031.08	$1,021.87	$2.97	$2.96
Class 2	$1,000	$1,000	$1,030.65	$1,022.27	$2.57	$2.56
*	Expenses are equal to the classes’ annualized expense ratios of 0.81%, 1.51%, 0.51%, 0.99%, 0.78%, 0.52%, 0.59% and 0.51%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Fund Expenses

PORTFOLIO SUMMARY

April 30, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $52.6

*	All data are as of April 30, 2011. The Strategy’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	9

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2011 (unaudited)

		Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 84.2%
United States – 84.2%
U.S. Treasury Inflation Index
0.50%, 4/15/15 (TIPS)	U.S.$	817	$862,986
1.125%, 1/15/21 (TIPS)		1,614	1,673,878
1.25%, 7/15/20 (TIPS)		2,822	2,977,167
1.375%, 7/15/18-1/15/20 (TIPS)		2,684	2,887,156
1.625%, 1/15/15 (TIPS)(a)		5,345	5,880,472
1.625%, 1/15/18 (TIPS)		2,287	2,517,993
1.875%, 7/15/13 (TIPS)(a)		3,591	3,905,445
1.875%, 7/15/15-7/15/19 (TIPS)		4,266	4,770,841
2.00%, 1/15/14-7/15/14 (TIPS)(a)		5,484	6,084,701
2.00%, 1/15/16 (TIPS)		1,254	1,410,328
2.125%, 1/15/19 (TIPS)		1,958	2,225,478
2.375%, 1/15/17-1/15/25 (TIPS)		2,672	3,068,336
2.50%, 7/15/16 (TIPS)		773	893,470
2.625%, 7/15/17 (TIPS)		1,036	1,211,846
3.00%, 7/15/12 (TIPS)		3,656	3,909,960

Total Inflation-Linked Securities (cost $43,031,296)			44,280,057

CORPORATES - INVESTMENT GRADES – 9.4%
Industrial – 4.4%
Basic – 0.7%
AngloGold Ashanti Holdings PLC 5.375%, 4/15/20		25	25,711
ArcelorMittal 6.125%, 6/01/18		70	75,736
Dow Chemical Co. (The) 7.60%, 5/15/14		25	29,021
8.55%, 5/15/19		15	19,231
International Paper Co. 9.375%, 5/15/19		25	32,586
Lubrizol Corp. 8.875%, 2/01/19		45	58,648
Packaging Corp. of America 5.75%, 8/01/13		40	42,966
Xstrata Canada Financial Corp. 5.875%, 5/27/11	EUR	50	74,229

			358,128

Capital Goods – 0.1%
Republic Services, Inc. 5.25%, 11/15/21	U.S.$	40	42,470

10	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Tyco International Finance SA 8.50%, 1/15/19	U.S.$	20	$25,533

			68,003

Communications - Media – 0.8%
BSKYB Finance UK PLC 5.625%, 10/15/15(b)		19	21,116
CBS Corp. 5.75%, 4/15/20		35	37,610
8.875%, 5/15/19		25	31,818
Comcast Corp. 5.15%, 3/01/20		50	53,064
News America, Inc. 6.15%, 3/01/37		66	67,446
Reed Elsevier Capital, Inc. 8.625%, 1/15/19		45	57,434
RR Donnelley & Sons Co. 4.95%, 4/01/14		35	36,546
Time Warner Cable, Inc. 5.00%, 2/01/20		35	36,182
8.75%, 2/14/19		25	31,703
WPP Finance UK 5.875%, 6/15/14		50	55,253

			428,172

Communications - Telecommunications – 0.8%
American Tower Corp. 5.05%, 9/01/20		35	34,360
AT&T, Inc. 4.45%, 5/15/21		48	48,315
Bell Canada 4.85%, 6/30/14	CAD	25	27,874
Deutsche Telekom International Finance BV 7.125%, 9/26/12	GBP	25	44,756
Embarq Corp. 7.082%, 6/01/16	U.S.$	40	45,247
Koninklijke KPN NV 5.00%, 11/13/12	EUR	50	76,828
Qwest Corp. 7.50%, 10/01/14	U.S.$	50	56,625
Telecom Italia Capital SA 7.175%, 6/18/19		30	33,825
United States Cellular Corp. 6.70%, 12/15/33		30	29,691

			397,521

Consumer Cyclical - Automotive – 0.2%
Daimler Finance North America LLC 7.30%, 1/15/12		40	41,828

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Harley-Davidson Funding Corp. 5.75%, 12/15/14(b)	U.S.$	30	$32,510
Nissan Motor Acceptance Corp. 4.50%, 1/30/15(b)		35	36,798

			111,136

Consumer Cyclical - Entertainment – 0.1%
Viacom, Inc. 6.25%, 4/30/16		65	74,704

Consumer Cyclical - Other – 0.1%
Marriott International, Inc. Series J 5.625%, 2/15/13		70	74,969

Consumer Cyclical - Retailers – 0.1%
Nordstrom, Inc. 6.25%, 1/15/18		50	57,479

Consumer Non-Cyclical – 0.4%
Ahold Finance USA LLC 6.875%, 5/01/29		25	28,067
Altria Group, Inc. 9.25%, 8/06/19		25	32,907
Bunge Ltd. Finance Corp. 5.10%, 7/15/15		15	15,932
8.50%, 6/15/19		25	30,388
Delhaize Group SA 5.875%, 2/01/14		40	43,877
Newell Rubbermaid, Inc. 5.50%, 4/15/13		5	5,374
Reynolds American, Inc. 7.625%, 6/01/16		25	29,930

			186,475

Energy – 0.6%
Anadarko Petroleum Corp. 5.95%, 9/15/16		25	27,925
Hess Corp. 8.125%, 2/15/19		35	44,300
Marathon Petroleum Corp. 3.50%, 3/01/16(b)		9	9,119
5.125%, 3/01/21(b)		15	15,495
Nabors Industries, Inc. 9.25%, 1/15/19		35	44,975
Noble Energy, Inc. 8.25%, 3/01/19		35	44,637
Valero Energy Corp. 6.875%, 4/15/12		45	47,381

12	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Weatherford International Ltd./Bermuda 5.15%, 3/15/13	U.S.$	45	$47,834
Williams Cos., Inc. (The) 7.875%, 9/01/21		25	31,674

			313,340

Technology – 0.2%
Agilent Technologies, Inc. 5.00%, 7/15/20		7	7,293
Motorola Solutions, Inc. 7.50%, 5/15/25		25	29,049
Xerox Corp. 8.25%, 5/15/14		40	46,922

			83,264

Transportation - Airlines – 0.1%
Southwest Airlines Co. 5.25%, 10/01/14		35	37,689

Transportation - Services – 0.2%
Asciano Finance Ltd. 5.00%, 4/07/18(b)		47	47,821
Ryder System, Inc. 3.15%, 3/02/15		45	45,772
5.85%, 11/01/16		10	11,152
7.20%, 9/01/15		10	11,678

			116,423

			2,307,303

Financial Institutions – 3.6%
Banking – 1.5%
American Express Co. 7.25%, 5/20/14		50	57,390
Bank of America Corp. 7.625%, 6/01/19		40	47,198
Bank of Scotland PLC 5.625%, 5/23/13	EUR	50	76,406
BBVA Senior Finance SAU Series G 3.625%, 5/14/12		50	74,564
Capital One Financial Corp. 5.25%, 2/21/17	U.S.$	50	54,158
Citigroup, Inc. 5.50%, 4/11/13		65	69,581
Goldman Sachs Group, Inc. (The) 6.00%, 6/15/20		35	37,876
JPMorgan Chase & Co. 4.40%, 7/22/20		55	54,331
M&I Marshall & Ilsley Bank 5.00%, 1/17/17		65	69,290

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Macquarie Group Ltd. 7.625%, 8/13/19(b)	U.S.$	65	$72,353
Morgan Stanley 5.30%, 3/01/13		50	53,351
National Capital Trust II 5.486%, 3/23/15(b)		45	45,079
Royal Bank of Scotland PLC (The) 3.25%, 1/11/14		60	61,310

			772,887

Brokerage – 0.2%
Jefferies Group, Inc. 5.125%, 4/13/18		32	32,202
6.875%, 4/15/21		54	59,196

			91,398

Finance – 0.1%
HSBC Finance Corp. 7.00%, 5/15/12		25	26,517
SLM Corp. Series A 5.375%, 1/15/13		55	57,681

			84,198

Insurance – 1.6%
Aetna, Inc. 6.75%, 12/15/37		30	34,155
Allstate Corp. (The) 6.125%, 5/15/37		45	46,237
Chubb Corp. 5.75%, 5/15/18		25	28,252
CIGNA Corp. 5.125%, 6/15/20		31	32,673
Genworth Financial, Inc. 6.515%, 5/22/18		45	45,599
Hartford Financial Services Group, Inc. 6.10%, 10/01/41		60	58,301
Humana, Inc. 6.45%, 6/01/16		40	45,075
7.20%, 6/15/18		25	29,039
Lincoln National Corp. 8.75%, 7/01/19		55	70,743
Markel Corp. 7.125%, 9/30/19		9	10,301
Marsh & McLennan Cos., Inc. 5.375%, 7/15/14		67	72,979
MetLife, Inc. 7.717%, 2/15/19		50	61,147
Nationwide Mutual Insurance Co. 9.375%, 8/15/39(b)		40	50,325

14	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Principal Financial Group, Inc. 7.875%, 5/15/14	U.S.$	40	$46,440
Prudential Financial, Inc. 6.20%, 1/15/15		25	27,889
Series D 7.375%, 6/15/19		35	41,679
UnitedHealth Group, Inc. 6.00%, 2/15/18		15	16,961
WellPoint, Inc. 7.00%, 2/15/19		50	59,498
XL Group PLC 5.25%, 9/15/14		46	49,459

			826,752

Other Finance – 0.1%
ORIX Corp. 4.71%, 4/27/15		46	47,046

REITS – 0.1%
HCP, Inc. 5.375%, 2/01/21		49	50,933

			1,873,214

Utility – 1.0%
Electric – 0.5%
Allegheny Energy Supply Co. LLC 5.75%, 10/15/19(b)		20	20,679
8.25%, 4/15/12(b)		25	26,438
Constellation Energy Group, Inc. 5.15%, 12/01/20		45	46,311
Nisource Finance Corp. 6.15%, 3/01/13		50	54,177
Ohio Power Co. Series F 5.50%, 2/15/13		16	17,113
PPL Energy Supply LLC 6.50%, 5/01/18		25	28,055
Teco Finance, Inc. 4.00%, 3/15/16		45	46,271

			239,044

Natural Gas – 0.5%
DCP Midstream LLC 9.75%, 3/15/19(b)		20	25,965
Energy Transfer Partners LP 6.125%, 2/15/17		65	73,151
Enterprise Products Operating LLC Series G 5.60%, 10/15/14		65	72,457
EQT Corp. 8.125%, 6/01/19		62	74,983

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Spectra Energy Capital LLC 8.00%, 10/01/19	U.S.$	25	$30,848

			277,404

			516,448

Non Corporate Sectors – 0.4%
Agencies-Not Government Guaranteed – 0.4%
Ecopetrol SA 7.625%, 7/23/19		10	11,750
Gazprom OAO Via Gaz Capital SA 6.212%, 11/22/16(b)		100	108,400
Petrobras International Finance Co. - Pifco 5.75%, 1/20/20		105	109,092

			229,242

Total Corporates - Investment Grades (cost $4,787,580)			4,926,207

COMMERCIAL MORTGAGE-BACKED SECURITIES – 4.0%
Non-Agency Fixed Rate CMBS – 4.0%
Banc of America Commercial Mortgage, Inc. Series 2006-5, Class A4 5.414%, 9/10/47		80	86,888
Bear Stearns Commercial Mortgage Securities Series 2006-PW12, Class A4 5.907%, 9/11/38		75	83,382
Series 2007-PW18, Class A4 5.70%, 6/13/50		125	136,541
Citigroup Commercial Mortgage Trust Series 2008-C7, Class A4 6.294%, 12/10/49		55	61,582
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		55	59,483
Credit Suisse Mortgage Capital Certificates Series 2006-C5, Class A3 5.311%, 12/15/39		50	53,481
Greenwich Capital Commercial Funding Corp. Series 2007-GG11, Class A4 5.736%, 12/10/49		260	281,726
Series 2007-GG9, Class A4 5.444%, 3/10/39		65	70,671
GS Mortgage Securities Corp. II Series 2006-GG6, Class A2 5.506%, 4/10/38		31	30,962

16	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB16, Class A4 5.552%, 5/12/45	U.S.$	80	$87,153
Series 2007-C1, Class A4 5.716%, 2/15/51		175	190,959
Series 2007-CB18, Class A4 5.44%, 6/12/47		60	65,051
Series 2007-LD11, Class A4 6.005%, 6/15/49		105	114,557
LB-UBS Commercial Mortgage Trust Series 2004-C4, Class A4 5.50%, 6/15/29		70	75,310
Series 2006-C1, Class A4 5.156%, 2/15/31		38	41,673
Series 2006-C4, Class A4 6.078%, 6/15/38		60	67,131
Series 2006-C7, Class A3 5.347%, 11/15/38		80	87,056
Series 2007-C7, Class A3 5.866%, 9/15/45		170	185,953
Merrill Lynch Mortgage Trust Series 2007-C1, Class A4 6.02%, 6/12/50		100	109,692
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		25	27,196
Series 2007-9, Class A4 5.70%, 9/12/49		125	136,239
Morgan Stanley Capital I Series 2007-HQ13, Class A3 5.569%, 12/15/44		60	64,216

Total Commercial Mortgage-Backed Securities (cost $2,001,488)			2,116,902

GOVERNMENTS - SOVEREIGN AGENCIES – 2.1%
Australia – 0.1%
Suncorp-Metway Ltd. 1.778%, 7/16/12(b)(c)		45	45,813

Netherlands – 0.6%
NIBC Bank NV 3.125%, 2/17/12	EUR	110	164,514
SNS Bank NV 2.875%, 1/30/12		110	164,455

			328,969

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

United Kingdom – 0.3%
Lloyds TSB Bank PLC 2.75%, 3/16/12	GBP	50	$84,634
Yorkshire Building Society 2.00%, 3/30/12		50	84,045

			168,679

United States – 1.1%
Goldman Sachs Group, Inc. (The) – FDIC Insured 3.50%, 12/08/11	EUR	375	561,100

Total Governments - Sovereign Agencies (cost $981,292)			1,104,561

GOVERNMENTS - TREASURIES – 1.1%
Mexico – 0.8%
Mexican Bonos Series M 10 7.25%, 12/15/16	MXN	4,479	410,944

New Zealand – 0.3%
New Zealand Government Bond Series 1111 6.00%, 11/15/11	NZD	210	173,061

Total Governments - Treasuries (cost $531,382)			584,005

CORPORATES - NON-INVESTMENT GRADES – 0.4%
Industrial – 0.4%
Basic – 0.0%
United States Steel Corp. 6.65%, 6/01/37	U.S.$	30	26,925

Capital Goods – 0.1%
Building Materials Corp. of America 6.75%, 5/01/21(b)		11	11,151
Case New Holland, Inc. 7.875%, 12/01/17(b)		18	20,115
Huntington Ingalls Industries, Inc. 7.125%, 3/15/21(b)		8	8,420

			39,686

Communications - Media – 0.0%
CCO Holdings LLC/CCO Holdings Capital Corp. 7.875%, 4/30/18		5	5,419
8.125%, 4/30/20		3	3,337

			8,756

18	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.1%
Limited Brands, Inc. 6.625%, 4/01/21	U.S.$	35	$36,225

Consumer Non-Cyclical – 0.1%
Fresenius Medical Care US Finance, Inc. 5.75%, 2/15/21(b)		25	24,406
Universal Health Services, Inc. 7.125%, 6/30/16		35	38,482

			62,888

Energy – 0.1%
Chesapeake Energy Corp. 6.125%, 2/15/21		24	24,780
Tesoro Corp. 6.50%, 6/01/17		20	20,650

			45,430

Total Corporates - Non-Investment Grades (cost $215,467)			219,910

GOVERNMENTS - SOVEREIGN BONDS – 0.4%
Hungary – 0.2%
Hungary Government International Bond 6.375%, 3/29/21		90	93,375

Poland – 0.0%
Poland Government International Bond 3.875%, 7/16/15		16	16,300

Russia – 0.2%
Russian Foreign Bond - Eurobond 7.50%, 3/31/30(b)		82	95,939

Total Governments - Sovereign Bonds (cost $197,524)			205,614

SUPRANATIONALS – 0.3%
European Bank for Reconstruction & Development Series G 9.25%, 9/10/12	BRL	120	78,140
European Investment Bank 0.61%, 3/05/12(c)	U.S.$	50	50,148

Total Supranationals (cost $118,708)			128,288

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

CMOs – 0.0%
Non-Agency Fixed Rate – 0.0%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1A 2.665%, 12/25/35 (cost $4,357)	U.S.$	5	$4,788

		Shares
SHORT-TERM INVESTMENTS – 3.3%
Investment Companies – 3.3%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio, 0.10%(d) (cost $1,728,603)		1,728,603	1,728,603

Total Investments – 105.2% (cost $53,597,697)			55,298,935
Other assets less liabilities – (5.2)%			(2,723,267)

Net Assets – 100.0%			$52,575,668

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
German Euro Bobl Futures	6	June 2011	$1,016,436	$1,024,126	$7,690

Sold Contracts
U.S. T-Note 2 Yr Futures	2	June 2011	435,873	438,250	(2,377)
U.S. T-Note 5 Yr Futures	29	June 2011	3,384,117	3,435,593	(51,476)
U.S. T-Note 10 Yr Futures	2	June 2011	237,544	242,281	(4,737)

					$(50,900)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at April 30, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
State Street Bank and Trust Co.:
Brazilian Real settling 5/03/11	125	$79,989	$79,678	$(311)
Canadian Dollar settling 5/26/11	189	198,286	199,731	1,445
Euro settling 5/12/11	53	76,072	77,834	1,762
Euro settling 5/26/11(1)	138	197,277	204,155	6,878
Euro settling 6/17/11(2)	139	198,495	204,891	6,396
Norwegian Krone settling 6/15/11	1,620	296,891	308,064	11,173
South Korean Won settling 7/01/11	537,204	494,549	499,324	4,775
Swedish Krona settling 6/15/11	1,609	256,698	265,754	9,056
Swedish Krona settling 6/15/11	426	68,237	70,283	2,046

20	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at April 30, 2011	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
State Street Bank and Trust Co.:
Brazilian Real settling 5/03/11	125	$76,030	$79,679	$(3,649)
Brazilian Real settling 6/02/11	125	79,638	79,556	82
Canadian Dollar settling 5/26/11	27	27,298	28,208	(910)
Canadian Dollar settling 5/26/11(1)	189	197,277	199,870	(2,593)
Euro settling 5/12/11	27	38,122	40,419	(2,297)
Euro settling 5/12/11	41	58,463	61,269	(2,806)
Euro settling 5/12/11	1,226	1,707,582	1,815,777	(108,195)
Great British Pound settling 6/09/11	130	207,991	216,553	(8,562)
Japanese Yen settling 5/24/11	33,368	411,999	411,396	603
Japanese Yen settling 5/24/11	4,343	52,400	53,547	(1,147)
Mexican Peso settling 6/17/11	2,365	199,391	204,583	(5,192)
New Zealand Dollar settling 6/10/11	219	169,816	176,412	(6,596)
Swiss Franc settling 6/17/11(2)	181	198,495	209,536	(11,041)

(1)	Represents a cross-currency purchase of Euro and a sale of Canadian Dollar.

(2)	Represents a cross-currency purchase of Euro and a sale of Swiss Franc.

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio	Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$1,000	11/17/13	1.059%	3 Month LIBOR	$(4,355)

CREDIT DEFAULT SWAP CONTRACTS ON CORPORATE AND INDICES (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Deal (Pay) Receive Rate	Implied Credit Spread at April 30, 2011	Notional Amount (000)	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts:
Bank of America:
CDX-HY.15 5-Year Index 12/20/15*	5.00%	3.84%	$750	$38,590	$28,957	$9,633
CDX-IG.15 5-Year Index 12/20/15*	1.00	0.75	1,000	12,135	7,222	4,913
Morgan Stanley Capital:
CDX-IG.15 10-Year Index 12/20/20*	1.00	1.11	1,000	(7,769)	(10,562)	2,793
UBS AG:
CDX-IG.15 5-Year Index 12/20/15*	1.00	0.75	1,000	12,135	8,532	3,603

*	Termination date

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	21

Portfolio of Investments

REVERSE REPURCHASE AGREEMENTS (see Note D)

Broker	Interest Rate	Maturity	U.S. $ Value at April 30, 2011
Bank of America	0.16%	5/02/11	$518,343
Bank of America	0.06%	12/30/11	7,650,199
Bank of America	0.06%	12/31/11	1,031,498

			$9,200,040

(a)	Position, or a portion thereof, has been segregated to collateralize reverse repurchase agreements. The market value of the collateral amounted to $9,347,613.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2011, the aggregate market value of these securities amounted to $717,942 or 1.4% of net assets.

(c)	Floating Rate Security. Stated interest rate was in effect at April 30, 2011.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

BRL – Brazilian Real

CAD – Canadian Dollar

EUR – Euro

GBP – Great British Pound

MXN – Mexican Peso

NZD – New Zealand Dollar

Glossary:

CMBS – Commercial Mortgage-Backed Securities

CMOs – Collateralized Mortgage Obligations

FDIC – Federal Deposit Insurance Corporation

LIBOR – London Interbank Offered Rates

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

22	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2011 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $51,869,094)	$53,570,332
Affiliated issuers (cost $1,728,603)	1,728,603
Cash	45,951	(a)
Receivable for capital stock sold	11,804,390
Interest receivable	354,389
Unrealized appreciation of forward currency exchange contracts	44,216
Premium paid on credit default swap contracts	34,149
Unrealized appreciation on credit default swap contracts	20,942
Receivable due from Adviser	18,435

Total assets	67,621,407

Liabilities
Payable for reverse repurchase agreements	9,200,040
Payable for investment securities purchased	4,611,519
Payable for capital stock redeemed	1,021,082
Unrealized depreciation of forward currency exchange contracts	153,299
Distribution fee payable	7,507
Unrealized depreciation on interest rate swap contracts	4,355
Payable for variation margin on futures contracts	2,507
Accrued expenses	45,430

Total liabilities	15,045,739

Net Assets	$52,575,668

Composition of Net Assets
Capital stock, at par	$49,176
Additional paid-in capital	50,845,385
Undistributed net investment income	88,522
Accumulated net realized gain on investment and foreign currency transactions	32,225
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	1,560,360

	$52,575,668

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$5,496,254	512,883	$10.72	*

C	$5,769,593	540,072	$10.68

Advisor	$1,674,601	156,107	$10.73

R	$533,839	49,960	$10.69

K	$379,325	35,480	$10.69

I	$10,682	1,000	$10.68

1	$23,839,586	2,229,795	$10.69

2	$14,871,788	1,392,310	$10.68

(a)	An amount of $45,951 has been segregated to collateralize margin requirements for open futures contracts outstanding at April 30, 2011.

*	The maximum offering price per share for Class A shares was $11.20 which reflects a sales charge of 4.25%.

See notes to financial statements.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	23

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2011 (unaudited)

Investment Income
Interest	$579,505
Dividends—Affiliated issuers	416	$579,921

Expenses
Advisory fee (see Note B)	69,434
Distribution fee—Class A	4,271
Distribution fee—Class C	24,010
Distribution fee—Class R	473
Distribution fee—Class K	667
Transfer agency—Class A	2,172
Transfer agency—Class C	3,648
Transfer agency—Advisor Class	1,018
Transfer agency—Class R	239
Transfer agency—Class K	305
Transfer agency—Class I	1
Transfer agency—Class 1	2,233
Transfer agency—Class 2	1,640
Registration fees	88,504
Amortization of offering expenses	63,051
Custodian	58,701
Administrative	33,500
Audit	22,030
Legal	17,301
Printing	12,968
Directors’ fees	6,100
Miscellaneous	2,831

Total expenses before interest expense	415,097
Interest expense	7,658

Total expenses	422,755
Less: expenses waived and reimbursed by the Adviser (see Note B)	(321,514)

Net expenses		101,241

Net investment income		478,680

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		56,610
Futures contracts		(90)
Swap contracts		(16,513)
Foreign currency transactions		(4,357)
Net change in unrealized appreciation/depreciation of:
Investments		854,042
Futures contracts		(44,711)
Swap contracts		53,887
Foreign currency denominated assets and liabilities		(88,994)

Net gain on investment and foreign currency transactions		809,874

Net Increase in Net Assets from Operations		$1,288,554

See notes to financial statements.

24	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended April 30, 2011 (unaudited)	January 26, 2010(a) to October 31, 2010
Increase in Net Assets from Operations
Net investment income	$478,680	$192,729
Net realized gain (loss) on investment and foreign currency transactions	35,650	(68,001)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	774,224	786,136

Net increase in net assets from operations	1,288,554	910,864
Dividends and Distributions to Shareholders from
Net investment income
Class A	(38,983)	(6,913)
Class C	(42,045)	(6,337)
Advisor Class	(19,713)	(6,220)
Class R	(3,559)	(94)
Class K	(4,180)	(1,661)
Class I	(148)	(123)
Class 1	(70,987)	(116)
Class 2	(215,372)	(120,917)
Tax return of capital
Class A	– 0	–	(342)
Class C	– 0	–	(314)
Advisor Class	– 0	–	(308)
Class R	– 0	–	(5)
Class K	– 0	–	(82)
Class I	– 0	–	(6)
Class 1	– 0	–	(6)
Class 2	– 0	–	(5,989)
Capital Stock Transactions
Net increase	33,946,346	16,974,324

Total increase	34,839,913	17,735,755
Net Assets
Beginning of period	17,735,755	– 0	–

End of period (including undistributed net investment income of $88,522 and $4,829, respectively)	$52,575,668	$17,735,755

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	25

Statement of Changes in Net Assets

STATEMENT OF CASH FLOWS

Six Months Ended April 30, 2011 (unaudited)

Increase (Decrease) in Cash from Operating Activities:
Interest and dividends received	$250,561
Interest expense paid	(7,658)
Operating expenses paid	(148,395)

Net increase in cash from operating activities		$94,508
Investing Activities:
Purchases of long-term investments	(30,923,284)
Proceeds from disposition of long-term investments	4,393,128
Purchase of short-term investments, net	(1,061,429)
Payments on swap contracts	(61,803)
Variation margin paid on futures contracts	(41,715)
Realized currency loss on foreign forward currency contracts closed	(10,090)

Net decrease in cash from investing activities		(27,705,193)
Financing Activities:
Cash dividends paid	(214,962)
Subscriptions of capital stock, net	22,946,051
Increase in reverse repurchase agreements	4,918,653

Net increase in cash from financing activities		27,649,742

Net increase in cash		39,057
Cash at beginning of period		6,894

Cash at end of period		$45,951

Reconciliation of Net Increase in Net Assets from Operations to Net Increase in Cash from Operating Activities:
Net increase in net assets from operations		$1,288,554
Adjustments:
Increase in interest and dividends receivable	$(178,273)
Net accretion of bond discount and amortization of bond premium	250,619
Inflation Index Adjustment	(401,706)
Decrease in interest payable	(3,874)
Decrease in accrued expenses	(50,938)
Net realized gain on investment and foreign currency transactions	(35,650)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(774,224)

Total adjustments		(1,194,046)

Net increase in cash from operating activities		$94,508

See notes to financial statements.

26	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Statement of Cash Flows

NOTES TO FINANCIAL STATEMENTS

April 30, 2011 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of four portfolios: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio and the Real Asset Strategy Portfolio (formerly, Multi-Asset Inflation Strategy Portfolio). The Intermediate Bond Portfolio commenced operations on July 1, 1999. The Bond Inflation Strategy and Municipal Bond Inflation Strategy Portfolios commenced operations on January 26, 2010. The Real Asset Strategy Portfolio commenced operations on March 8, 2010. This report relates only to the Bond Inflation Strategy Portfolio. The Bond Inflation Strategy Portfolio (the “Portfolio”) offers Class A, Class C, Advisor Class, Class R, Class K, Class I , Class 1 and Class 2 shares. As of April 30, 2011, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class I. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	27

Notes to Financial Statements

(“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value

28	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2011:

Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Inflation-Linked Securities	$—	$44,280,057	$—	$44,280,057
Corporates – Investment Grades	—	4,877,892	48,315	4,926,207
Commercial Mortgage-Backed Securities	—	1,087,978	1,028,924	2,116,902
Governments – Sovereign Agencies	—	1,104,561	—	1,104,561
Governments – Treasuries	—	584,005	—	584,005
Corporates – Non-Investment Grades	—	219,910	—	219,910
Governments – Sovereign Bonds	—	205,614	—	205,614
Supranationals	—	128,288	—	128,288
CMOs	—	—	4,788	4,788
Short-Term Investments	1,728,603	—	—	1,728,603

Total Investments in Securities	1,728,603	52,488,305	1,082,027	55,298,935
Other Financial Instruments*:
Assets
Futures Contracts	7,690	—	—	7,690	#
Forward Currency Exchange Contracts	—	44,216	—	44,216
Credit Default Swap Contracts	—	20,942	—	20,942
Liabilities
Futures Contracts	(58,590)	—	—	(58,590	)#
Forward Currency Exchange Contracts	—	(153,299)	—	(153,299)
Interest Rate Swap Contracts	—	(4,355)	—	(4,355)

Total	$1,677,703	$52,395,809	$1,082,027	$55,155,539

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	29

Notes to Financial Statements

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

	Corporates - Investment Grades	Commercial Mortgage- Backed Securities	CMOs
Balance as of 10/31/10	$—	$120,523	$8,944
Accrued discounts/(premiums)	—	258	14
Realized gain (loss)	—	—	436
Change in unrealized appreciation/depreciation	351	31,132	(246)
Purchases	47,964	877,011	—
Sales	—	—	(4,360)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 4/30/11	$48,315	$1,028,924	$4,788

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/11*	$351	$31,132	$(246)

	Total
Balance as of 10/31/10	$129,467
Accrued discounts/(premiums)	272
Realized gain (loss)	436
Change in unrealized appreciation/depreciation	31,237
Purchases	924,975
Sales	(4,360)
Transfers into Level 3	—
Transfers out of Level 3	—

Balance as of 4/30/11	$1,082,027

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/11*	$31,237

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

30	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	31

Notes to Financial Statements

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $218,328 had been deferred and were amortized on a straight line basis over a one year period.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .75%, 1.45%, .45%, .95%, .70%, .45%, .55% and .45% of the daily average net assets for the Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1, and Class 2 shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Portfolio until January 26, 2013. No repayment will be made that would cause the Portfolio’s total annualized operating expenses to exceed the net fee percentage set forth above on or before January 26, 2013, or would have exceeded the amount of offering expenses as recorded by the Portfolio before January 26, 2011. This fee waiver and/or expense reimbursement agreement may not be terminated before March 1, 2012, after which it may be terminated by either party. For the six months ended April 30, 2011, such reimbursement amounted to $288,014, which is subject to repayment, not to exceed the amount of offering expenses.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended April 30, 2011, the Adviser voluntarily agreed to waive such fees in the amount of $33,500.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $8,886 for the six months ended April 30, 2011.

32	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $1,317 from the sale of Class A shares and received $796 and $240 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares for the six months ended April 30, 2011.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2011 is as follows:

Market Value October 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2011 (000)	Dividend Income (000)
$ 667	$13,370	$12,308	$1,729	$0	*

*	Amount is less than $500.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares, .25% of the Portfolio’s average daily net assets attributable to Class K shares and .10% of the Portfolio’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, and Class 2 shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $218,795, $13,236, $10,667 and $76,927 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	33

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2011 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$6,550,868	$805,617
U.S. government securities	27,642,575	3,498,635

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$1,706,387
Gross unrealized depreciation	(5,149)

Net unrealized appreciation	$1,701,238

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

During the six months ended April 30, 2011, the Portfolio held futures contracts for hedging and non-hedging purposes.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded

34	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

•	Forward Currency Exchange Contracts

The Portfolio may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Portfolio has in that particular currency contract.

During the six months ended April 30, 2011, the Portfolio held forward currency contracts for hedging and non-hedging purposes.

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposure including by making direct investments in foreign currencies, as described below under

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	35

Notes to Financial Statements

“Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

During the six months ended April 30, 2011, the Portfolio held interest rate swap contracts for hedging and non-hedging purposes.

36	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

Credit Default Swaps:

The Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	37

Notes to Financial Statements

During the six months ended April 30, 2011, the Portfolio held credit default swap contracts for non-hedging purposes.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

At April 30, 2011, the Portfolio had Sale Contracts outstanding with Maximum Payout Amounts aggregating $3,750,000 , with net unrealized appreciation of $20,942, and terms of less than 9 years, as reflected in the portfolio of investments.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Portfolio for the same reference obligation with the same counterparty.

As of April 30, 2011, the Portfolio did not have Buy Contracts outstanding with respect to the same referenced obligation and same counterparty for its Sale Contracts outstanding.

Documentation governing the Portfolio’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction. As of April 30, 2011, the Portfolio had interest rate swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounted to $4,355 at April 30, 2011.

38	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

At April 30, 2011, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$44,216	Unrealized depreciation of forward currency exchange contracts	$153,299

Credit contracts	Unrealized appreciation on credit default swap contracts	20,942

Interest rate contracts			Receivable/Payable for variation margin on futures contracts	50,900	*

Interest rate contracts			Unrealized depreciation on interest rate swap contracts	4,355

Total		$65,158		$208,554

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$65,950	$(89,295)

Credit contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	11,572	18,226

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	39

Notes to Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	$(90)	$(44,711)

Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	(28,085)	35,661

Total		$49,347	$(80,119)

For the six months ended April 30, 2011, the average monthly principal amount of foreign exchange contracts was $4,046,742, the average monthly original value of futures contracts was $3,469,400, the average monthly notional amount of interest rate swaps was $910,000 and the average monthly notional amount of credit default swaps was $2,071,429.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

3. Dollar Rolls

The Portfolio may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio’s simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the

40	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio. For the six months ended April 30, 2011, the Portfolio had no transactions in dollar rolls.

4. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Portfolio sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Portfolio enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. For the six months ended April 30, 2011, the average amount of reverse repurchase agreements outstanding was $16,898,162 and the daily weighted average interest rate was 0.20%.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended April 30, 2011 (unaudited)	January 26, 2010(a) to October 31, 2010	Six Months Ended April 30, 2011 (unaudited)	January 26, 2010(a) to October 31, 2010

Class A
Shares sold	382,671	206,876	$4,014,702	$2,101,534

Shares issued in reinvestment of dividends and distributions	3,271	601	34,340	6,053

Shares redeemed	(63,057)	(17,479)	(658,076)	(181,797)

Net increase	322,885	189,998	$3,390,966	$1,925,790

Class C
Shares sold	248,907	326,492	$2,589,685	$3,331,995

Shares issued in reinvestment of dividends and distributions	3,842	631	40,248	6,355

Shares redeemed	(34,445)	(5,355)	(362,297)	(54,442)

Net increase	218,304	321,768	$2,267,636	$3,283,908

Advisor Class
Shares sold	52,059	109,064	$545,534	$1,102,344

Shares issued in reinvestment of dividends and distributions	1,634	638	17,106	6,437

Shares redeemed	(2,077)	(5,211)	(21,967)	(52,876)

Net increase	51,616	104,491	$540,673	$1,055,905

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	41

Notes to Financial Statements

	Shares				Amount
	Six Months Ended April 30, 2011 (unaudited)		January 26, 2010(a) to October 31, 2010		Six Months Ended April 30, 2011 (unaudited)			January 26, 2010(a) to October 31, 2010

Class R
Shares sold	51,419		1,000			$537,330			$10,000

Shares issued in reinvestment of dividends and distributions	327		– 0	–		3,447			– 0	–

Shares redeemed	(2,786)		– 0	–		(29,327)			– 0	–

Net increase	48,960		1,000			$511,450			$10,000

Class K
Shares sold	21,914		74,549			$231,648			$748,094

Shares issued in reinvestment of dividends and distributions	392		162			4,065			1,627

Shares redeemed	(61,442)		(95)			(629,560)			(1,000)

Net increase (decrease)	(39,136)		74,616			$(393,847)			$748,721

Class I
Shares sold	– 0	–	1,000		$	– 0	–		$10,000

Net increase	– 0	–	1,000		$	– 0	–		$10,000

Class 1
Shares sold	2,240,331		1,000			$23,616,608			$10,000

Shares issued in reinvestment of dividends and distributions	137		– 0	–		$1,440		$	– 0	–

Shares redeemed	(11,673)		– 0	–		$(123,079)		$	– 0	–

Net increase	2,228,795		1,000			$23,494,969			$10,000

Class 2
Shares sold	1,397,774		993,000			$14,693,225			$9,930,000

Shares issued in reinvestment of dividends and distributions	7,594		– 0	–		$79,379		$	– 0	–

Shares redeemed	(1,006,058)		– 0	–		$(10,638,105)		$	– 0	–

Net increase	399,310		993,000			$4,134,499			$9,930,000

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income

42	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	43

Notes to Financial Statements

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended April 30, 2011.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal period ended October 31, 2010 were as follows:

2010
Distributions paid from:
Ordinary income	$142,381

Total taxable distributions	142,381
Tax return of capital	7,052

Total distributions paid	$149,433

As of October 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$	– 0	–
Accumulated capital and other gains/losses		(17,892	)(a)
Unrealized appreciation/(depreciation)		805,432	(b)

Total accumulated earnings/(deficit)		$787,540	(c)

(a)	The Fund deferred $17,892 in straddle losses.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily due to the tax deferral of losses on swap income (loss) accrual, and the mark to market of forward foreign currency contracts and futures contracts.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable to the amortization of offering costs.

44	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Notes to Financial Statements

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	45

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2011 (unaudited)	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.53	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.17	.14
Net realized and unrealized gain on investment and foreign currency transactions	.14	.47

Net increase in net asset value from operations	.31	.61

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.08)
Tax return of capital	– 0	–	(.00	)(d)

Total dividends and distributions	(.12)	(.08)

Net asset value, end of period	$ 10.72	$ 10.53

Total Return
Total investment return based on net asset value(e)	3.01%	6.15%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,496	$2,000
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.81%	.80	%(g)
Expenses, net of waivers/reimbursements, excluding interest expense(f)	.75%	.75	%(g)
Expenses, before waivers/reimbursements(f)	3.17%	4.63	%(g)
Expenses, before waivers/reimbursements, excluding interest expense(f)	3.11%	4.58	%(g)
Net investment income(c)(f)	3.49%	1.76	%(g)
Portfolio turnover rate	12%	34%

See footnote summary on page 53.

46	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2011 (unaudited)	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.13	.08
Net realized and unrealized gain on investment and foreign currency transactions	.13	.48

Net increase in net asset value from operations	.26	.56

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.06)
Tax return of capital	– 0	–	(.00	)(d)

Total dividends and distributions	(.08)	(.06)

Net asset value, end of period	$ 10.68	$ 10.50

Total Return
Total investment return based on net asset value(e)	2.53%	5.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,770	$3,378
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.51%	1.50	%(g)
Expenses, net of waivers/reimbursements, excluding interest expense(f)	1.45%	1.45	%(g)
Expenses, before waivers/reimbursements(f)	3.86%	4.80	%(g)
Expenses, before waivers/reimbursements, excluding interest expense(f)	3.80%	4.75	%(g)
Net investment income(c)(f)	2.42%	1.12	%(g)
Portfolio turnover rate	12%	34%

See footnote summary on page 53.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	47

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2011 (unaudited)	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.55	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.18	.17
Net realized and unrealized gain on investment and foreign currency transactions	.14	.47

Net increase in net asset value from operations	.32	.64

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.09)
Tax return of capital	– 0	–	(.00	)(d)

Total dividends and distributions	(.14)	(.09)

Net asset value, end of period	$ 10.73	$ 10.55

Total Return
Total investment return based on net asset value(e)	3.09%	6.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,675	$1,102
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.51%	.50	%(g)
Expenses, net of waivers/reimbursements, excluding interest expense(f)	.45%	.45	%(g)
Expenses, before waivers/reimbursements(f)	2.89%	4.50	%(g)
Expenses, before waivers/reimbursements, excluding interest expense(f)	2.83%	4.44	%(g)
Net investment income(c)(f)	3.41%	2.13	%(g)
Portfolio turnover rate	12%	34%

See footnote summary on page 53.

48	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2011 (unaudited)	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.21	.12
Net realized and unrealized gain on investment and foreign currency transactions	.09	.48

Net increase in net asset value from operations	.30	.60

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.09)
Tax return of capital	– 0	–	(.01)

Total dividends and distributions	(.11)	(.10)

Net asset value, end of period	$ 10.69	$ 10.50

Total Return
Total investment return based on net asset value(e)	2.91%	6.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$534	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.99%	1.00	%(g)
Expenses, net of waivers/reimbursements, excluding interest expense(f)	.95%	.95	%(g)
Expenses, before waivers/reimbursements(f)	3.62%	5.74	%(g)
Expenses, before waivers/reimbursements, excluding interest expense(f)	3.58%	5.69	%(g)
Net investment income(c)(f)	5.06%	1.53	%(g)
Portfolio turnover rate	12%	34%

See footnote summary on page 53.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	49

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2011 (unaudited)	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.50	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.10	.09
Net realized and unrealized gain on investment and foreign currency transactions	.21	.53

Net increase in net asset value from operations	.31	.62

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.12)
Tax return of capital	– 0	–	(.00	)(d)

Total dividends and distributions	(.12)	(.12)

Net asset value, end of period	$ 10.69	$ 10.50

Total Return
Total investment return based on net asset value(e)	2.93%	6.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$379	$784
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.78%	.75	%(g)
Expenses, net of waivers/reimbursements, excluding interest expense(f)	.70%	.70	%(g)
Expenses, before waivers/reimbursements(f)	3.13%	3.53	%(g)
Expenses, before waivers/reimbursements, excluding interest expense(f)	3.05%	3.48	%(g)
Net investment income(c)(f)	2.03%	1.12	%(g)
Portfolio turnover rate	12%	34%

See footnote summary on page 53.

50	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2011 (unaudited)	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.51	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.17	.16
Net realized and unrealized gain on investment and foreign currency transactions	.15	.48

Net increase in net asset value from operations	.32	.64

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.12)
Tax return of capital	– 0	–	(.01)

Total dividends and distributions	(.15)	(.13)

Net asset value, end of period	$ 10.68	$ 10.51

Total Return
Total investment return based on net asset value(e)	3.07%	6.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$11	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.52%	.49	%(g)
Expenses, net of waivers/reimbursements, excluding interest expense(f)	.45%	.45	%(g)
Expenses, before waivers/reimbursements(f)	2.75%	5.19	%(g)
Expenses, before waivers/reimbursements, excluding interest expense(f)	2.68%	5.16	%(g)
Net investment income(c)(f)	3.22%	2.03	%(g)
Portfolio turnover rate	12%	34%

See footnote summary on page 53.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	51

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Six Months Ended April 30, 2011 (unaudited)	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.51	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.20	.15
Net realized and unrealized gain on investment and foreign currency transactions	.12	.48

Net increase in net asset value from operations	.32	.63

Less: Dividends and Distributions
Dividends from net investment income	(.14)	(.11)
Tax return of capital	– 0	–	(.01)

Total dividends and distributions	(.14)	(.12)

Net asset value, end of period	$ 10.69	$ 10.51

Total Return
Total investment return based on net asset value(e)	3.11%	6.39%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,839	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.59%	.58	%(g)
Expenses, net of waivers/reimbursements, excluding interest expense(f)	.55%	.55	%(g)
Expenses, before waivers/reimbursements(f)	3.26%	5.29	%(g)
Expenses, before waivers/reimbursements, excluding interest expense(f)	3.22%	5.25	%(g)
Net investment income(c)(f)	5.79%	1.93	%(g)
Portfolio turnover rate	12%	34%

See footnote summary on page 53.

52	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Six Months Ended April 30, 2011 (unaudited)	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.51	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.17	.16
Net realized and unrealized gain on investment and foreign currency transactions	.15	.48

Net increase in net asset value from operations	.32	.64

Less: Dividends and Distributions
Dividends from net investment income	(.15)	(.12)
Tax return of capital	– 0	–	(.01)

Total dividends and distributions	(.15)	(.13)

Net asset value, end of period	$ 10.68	$ 10.51

Total Return
Total investment return based on net asset value(e)	3.07%	6.44%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,872	$10,439
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.51%	.49	%(g)
Expenses, net of waivers/reimbursements, excluding interest expense(f)	.45%	.45	%(g)
Expenses, before waivers/reimbursements(f)	2.71%	5.18	%(g)
Expenses, before waivers/reimbursements, excluding interest expense(f)	2.65%	5.13	%(g)
Net investment income(c)(f)	3.27%	2.05	%(g)
Portfolio turnover rate	12%	34%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	53

Financial Highlights

RESULTS OF STOCKHOLDERS MEETING

(unaudited)

The Annual Meeting of Stockholders of the AllianceBernstein Bond Inflation Strategy (the “Strategy”) was held on November 5, 2010 (the “Meeting”). At the Meeting, with respect to the first item of business, the election of Directors for the Strategy, and with respect to the fifth item of business, changes to the Strategy’s fundamental policy regarding commodities, the required number of outstanding shares was voted in favor of each proposal, and therefore each proposal was approved. A description of the proposals and number of shares voted at the Meeting are as follows (the proposal numbers shown below correspond to the proposal numbers in the Strategy’s proxy statement):

	Voted For	Withheld Authority
Proposal 1: The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

John H. Dobkin	40,126,698	1,298,732
Michael J. Downey	40,109,796	1,315,633
William H. Foulk, Jr.	40,091,007	1,334,422
D. James Guzy	40,106,461	1,318,969
Nancy P. Jacklin	40,111,905	1,313,524
Robert M. Keith	40,099,962	1,325,468
Garry L. Moody	40,110,488	1,314,941
Marshall C. Turner, Jr.	40,116,594	1,308,835
Earl D. Weiner	40,107,113	1,318,317

	Voted For	Voted Against	Abstained	Broker Non- Votes
Proposal 5. Approve the Amendment of the Strategy’s fundamental policy regarding commodities.	1,174,604	1,710	34,012	171,804

54	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

Results of Stockholders Meeting

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Paul J. DeNoon(2), Vice President Rajen B. Jadav(2), Vice President Shawn E. Keegan(2) , Vice President	Douglas J. Peebles(2) , Vice President Greg J. Wilensky(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the U.S. Core Fixed-Income Team. Mr. Paul J. DeNoon, Mr. Rajen B. Jadav, Mr. Shawn E. Keegan, Mr. Douglas J. Peebles and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	55

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) in respect of AllianceBernstein Bond Inflation Strategy and AllianceBernstein Municipal Bond Inflation Strategy (each a “Strategy” and collectively the “Strategies”).2

Bond Inflation Strategy’s (“Bond Strategy”) investment objective is to maximize real return without assuming what the Adviser considers to be undue risk. The Strategy pursues its objective by investing principally in Treasury Inflation Protected Securities (“TIPS”) directly or by gaining indirect exposure to TIPS through derivatives transactions such as Total Return Swaps (“TRS”) linked to TIPS. In the normal course, at least 80 percent of the Strategy’s net assets will be invested in fixed-income securities. In addition, in order to maximize real return, the Strategy may invest in other fixed-income investments, such as U.S. and non-U.S. government securities, corporate fixed-income securities and mortgage-related securities or derivatives linked to such securities.

Municipal Bond Inflation Strategy’s (“Municipal Strategy”) investment objective is to maximize real after-tax return for investors subject to federal income taxes, without undue risk to principal. The Strategy pursues its investment objective by investing principally in high-quality, predominantly investment grade, municipal securities. In the normal course, at least 80% of the Strategy’s net assets will be invested in municipal securities. At least 80% of the Strategy’s total assets will have a credit rating of A or better. To provide inflation protection, Municipal Strategy will enter into inflation swap agreements. The Strategy may also use other inflation-protected instruments.

The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the

1	It should be noted that the Senior Officer’s evaluation was completed on December 2, 2009.

2	Future references to the Fund or the Strategy do not include “AllianceBernstein.”

56	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser has proposed that the Strategies pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.3

Category	Advisory Fee[4]	Strategy
High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	Bond Strategy Municipal Strategy

The Adviser agreed to waive that portion of its management fees and/or reimburse the Strategies for that portion of the Strategies’ total operating expenses to the degree necessary to limit the Strategies’ expense ratios to the amounts set forth below for the Strategies’ start up period until October 31, 2011. The agreement allows for the Adviser to be reimbursed through October 31, 2012 for management fees that the Adviser waived or reimbursements that the Adviser made for fund expenses exceeding the Strategies’ expense caps for the period through October 31, 2011. The agreement provides that such payment shall be made only to the extent that the payment does not cause each Strategy’s aggregate expenses to exceed, on an annual basis, the Strategy’s expense limitation, and that such payment shall not exceed the amount of the offering expenses recorded by the Strategy for financial reporting purposes on or before October 31, 2011.

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	The advisory fees of the Strategies are based on the percentage of each Strategy’s average daily net assets, not an aggregate of the assets of the Strategies shown.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	57

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategies.

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking		Estimated Gross Expense Ratio
Bond Strategy	Advisor	0.45%	1.05%
	Class A	0.75%	1.35%
	Class C	1.45%	2.05%
	Class R	0.95%	1.55%
	Class K	0.70%	1.30%
	Class I5	0.45%	1.05%
	Class 1[5]	0.55%	1.15%
	Class 2[5]	0.45%	1.05%

Municipal Strategy[6]	Advisor	0.50%	0.97%
	Class A	0.80%	1.27%
	Class C	1.50%	1.97%
	Class 1[5]	0.60%	1.07%
	Class 2[5]	0.50%	0.97%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients include providing office space and personnel to serve as the Strategies’ Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as the Strategies’ counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Strategies to the Adviser. Also, retail mutual funds

5	The strategy will consist of two new classes of shares, Class 1 and Class 2, in addition to the traditional A, B, C, R, K and I share classes. Class 1 shares are intended exclusively for the private clients of the Sanford C. Bernstein & Co. LLC (“Bernstein or the “Private Clients”) while Class 2 shares are intended for the Adviser’s institutional advisory clients and Private Clients who have at least $3 million in fixed-income assets under management with the Adviser after giving effect to their investment in the Strategies. The minimum investment by institutions for class 2 shares is $5 million.

6	Because retirement plans have no need for tax-favored investments, Municipal Strategy will not offer and issue Classes R, K and I shares.

58	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing funds with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Strategies.7 Although, the Adviser represented that there is no category in the Form ADV for institutional products that have a substantially similar investment style as the Strategies, the Strategies consist of investments in various asset classes for which the Adviser does have institutional counterparts. It should be noted that in addition to investing in multiple asset classes as opposed to a single asset class, the Strategies may employ with greater frequency the use of derivatives than their institutional counterparts. Set forth below are the institutional fee schedules of the various asset classes of which the Strategies consists. Also shown below are what would have been the effective advisory fees of the Strategies had the advisory fee schedules of the institutional accounts been applicable to the Strategies based on the initial estimate of the Strategies net assets.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	59

AB Institutional Account Category	Initial Projected Net Assets ($MIL)	Fee Schedule	Effective AB Inst. Adv. Fee
U.S. Inflation-Linked Bonds (TIPs)	$100.0	25 bp	0.250%

Global Plus Fixed Income	$100.0	50 bp on 1st $30 million 25 bp on the balance Minimum account size: $25m	0.325%

Short Duration Municipal	$100.0	30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.220%

Intermediate Duration Municipal	$100.0	50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.281%

The Adviser represented that it does not sub-advise any registered investment companies that have a similar investment strategy as the Strategies.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Strategies’ rankings with respect to the proposed management fees relative to the median of each Strategy’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Strategy.9

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

9	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Strategy has the lowest effective fee rate in the Lipper peer group.

60	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

(size)10 comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)[11]	Lipper Exp. Group Median (%)	Rank
Bond Strategy	0.500	0.628	2/8
Municipal Strategy	0.500	0.500	5/9

Set forth below is a comparison of the Strategies’ total expense ratios and the medians of their EGs and EUs. The Strategies’ rankings are also shown.

Strategy	Expense Ratio[12] (%)	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Bond Strategy	0.750	0.874	1/8	0.848	5/19
Municipal Strategy	0.800	0.860	3/10	0.788	19/35

Based on this analysis, the Strategies have a more favorable ranking on a total expense ratio basis than on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategies. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies have not yet commenced operations. Therefore there is no historic profitability data with respect to the Adviser’s investment services to the Strategies.

10	The Adviser asked Lipper to anticipate that each Strategy’s asset size would be approximately $100 million.

11	The contractual management fee does not reflect any expense reimbursements made by the Strategy to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual effective management fee.

12	Information on the Strategies’ total expense ratios pertain to the Strategies’ Class A shares.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	61

In addition to the Adviser’s future direct profits from managing the Strategies, it is anticipated that certain of the Adviser’s affiliates will have business relationships with the Strategies and may earn a profit from providing non-investment services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide transfer agent and distribution related services to the Strategies and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

The Adviser has advised the Senior Officer that ABI and the Adviser will disclose in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2008, ABI paid from its resources an amount equal to approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

It is anticipated AllianceBernstein Investor Services (“ABIS”), an affiliate of the Adviser, will be the Strategies’ transfer agent. Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”) are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.5

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

62	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

The Adviser believes it is a leading international investment adviser. It managed assets approximate $487 billion as of October 31, 2009. The Adviser has reported that it has the investment experience to manage the portfolio assets of the Strategies and provide non-investment services to the Strategies contemplated by the Investment Advisory Agreement.

Because the Strategies have not yet commenced operations and there are no comparable institutional or sub-advised or off-shore accounts that the Adviser manages and has a substantially similar investment styles as the Strategies, there is no performance history. It is anticipated that both Strategies will have the Barclays Capital 1-10 Year U.S. TIPS Index as their benchmarks. To demonstrate the Adviser’s experience in managing Inflation-Protected Securities

14	The Deli study was originally published in 2002 based on 1997 data.

15	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	63

Portfolios, listed below are the 1, 3, 5, year performance returns of the AllianceBernstein Inflation Protected Security Pooling Portfolios and benchmark as of October 31, 2009:

	Periods Ending October 31, 2009 Annualized Performance (%)
	1 Year	3 Year	Since Inception
Inflation Protected Securities Portfolio	14.46	6.39	4.97
Barclays Capital 1-10 Yr. TIPS Index	14.65	6.34	4.99
Inception Date: May 20, 2005

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Strategies is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Strategies is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 11, 2010

64	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Blended Style Funds

International Portfolio

Tax-Managed International Portfolio

U.S. Large Cap Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

The Ibero-America Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real-Asset Strategy*

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to August 31, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy. Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	65

AllianceBernstein Family of Funds

NOTES

66	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

NOTES

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY •	67

NOTES

68	• ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

ALLIANCEBERNSTEIN BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

BIS-0152-0411

SEMI-ANNUAL REPORT

AllianceBernstein

Municipal Bond Inflation Strategy

April 30, 2011

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 17, 2011

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Municipal Bond Inflation Strategy (the “Strategy”) for the semi-annual period ended April 30, 2011.

Investment Objectives and Policies

The Strategy seeks real after-tax return for investors subject to federal income taxes. Real return is the rate of return after adjusting for inflation. The Strategy pursues its objective by investing principally in high-quality, predominantly investment grade, municipal securities, that pay interest exempt from federal taxation. As a fundamental policy, the Strategy will invest at least 80% of its net assets in municipal securities. These securities may be subject to the federal alternative minimum tax (“AMT”) for some taxpayers.

The Strategy will invest at least 80% of its total assets in fixed-income securities rated A or better or the equivalent by one or more national rating agencies or deemed to be of comparable credit quality by AllianceBernstein L.P. (the “Adviser”). In deciding whether to take direct or indirect exposure, the Strategy may invest up to 20% of its total assets in fixed-income securities rated BB or B or the equivalent by one or more national rating agencies (or deemed to be of comparable credit quality by the Adviser), which are not investment grade (“junk bonds”). If the rating of a fixed-income security falls below investment grade, the Strategy will not be obligated to sell the security and may continue to hold it if, in the Adviser’s opinion, the investment is appropriate under the circumstances.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Strategy. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Strategy’s other holdings. The Strategy may invest in fixed-income securities with any maturity and duration.

To provide inflation protection, the Strategy will typically enter into inflation swap agreements. The Strategy may use other inflation-protected instruments. Payments to the Strategy pursuant to swap agreements will result in taxable income, either ordinary income or capital gains, rather than income exempt from federal income taxation. It is expected that the Strategy’s primary use of derivatives will be for the purpose of inflation protection.

The Strategy may also invest in forward commitments; zero coupon municipal securities and variable, floating and inverse floating rate municipal securities; certain types of mortgage related securities; and derivatives, such as options, futures, forwards and swaps.

The Strategy may utilize leverage for investment purposes through the use of tender option bond (“TOB”) transactions. The Adviser will consider the impact of TOB’s, swap agreements and other derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	1

Investment Results

The table on page 4 shows the Strategy’s performance compared to its benchmark, the Barclays Capital 1-10 year Treasury Inflation-Protected Securities (TIPS) Index and to the Lipper Intermediate Municipal Debt Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Strategy, although some may have different investment policies and sales and management fees.

Class A shares of the Strategy underperformed the benchmark for both the six- and 12-month periods ended April 30, 2011, before sales charges. All share classes outperformed their Lipper Average during both time periods. The objective of the Strategy is to maximize real (net of inflation) after-tax return without undue risk to principal. In pursuit of this objective, the Strategy invests in municipal bonds that are exempt from federal income tax and typically enters into derivatives, such as inflation swap agreements, in order to provide inflation protection. The result of this is generally less overall interest rate exposure.

Over both the six- and 12-month periods, the most significant determinants of relative performance were the overall changes in interest rates and the relative performance of municipal bonds versus Treasury bonds. For both periods, the Strategy had less overall interest rate exposure. Over the six-month period, interest rates rose and municipal bonds outperformed, but the underperformance of the Fund was due to its hedge positions trailing the performance of TIPS. Over the 12-month period, municipal bonds generally underperformed Treasury bonds and as a result the Strategy underperformed the benchmark.

As mentioned above, the Strategy seeks to provide attractive returns net of inflation and therefore utilizes hedge instruments, which generally gain in value as the market’s expectations of higher inflation increase. Over both the six- and 12-month periods, inflation expectations rose; as a result, the Strategy performed well versus it peers, as measured by the Lipper Average. Additionally, the Strategy utilized consumer price index (CPI) swaps that benefited performance during the reporting periods. The Strategy did not have leverage through TOBs during the six- or 12-month periods.

Market Review and Investment Strategy

Although cities and states still face significant stress as they work to close projected budget shortfalls, tax revenues are rising and municipalities are making the necessary hard decisions. The Strategy continued to focus buying efforts on bonds backed by essential services, which the Strategy’s Municipal Bond Investment Team (the “Team”) believes are better insulated against the financial difficulties of state and local general obligation and related bonds.

The primary source of tax revenues for localities is property tax, and despite the sharp decline in housing values, growth of property tax revenue collections has remained positive. Bonds backed by fees for essential services such as electricity and water are resistant to budget troubles. Therefore, the Team continued to focus buying activity in these revenue bonds, which they have found to be well insulated from the budget battles and financial difficulties of state and local governments.

2	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

Investors should consider the investment objectives, risks, charges and expenses of the Strategy carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The Barclays Capital 1-10 Year TIPS Index does not reflect fees and expenses associated with the active management of a portfolio. The Barclays Capital 1-10 Year TIPS Index represents the performance of inflation-protected securities issued by the U.S. Treasury. For the six- and 12-month periods ended April 30, 2011, the Lipper Intermediate Municipal Debt Funds Average consisted of 175 and 167 funds, respectively. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

The market values of the Strategy’s holdings rise and fall from day to day, so investments may lose value. As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline. Inflation risks are when prices for goods and services tend to rise over time, which may erode the purchasing power of investments. Debt securities issued by state or local governments may be subject to special political, legal, economic and market factors that can have a significant effect on the portfolio’s yield or value. Liquidity risk is the difficulty of purchasing or selling a security at an advantageous time or price. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. Leverage risk is trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Municipal Bond Inflation Strategy
Class 1*	2.82%	3.65%

Class 2*	2.83%	3.71%

Class A	2.68%	3.51%

Class C	2.34%	2.85%

Advisor Class**	2.82%	3.78%

Barclays Capital 1-10 Year TIPs Index	2.93%	7.54%

Lipper Intermediate Municipal Debt Funds Average	-0.71%	2.68%

*    Class 1 shares are only available to private clients of Sanford C. Bernstein & Co. LLC. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance and Benchmark disclosures on page 3.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2011
	NAV Returns	SEC Returns	SEC Yields*

Class 1 Shares**			1.07%
1 Year	3.65%	3.65%
Since Inception†	3.68%	3.68%

Class 2 Shares**			1.09%
1 Year	3.71%	3.71%
Since Inception†	3.74%	3.74%

Class A Shares			0.86%
1 Year	3.51%	0.42%
Since Inception	3.51%	1.02%

Class C Shares			0.20%
1 Year	2.85%	1.85%
Since Inception†	2.85%	2.85%

Advisor Class Shares††			1.18%
1 Year	3.78%	3.78%
Since Inception†	3.84%	3.84%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 2.70%, 2.61%, 2.15%, 2.76%, 1.57% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios, exclusive of interest expense, to 0.60%, 0.50%, 0.80%, 1.50%, 0.50% for Class 1, Class 2, Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements extend throughout the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended April 30, 2011.

**	Class 1 shares are only available to private clients of Sanford C. Bernstein & Co. LLC. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

†	Inception Date: January 26, 2010.

††	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2011)
SEC Returns

Class 1 Shares*
1 Year	3.22%
Since Inception**	2.43%

Class 2 Shares*
1 Year	3.39%
Since Inception**	2.59%

Class A Shares
1 Year	-0.15%
Since Inception**	-0.36%

Class C Shares
1 Year	1.31%
Since Inception**	1.62%

Advisor Class Shares†
1 Year	3.33%
Since Inception**	2.60%

*	Class 1 shares are only available to private clients of Sanford C. Bernstein & Co. LLC. Class 2 shares are only available to the Adviser’s institutional clients or through other limited arrangements.

**	Inception date: January 26, 2010.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes are listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2010		Ending Account Value April 30, 2011		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,026.82	$1,020.83	$4.02	$4.01
Class C	$1,000	$1,000	$1,023.36	$1,017.36	$7.53	$7.50
Advisor Class	$1,000	$1,000	$1,028.23	$1,022.32	$2.51	$2.51
Class 1	$1,000	$1,000	$1,028.23	$1,021.82	$3.02	$3.01
Class 2	$1,000	$1,000	$1,028.25	$1,022.32	$2.51	$2.51
*	Expenses are equal to the classes’ annualized expense ratios of 0.80%, 1.50%, 0.50%, 0.60% and 0.50%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	7

Fund Expenses

PORTFOLIO SUMMARY

April 30, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $120.7

*	All data are as of April 30, 2011. The Strategy’s quality rating breakdown is expressed as a percentage of the Strategy’s total investments in municipal securities and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the Standard & Poor’s (“S&P”) Ratings Services, Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). Quality breakdown is the measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). The Pre-refunded category includes bonds which are secured by U.S. Government securities and therefore are deemed AAA by the Adviser. The Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization.

8	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2011 (unaudited)

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 84.4%
Long-Term Municipal Bonds – 73.3%
Alaska – 0.4%
Alaska Ind Dev & Export Auth Series 2010 A 5.00%, 4/01/17	$400	$447,836

Arizona – 4.1%
Pima Cnty AZ Swr AGM 5.00%, 7/01/21	1,765	1,926,021
Pima Cnty AZ USD #1 GO 5.00%, 7/01/13	2,825	3,052,384

		4,978,405

Arkansas – 1.3%
Arkansas GO (Arkansas Federal Hwy Grant) 4.00%, 8/01/12	1,500	1,565,475

California – 2.2%
California Dept Wtr Res Pwr Series 2010 5.00%, 5/01/13	1,225	1,327,471
California GO 5.00%, 10/01/16	275	310,016
California Statewide CDA (California General Fund Obl) Series 2009 5.00%, 6/15/13	225	240,300
San Francisco City/Cnty CA Arpt Commn (San Francisco CA Intl Airport) Series C 5.00%, 5/01/19	450	490,478
NPFGC-RE Series 2006 32F 5.25%, 5/01/18	290	323,135

		2,691,400

Colorado – 0.8%
Denver CO City & Cnty Arpt (Denver Intl Airport) Series 2010 A 5.00%, 11/15/23	375	398,663
Denver CO Urban Renewal Auth (Stapleton) Series 2010B-1 5.00%, 12/01/19	200	211,700
Regional Trnsp Dist CO (Denver Transit Partners) 5.25%, 7/15/24	440	404,518

		1,014,881

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

District of Columbia – 1.3%
Metro Washington Arpt Auth VA Series 2010B 5.00%, 10/01/13	$1,495	$1,612,014

Florida – 9.5%
Citizens Ppty Ins Corp. FL Series 2010A 5.00%, 6/01/16	315	335,582
NPFGC Series A 5.00%, 3/01/15	275	291,555
Florida Brd of Ed GO (Florida GO) Series 2011B 5.00%, 6/01/13	3,055	3,323,809
Florida Brd of Ed Lottery 4.00%, 7/01/12	2,140	2,219,800
5.00%, 7/01/13	1,000	1,076,920
Series 2010 C 5.00%, 7/01/16	550	620,114
Florida Hurricane Catastr Fd Fin Corp. Series 2008A 5.00%, 7/01/13	665	709,542
Series 2010A 5.00%, 7/01/15	700	761,754
Greater Orlando Aviation FL (Greater Orlando Intl Airport) Series 2010 B 5.00%, 10/01/13	420	450,295
Lee Cnty FL Port Auth Arpt (Southwest Florida Intl Airport) AGM 5.00%, 10/01/13	1,000	1,059,980
Tampa Bay FL Wtr Util Sys FGIC 6.00%, 10/01/24 (Pre-refunded/ETM)	560	573,132

		11,422,483

Georgia – 5.0%
Atlanta GA Arpt PFC (Hartsfield Jackson Atlanta Intl Arpt) Series 2010B 5.00%, 1/01/18	2,500	2,736,450
Georgia Mun Elec Auth Series 2011A 5.00%, 1/01/21(a)	3,045	3,271,639

		6,008,089

10	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Illinois – 8.6%
Chicago IL Brd of Ed GO 5.00%, 12/01/17	$1,690	$1,791,823
Chicago IL GO Series 2010A 5.00%, 1/01/24	1,975	1,999,806
Chicago IL O’Hare Intl Arpt (O’Hare Intl Arpt) 5.00%, 1/01/17(a)	1,930	2,042,789
Cook Cnty IL GO 5.00%, 11/15/25	2,200	2,268,970
Illinois Finance Auth (The Admiral at The Lake) 6.00%, 5/15/17	160	158,326
Illinois GO Series 2010 5.00%, 1/01/18	500	531,955
Illinois Sales Tax 5.00%, 6/15/17	1,450	1,593,840

		10,387,509

Kansas – 0.1%
Wyandotte Cnty/Kansas City KS Uni Govt (Wyandotte Cnty/Kansas City KS Sales Tax) Series 2010B Zero Coupon, 6/01/21	180	100,197

Louisiana – 0.8%
Orleans Parish LA Par SD GO AGM 4.00%, 9/01/13	910	962,634

Massachusetts – 7.5%
Massachusetts GO AGM 5.50%, 3/01/16 (Pre-refunded/ETM)	1,000	1,041,360
AGM Series 2006C 2.988%, 11/01/19(b)	5,400	5,069,952
Massachusetts Spl Obl (Massachusetts Gas Tax) Series 2005A 6.269%, 6/01/20(b)	3,000	2,932,680

		9,043,992

Minnesota – 1.8%
Minnesota Hgr Ed Fac Auth (Gustavus Adolfus College) 5.00%, 10/01/21	1,295	1,408,831

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Minnesota Pub Fac Auth (Minnesota SRF) Series 2010A 5.00%, 3/01/13	$750	$805,950

		2,214,781

Nevada – 1.1%
Clark Cnty NV Arpt (McCarran Airport) Series 2010 D 5.00%, 7/01/21-7/01/22	775	811,414
Clark Cnty NV SD GO NPFGC-RE Series 2005 A 5.00%, 6/15/18	450	485,469

		1,296,883

New Jersey – 3.6%
New Jersey EDA (New Jersey Lease Sch Fac) Series 2010DD-1 5.00%, 12/15/17	480	522,461
Tobacco Settlement Auth NJ 6.75%, 6/01/39 (Pre-refunded/ETM)	3,440	3,869,484

		4,391,945

New York – 2.6%
Long Island Pwr Auth NY NPFGC Series 2006D 2.261%, 9/01/15(b)	1,000	985,680
New York NY GO AGM Series 2005K 6.53%, 8/01/16(b)	1,700	1,690,327
New York NY Mun Wtr Fin Auth 6.185%, 6/15/13(b)	500	502,685

		3,178,692

Ohio – 1.3%
Cleveland OH COP Series 2010A 5.00%, 11/15/17	700	761,670
Toledo OH City Svcs Spl Assmt Notes Series 2010 4.125%, 12/01/12	725	745,228

		1,506,898

Pennsylvania – 3.3%
Montgomery Cnty PA IDA (New Regional Medical Ctr) 5.00%, 8/01/19	475	511,152
Pennsylvania GO Series 2006 5.00%, 3/01/13	700	755,412

12	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Series 2010A 5.00%, 5/01/13	$220	$238,861
Philadelphia PA SD GO Series 2011E 5.25%, 9/01/22	1,800	1,900,368
Philadelphia PA Wtr & WstWtr AGM Series 2010A 5.00%, 6/15/18	550	612,524

		4,018,317

Puerto Rico – 3.6%
Puerto Rico Elec Pwr Auth Series 2010AAA 5.25%, 7/01/21	1,830	1,895,825
Puerto Rico Govt Dev Bank 5.25%, 1/01/15	1,000	1,023,960
Puerto Rico Hwy & Trnsp Auth (Puerto Rico Hwy & Trnsp Spl Tax) AMBAC Series 2007N 2.752%, 7/01/28(b)	1,500	1,072,260
Puerto Rico Pub Bldgs Auth (Puerto Rico GO) Series 2007 M 5.75%, 7/01/16	275	299,219

		4,291,264

Texas – 8.9%
Garland TX GO Series 2010 5.00%, 2/15/26	500	537,450
Harris Cnty TX GO Series 2010 A 5.00%, 10/01/26	400	436,004
Katy TX ISD GO Series 2010 B 4.00%, 2/15/13	700	741,440
Lower Colorado River Auth TX 5.00%, 5/15/24	2,615	2,801,292
San Antonio TX ISD GO 5.00%, 8/15/26(a)	1,710	1,876,229
Texas GO 5.00%, 10/01/13	2,230	2,452,376
Texas Trnsp Comm (Central Texas Turnpike) Series 2009 2.75%, 8/15/42(b)	655	657,594
Univ of Texas Series 2010A 5.00%, 8/15/22	1,070	1,216,365

		10,718,750

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Washington – 4.9%
Energy Northwest WA (Bonneville Power Admin) Series 2011A 5.00%, 7/01/18	$680	$789,807
Seattle WA GO Series 2010 4.00%, 8/01/12	700	730,282
Washington St GO Series 2009 B 5.00%, 1/01/22	710	805,374
Series 2009D 5.00%, 2/01/25	3,245	3,517,450

		5,842,913

Wisconsin – 0.6%
Badger Tob Asset Sec Corp. WI 6.375%, 6/01/32 (Pre-refunded/ETM)	700	744,114

Total Long-Term Municipal Bonds (cost $88,561,816)		88,439,472

Short-Term Municipal Notes – 11.1%
Colorado – 2.4%
Colorado Ed & Cult Facs Auth (Natl Jewish Fed Bd Prog) 0.27%, 9/01/35-7/01/36(c)	2,900	2,900,000

Florida – 2.9%
Broward Cnty Ed Fac Auth (Nova Southeastern Univ) 0.25%, 4/01/24(c)	3,500	3,500,000

Minnesota – 1.7%
Minneapolis-St Paul MN Hsg & Redev Auth (Allina Health Sys) Series 2009B1 0.25%, 11/15/35(c)	2,000	2,000,000

New York – 1.4%
Syracuse NY IDA (Syracuse Univ) Series 2008A2 0.25%, 12/01/37(c)	1,700	1,700,000

14	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Oregon – 2.7%
Medford OR Hosp Fac Auth (Rogue Valley Manor) 0.27%, 8/15/37(c)	$3,300	$3,300,000

Total Short-Term Municipal Notes (cost $13,400,000)		13,400,000

Total Municipal Obligations (cost $101,961,816)		101,839,472

AGENCIES – 10.1%
Federal Home Loan Bank Series 656 5.375%, 5/18/16 (cost $12,116,770)	10,550	12,177,896

	Shares
SHORT-TERM INVESTMENTS – 1.7%
Investment Companies – 1.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.10%(d) (cost $2,033,692)	2,033,692	2,033,692

Total Investments – 96.2% (cost $116,112,278)		116,051,060
Other assets less liabilities – 3.8%		4,614,114

Net Assets – 100.0%		$120,665,174

INTEREST RATE SWAP TRANSACTIONS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
Barclays Bank PLC	$10,000	9/28/12	1.09%	CPI	#	$371,557
Barclays Bank PLC	7,000	3/16/13	1.795%	CPI	#	134,985
Barclays Bank PLC	2,000	4/8/15	2.22%	CPI	#	30,766
Barclays Bank PLC	5,500	6/1/15	2.038%	CPI	#	149,324
Barclays Bank PLC	6,000	2/26/17	2.37%	CPI	#	98,681
Barclays Bank PLC	3,000	7/19/17	2.038%	CPI	#	137,271
Barclays Bank PLC	4,000	6/15/20	2.48%	CPI	#	105,885
Barclays Bank PLC	1,500	8/4/20	2.038%	CPI	#	68,371
Barclays Bank PLC	2,000	11/10/20	2.50%	CPI	#	66,400
Barclays Bank PLC	6,000	5/4/21	2.845%	CPI	#	0
Citibank, N.A.	2,000	4/15/14	2.06%	CPI	#	34,396
Citibank, N.A.	10,000	5/4/16	2.71%	CPI	#	0

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	15

Portfolio of Investments

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Portfolio	Payments received by the Portfolio		Unrealized Appreciation/ (Depreciation)
JPMorgan Chase Bank, N.A.	$1,000	7/29/20	2.305%	CPI	#	$44,746
Morgan Stanley Capital Services Inc.	7,000	6/25/12	0.99%	CPI	#	230,879
Morgan Stanley Capital Services Inc.	1,000	5/6/13	1.95%	CPI	#	17,701
Morgan Stanley Capital Services Inc.	9,000	10/27/13	1.61%	CPI	#	326,110
Morgan Stanley Capital Services Inc.	6,000	4/5/16	2.535%	CPI	#	53,207
Morgan Stanley Capital Services Inc.	2,000	10/14/20	2.37%	CPI	#	88,472

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

(a)	When-Issued or delayed delivery security.

(b)	Variable rate coupon, rate shown as of April 30, 2011.

(c)	Variable Rate Demand Notes (VRDN) are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

As of April 30, 2011, the Fund held 13.3% of net assets in insured bonds (of this amount 10.0% represents the Fund’s holding in pre-refunded or escrowed to maturity bonds).

Glossary:

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDA – Community Development Authority

COP – Certificate of Participation

EDA – Economic Development Agency

ETM – Escrowed to Maturity

FGIC – Financial Guaranty Insurance Company

GO – General Obligation

IDA – Industrial Development Authority/Agency

ISD – Independent School District

NPFGC – National Public Finance Guarantee Corporation

NPFGC-RE – National Public Finance Guarantee Corporation Reinsuring FGIC

PFC – Passenger Facility Charge

SD – School District

SRF – State Revolving Fund

USD – Unified School District

See notes to financial statements.

16	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2011 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $114,078,586)	$114,017,368
Affiliated issuers (cost $2,033,692)(a)	2,033,692
Receivable for capital stock sold	10,342,366
Receivable for investment securities sold	5,021,235
Unrealized appreciation on interest rate swap contracts	1,958,751
Interest and dividends receivable	1,387,271
Receivable due from Adviser	10,944

Total assets	134,771,627

Liabilities
Payable for investment securities purchased	12,617,542
Payable for capital stock redeemed	908,376
Collateral received from broker	523,469
Distribution fee payable	23,831
Transfer Agent fee payable	2,612
Accrued expenses	30,623

Total liabilities	14,106,453

Net Assets	$120,665,174

Composition of Net Assets
Capital stock, at par	$11,795
Additional paid-in capital	118,695,659
Distributions in excess of net investment income	(24,246)
Accumulated net realized gain on investment transactions	84,433
Net unrealized appreciation on investments	1,897,533

$120,665,174

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$47,589,499	4,649,455	$10.24	*

C	$14,017,573	1,371,788	$10.22

Advisor	$21,688,990	2,117,903	$10.24

1	$30,628,905	2,996,570	$10.22

2	$6,740,207	659,057	$10.23

(a)	Includes cash collateral of $523,469 received from broker for interest rate swap contracts.

*	The maximum offering price per share for Class A shares was $10.56 which reflects a sales charge of 3.0%.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	17

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended April 30, 2011 (unaudited)

Investment Income
Interest	$944,320
Dividends—Affiliated issuers	227	$944,547

Expenses
Advisory fee (see Note B)	180,046
Distribution fee—Class A	52,536
Distribution fee—Class C	63,358
Distribution fee—Class 1	1,948
Transfer agency—Class A	5,707
Transfer agency—Class C	2,331
Transfer agency—Advisor Class	2,723
Transfer agency—Class 1	438
Transfer agency—Class 2	346
Registration fees	48,191
Custodian	43,614
Amortization of offering expenses	40,437
Administrative	35,000
Legal	17,844
Audit	16,724
Printing	9,116
Directors’ fees	7,484
Miscellaneous	2,436

Total expenses	530,279
Less: expenses waived and reimbursed by the Adviser (see Note B)	(232,391)

Net expenses		297,888

Net investment income		646,659

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		90,598
Net change in unrealized appreciation/depreciation of:
Investments		(836,431)
Swap contracts		2,510,480

Net gain on investment transactions		1,764,647

Net Increase in Net Assets from Operations		$2,411,306

See notes to financial statements.

18	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended April 30, 2011 (unaudited)	January 26, 2010(a) to October 31, 2010
Increase in Net Assets from Operations
Net investment income	$646,659	$340,455
Net realized gain on investment transactions	90,598	122,813
Net change in unrealized appreciation/depreciation of investments	1,674,049	223,484

Net increase in net assets from operations	2,411,306	686,752
Dividends and Distributions to Shareholders from
Net investment income
Class A	(373,782)	(143,027)
Class C	(95,730)	(32,940)
Advisor Class	(188,677)	(36,724)
Class 1	(29,704)	(97)
Class 2	(58,840)	(103,484)
Net realized gain on investment transactions
Class A	(60,961)	– 0	–
Class C	(23,413)	– 0	–
Advisor Class	(24,872)	– 0	–
Class 1	(18)	– 0	–
Class 2	(10,009)	– 0	–
Capital Stock Transactions
Net increase	56,752,262	61,997,132

Total increase	58,297,562	62,367,612
Net Assets
Beginning of period	62,367,612	– 0	–

End of period (including distributions in excess of net investment income of ($24,246) and undistributed net investment income of $75,828, respectively)	$120,665,174	$62,367,612

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	19

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2011 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of four portfolios: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio and the Real Asset Strategy Portfolio (formerly, AllianceBernstein Multi-Asset Inflation Strategy Portfolio). The Intermediate Bond Portfolio commenced operations on July 1, 1999. The Bond Inflation Strategy and Municipal Bond Inflation Strategy Portfolios commenced operations on January 26, 2010. The Real Asset Strategy Portfolio commenced operations on March 8, 2010. This report relates only to the Municipal Bond Inflation Strategy Portfolio. The Municipal Bond Inflation Strategy Portfolio (the “Portfolio”) offers Class A, Class C, Advisor Class, Class 1, and Class 2 shares. Class R, Class K and Class I shares have been authorized by the Portfolio but are not currently being offered. Class A shares are sold with a front-end sales charge of up to 3.0% for purchases not exceeding $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities

20	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	21

Notes to Financial Statements

measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2011:

Investments in Securities	Level 1		Level 2	Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0 –	$88,439,472		$–0 –	$88,439,472
Short-Term Municipal Notes		– 0 –	13,400,000		– 0 –	13,400,000
Agencies		– 0 –	12,177,896		– 0 –	12,177,896
Short-Term Investments		2,033,692	– 0 –		– 0 –	2,033,692

Total Investments in Securities		2,033,692	114,017,368		– 0 –	116,051,060
Other Financial Instruments*:
Assets
Interest Rate Swap Contracts		– 0 –	1,958,751		–0 –	1,958,751
Liabilities		– 0 –	– 0 –		– 0 –	– 0 –

Total		$2,033,692	$115,976,119	$	– 0 –	$118,009,811

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

22	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

5. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

7. Offering Expenses

Offering expenses of $169,985 had been deferred and were amortized on a straight line basis over a one year period.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Portfolio’s average daily net assets. The fee is accrued daily and paid monthly. Effective January 26, 2010, the Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .80%, 1.50%, .50%, .60% and .50% of the daily average net assets for the Class A, Class C, Advisor Class, Class 1 and Class 2 shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Portfolio until January 26, 2013. No repayment will be made that would cause the Portfolio’s total annualized operating expenses to exceed the net fee percentage set forth above on or before January 26, 2013, or would have exceeded the amount of offering expenses as recorded by the Portfolio before January 26, 2011. This fee waiver and/or expense reimbursement agreement

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	23

Notes to Financial Statements

may not be terminated before October 31, 2011, after which it may be terminated by either party. For the six months ended April 30, 2011, such reimbursement amounted to $197,391, which is subject to repayment, not to exceed the amount of offering expenses.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended April 30, 2011, the Adviser voluntarily agreed to waive such fees in the amount of $35,000.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,000 for the six months ended April 30, 2011.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $0 from the sale of Class A shares and received $5,151 and $3,583 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2011.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2011 is as follows:

Market Value October 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2011 (000)	Dividend Income (000)
$ 0	$13,066	$11,032	$2,034	$0	*

*	Amount is less than $500.

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Portfolio’s average daily net assets

24	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares and .10% of the Portfolio’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class and Class 2 shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amount of $152,863 for Class C shares. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2011 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$44,267,983	$3,175,949
U.S. government securities	17,002,507	9,863,038

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Gross unrealized appreciation	$659,996
Gross unrealized depreciation	(721,214)

Net unrealized depreciation	$(61,218)

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal type of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates or credit risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	25

Notes to Financial Statements

calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the statement of operations.

Interest Rate Swaps:

The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap contracts. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolio may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Portfolio with another party of their respective

26	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended April 30, 2011, the Portfolio held interest rate swaps for hedging purposes.

Documentation governing the Portfolio’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction.

At April 30, 2011, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Unrealized appreciation on interest rate swap contracts	$1,958,751

Total		$1,958,751

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$	– 0 –	$2,510,480

Total		$	– 0 –	$2,510,480

For the six months ended April 30, 2011, the average monthly notional amount of interest rate swaps was $65,857,143.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	27

Notes to Financial Statements

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for Class A, Class C, Advisor Class, Class 1 and Class 2 were as follows:

	Shares			Amount
	Six Months Ended April 30, 2011 (unaudited)	January 26, 2010(a) to October 31, 2010		Six Months Ended April 30, 2011 (unaudited)	January 26, 2010(a) to October 31, 2010

Class A
Shares sold	2,534,898	3,163,536		$25,479,004	$31,733,618

Shares issued in reinvestment of dividends and distributions	32,157	10,166		319,119	101,948

Shares redeemed	(711,599)	(379,703)		(7,093,774)	(3,797,745)

Net increase	1,855,456	2,793,999		$18,704,349	$28,037,821

Class C
Shares sold	430,548	1,219,122		$4,297,631	$12,200,973

Shares issued in reinvestment of dividends and distributions	10,083	2,858		99,729	28,605

Shares redeemed	(240,153)	(50,670)		(2,375,597)	(508,193)

Net increase	200,478	1,171,310		$2,021,763	$11,721,385

Advisor Class
Shares sold	1,036,102	1,274,214		$10,380,529	$12,824,351

Shares issued in reinvestment of dividends and distributions	16,331	2,854		162,285	28,710

Shares redeemed	(153,447)	(58,151)		(1,531,011)	(585,135)

Net increase	898,986	1,218,917		$9,011,803	$12,267,926

Class 1
Shares sold	3,011,960	1,000		$30,436,817	$10,000

Shares issued in reinvestment of dividends and distributions	29	– 0	–	292	– 0	–

Shares redeemed	(16,419)	– 0	–	(166,286)	– 0	–

Net increase	2,995,570	1,000		$30,270,823	$10,000

28	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

	Shares			Amount
	Six Months Ended April 30, 2011 (unaudited)	January 26, 2010(a) to October 31, 2010		Six Months Ended April 30, 2011 (unaudited)	January 26, 2010(a) to October 31, 2010
Class 2
Shares sold	1,170,911	996,000		$11,779,992	$9,960,000

Shares issued in reinvestment of dividends and distributions	3,641	– 0	–	35,809	– 0	–

Shares redeemed	(1,511,495)	– 0	–	(15,072,277)	– 0	–

Net increase (decrease)	(336,943)	996,000		$(3,256,476)	$9,960,000

(a)	Commencement of operations.

NOTE F

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolio’s investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. To the extent that the Fund invests more of its assets in a particular state’s municipal securities, the Portfolio may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism and catastrophic natural disasters, such as hurricanes or earthquakes. The Fund’s investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, may have increased risks. Factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	29

Notes to Financial Statements

Bond Insurer Risk—The Portfolio may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most fund insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research.

The ratings of most insurance companies have been downgraded and it is possible that an insurance company may become insolvent. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline.

The Adviser believes that downgrades in insurance company ratings or insurance company insolvencies present limited risk to the Portfolio. The generally investment grade underlying credit quality of the insured municipal securities reduces the risk of a significant reduction in the value of the insured municipal security.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended April 30, 2011.

30	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Notes to Financial Statements

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal period ended October 31, 2010 were as follows:

2010
Distributions paid from:
Ordinary income	$57,510
Tax-exempt income	258,762

Total distributions paid	$316,272

As of October 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed tax-exempt income	$198,851
Undistributed net investment income	113,108
Unrealized appreciation/(depreciation)	223,484

Total accumulated earnings/(deficit)	$535,443	(a)

(a)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to the amortization of offering costs.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	31

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2011 (unaudited)	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.09	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.09	.11
Net realized and unrealized gain on investment transactions	.19	.06

Net increase in net asset value from operations	.28	.17

Less: Dividends and Distributions
Dividends from net investment income	(.11)	(.08)
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.13)	(.08)

Net asset value, end of period	$ 10.24	$ 10.09

Total Return
Total investment return based on net asset value(d)	2.68%	1.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$47,589	$28,200
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.80%	.80%
Expenses, before waivers/reimbursements(e)	1.44%	2.15%
Net investment income(b)(e)	1.82%	1.43%
Portfolio turnover rate	19%	1%

See footnote summary on page 36.

32	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2011 (unaudited)	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.08	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.06	.06
Net realized and unrealized gain on investment transactions	.17	.06

Net increase in net asset value from operations	.23	.12

Less: Dividends and Distributions
Dividends from net investment income	(.07)	(.04)
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.09)	(.04)

Net asset value, end of period	$ 10.22	$ 10.08

Total Return
Total investment return based on net asset value(d)	2.34%	1.23%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$14,018	$11,804
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.50%	1.50%
Expenses, before waivers/reimbursements(e)	2.14%	2.76%
Net investment income(b)(e)	1.11%	.78%
Portfolio turnover rate	19%	1%

See footnote summary on page 36.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	33

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2011 (unaudited)	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.10	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.10	.12
Net realized and unrealized gain on investment transactions	.18	.08

Net increase in net asset value from operations	.28	.20

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.10)
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.14)	(.10)

Net asset value, end of period	$ 10.24	$ 10.10

Total Return
Total investment return based on net asset value(d)	2.82%	1.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,689	$12,310
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.50%	.50%
Expenses, before waivers/reimbursements(e)	1.14%	1.57%
Net investment income(b)(e)	2.13%	1.81%
Portfolio turnover rate	19%	1%

See footnote summary on page 36.

34	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Six Months Ended April 30, 2011 (unaudited)	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.08	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.07	.11
Net realized and unrealized gain on investment transactions	.21	.07

Net increase in net asset value from operations	.28	.18

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.10)
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.14)	(.10)

Net asset value, end of period	$ 10.22	$ 10.08

Total Return
Total investment return based on net asset value(d)	2.82%	1.78%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$30,629	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.60%	.60%
Expenses, before waivers/reimbursements(e)	1.34%	2.70%
Net investment income(b)(e)	2.24%	1.38%
Portfolio turnover rate	19%	1%

See footnote summary on page 36.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	35

Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Six Months Ended April 30, 2011 (unaudited)	January 26, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 10.08	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.09	.11
Net realized and unrealized gain on investment transactions	.20	.07

Net increase in net asset value from operations	.29	.18

Less: Dividends and Distributions
Dividends from net investment income	(.12)	(.10)
Distributions from net realized gain on investment transactions	(.02)	– 0	–

Total dividends and distributions	(.14)	(.10)

Net asset value, end of period	$ 10.23	$ 10.08

Total Return
Total investment return based on net asset value(d)	2.83%	1.85%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,740	$10,044
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.50%	.50%
Expenses, before waivers/reimbursements(e)	1.10%	2.61%
Net investment income(b)(e)	2.01%	1.49%
Portfolio turnover rate	19%	1%

(a)	Commencement of operations.

(b)	Net of fees waived and expenses reimbursed by the Adviser.

(c)	Based on average shares outstanding.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

36	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Financial Highlights

RESULTS OF STOCKHOLDERS MEETING

(unaudited)

The Annual Meeting of Stockholders of the AllianceBernstein Municipal Bond Inflation Strategy (the “Strategy”) was held on November 5, 2010 and adjourned until December 16, 2010. At the November 5, 2010 Meeting, with respect to the first item of business, the election of Directors for the Fund, the required number of outstanding shares was voted in favor of the proposal, and the proposal was approved. At the December 16, 2010 Meeting, with respect to the fifth item of business, changes to the Strategy’s fundamental policy regarding commodities, the required number of outstanding shares was voted in favor of the proposal, and the proposal was approved. A description of each proposal and number of shares voted at the Meetings are as follows (the proposal numbers shown below correspond to the proposal numbers in the Strategy’s proxy statement):

	Voted For	Withheld Authority
Proposal 1: The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

John H. Dobkin	40,126,698	1,298,732
Michael J. Downey	40,109,796	1,315,633
William H. Foulk, Jr.	40,091,007	1,334,422
D. James Guzy	40,106,461	1,318,969
Nancy P. Jacklin	40,111,905	1,313,524
Robert M. Keith	40,099,962	1,325,468
Garry L. Moody	40,110,488	1,314,941
Marshall C. Turner, Jr.	40,116,594	1,308,835
Earl D. Weiner	40,107,113	1,318,317

	Voted For	Voted Against	Abstained	Broker Non- Votes
Proposal 5. Approve the Amendment of the Strategy’s fundamental policy regarding commodities.	2,577,196	63,599	67,539	1,003,865

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	37

Results of Stockholders Meeting

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Michael G. Brooks(2), Vice President Robert (Guy) B. Davidson III(2), Vice President	Wayne D. Godlin(2), Vice President Terrance T. Hults(2) , Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Municipal Bond Investment Team. Messrs. Michael G. Brooks, Robert (Guy) B. Davidson III, Wayne D. Godlin and Terrance T. Hults are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

38	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Bond Fund, Inc. (the “Fund”) in respect of AllianceBernstein Bond Inflation Strategy and AllianceBernstein Municipal Bond Inflation Strategy (each a “Strategy” and collectively the “Strategies”).2

Bond Inflation Strategy’s (“Bond Strategy”) investment objective is to maximize real return without assuming what the Adviser considers to be undue risk. The Strategy pursues its objective by investing principally in Treasury Inflation Protected Securities (“TIPS”) directly or by gaining indirect exposure to TIPS through derivatives transactions such as Total Return Swaps (“TRS”) linked to TIPS. In the normal course, at least 80 percent of the Strategy’s net assets will be invested in fixed-income securities. In addition, in order to maximize real return, the Strategy may invest in other fixed-income investments, such as U.S. and non-U.S. government securities, corporate fixed-income securities and mortgage-related securities or derivatives linked to such securities.

Municipal Bond Inflation Strategy’s (“Municipal Strategy”) investment objective is to maximize real after-tax return for investors subject to federal income taxes, without undue risk to principal. The Strategy pursues its investment objective by investing principally in high-quality, predominantly investment grade, municipal securities. In the normal course, at least 80% of the Strategy’s net assets will be invested in municipal securities. At least 80% of the Strategy’s total assets will have a credit rating of A or better. To provide inflation protection, Municipal Strategy will enter into inflation swap agreements. The Strategy may also use other inflation-protected instruments.

The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the

1	It should be noted that the Senior Officer’s evaluation was completed on December 2, 2009.

2	Future references to the Fund or the Strategy do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	39

proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolios grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolios.

PORTFOLIOS’ ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser has proposed that the Strategies pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.3

Category	Advisory Fee[4]	Strategy
High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	Bond Strategy Municipal Strategy

The Adviser agreed to waive that portion of its management fees and/or reimburse the Strategies for that portion of the Strategies’ total operating expenses to the degree necessary to limit the Strategies’ expense ratios to the amounts set forth below for the Strategies’ start up period until October 31, 2011. The agreement allows for the Adviser to be reimbursed through October 31, 2012 for management fees that the Adviser waived or reimbursements that the Adviser made for fund expenses exceeding the Strategies’ expense caps for the period through October 31, 2011. The agreement provides that such payment shall be made only to the extent that the payment does not cause each Strategy’s aggregate expenses to exceed, on an annual basis, the Strategy’s expense limitation, and that such payment shall not exceed the amount of the offering expenses recorded by the Strategy for financial reporting purposes on or before October 31, 2011.

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

4	The advisory fees of the Strategies are based on the percentage of each Strategy’s average daily net assets, not an aggregate of the assets of the Strategies shown.

40	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Strategies.

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking			Estimated Gross Expense Ratio
Bond Strategy	Advisor Class A Class C Class R Class K Class I5 Class 1[5] Class 2[5]	0.45 0.75 1.45 0.95 0.70 0.45 0.55 0.45	% % % % % % % %	1.05% 1.35% 2.05% 1.55% 1.30% 1.05% 1.15% 1.05%

Municipal Strategy[6]	Advisor Class A Class C Class 1[5] Class 2[5]	0.50 0.80 1.50 0.60 0.50	% % % % %	0.97% 1.27% 1.97% 1.07% 0.97%

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients include providing office space and personnel to serve as the Strategies’ Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as the Strategies’ counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Strategies to the Adviser. Also, retail mutual funds

5	The strategy will consist of two new classes of shares, Class 1 and Class 2, in addition to the traditional A, B, C, R, K and I share classes. Class 1 shares are intended exclusively for the private clients of the Sanford C. Bernstein & Co. LLC (“Bernstein or the “Private Clients”) while Class 2 shares are intended for the Adviser’s institutional advisory clients and Private Clients who have at least $3 million in fixed-income assets under management with the Adviser after giving effect to their investment in the Strategies. The minimum investment by institutions for class 2 shares is $5 million.

6	Because retirement plans have no need for tax-favored investments, Municipal Strategy will not offer and issue Classes R, K and I shares.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	41

managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing funds with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Strategies.7 Although, the Adviser represented that there is no category in the Form ADV for institutional products that have a substantially similar investment style as the Strategies, the Strategies consist of investments in various asset classes for which the Adviser does have institutional counterparts. It should be noted that in addition to investing in multiple asset classes as opposed to a single asset class, the Strategies may employ with greater frequency the use of derivatives than their institutional counterparts. Set forth below are the institutional fee schedules of the various asset classes of which the Strategies consists. Also shown below are what would have been the effective advisory fees of the Strategies had the advisory fee schedules of the institutional accounts been applicable to the Strategies based on the initial estimate of the Strategies net assets.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

42	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

AB Institutional Account Category	Initial Projected Net Assets ($MIL)	Fee Schedule	Effective AB Inst. Adv. Fee
U.S. Inflation-Linked Bonds (TIPs)	$100.0	25 bp	0.250%

Global Plus Fixed Income	$100.0	50 bp on 1st $30 million 25 bp on the balance Minimum account size: $25m	0.325%

Short Duration Municipal	$100.0	30 bp on 1st $20 million 20 bp on next $80 million 15 bp on next $150 million 12.5 bp on next $250 million 10 bp on the balance Minimum account size: $5m	0.220%

Intermediate Duration Municipal	$100.0	50 bp on 1st $5 million 37.5 bp on next $15 million 25 bp on next $80 million 18.75 bp on the balance Minimum account size: $3m	0.281%

The Adviser represented that it does not sub-advise any registered investment companies that have a similar investment strategy as the Strategies.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategies with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Strategies’ rankings with respect to the proposed management fees relative to the median of each Strategy’s Lipper Expense Group (“EG”)8 at the approximate current asset level of the Strategy.9

8	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have a higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes.

9	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Strategy has the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	43

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size)10 comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)[11]	Lipper Exp. Group Median (%)	Rank
Bond Strategy	0.500	0.628	2/8
Municipal Strategy	0.500	0.500	5/9

Set forth below is a comparison of the Strategies’ total expense ratios and the medians of their EGs and EUs. The Strategies’ rankings are also shown.

Strategy	Expense Ratio[12] (%)	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Bond Strategy	0.750	0.874	1/8	0.848	5/19
Municipal Strategy	0.800	0.860	3/10	0.788	19/35

Based on this analysis, the Strategies have a more favorable ranking on a total expense ratio basis than on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Strategies. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

10	The Adviser asked Lipper to anticipate that each Strategy’s asset size would be approximately $100 million.

11	The contractual management fee does not reflect any expense reimbursements made by the Strategy to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual effective management fee.

12	Information on the Strategies’ total expense ratios pertain to the Strategies’ Class A shares.

44	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategies have not yet commenced operations. Therefore there is no historic profitability data with respect to the Adviser’s investment services to the Strategies.

In addition to the Adviser’s future direct profits from managing the Strategies, it is anticipated that certain of the Adviser’s affiliates will have business relationships with the Strategies and may earn a profit from providing non-investment services to the Strategies. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Strategies and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide transfer agent and distribution related services to the Strategies and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

The Adviser has advised the Senior Officer that ABI and the Adviser will disclose in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2008, ABI paid from its resources an amount equal to approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

It is anticipated AllianceBernstein Investor Services (“ABIS”), an affiliate of the Adviser, will be the Strategies’ transfer agent. Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”) are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.5

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,13 subsidies and enhancement to services. Based

13	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	45

on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli14 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.15 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

The Adviser believes it is a leading international investment adviser. It managed assets approximate $487 billion as of October 31, 2009. The Adviser has reported that it has the investment experience to manage the portfolio assets of the Strategies and provide non-investment services to the Strategies contemplated by the Investment Advisory Agreement.

14	The Deli study was originally published in 2002 based on 1997 data.

15	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

46	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

Because the Strategies have not yet commenced operations and there are no comparable institutional or sub-advised or off-shore accounts that the Adviser manages and has a substantially similar investment styles as the Strategies, there is no performance history. It is anticipated that both Strategies will have the Barclays Capital 1-10 Year U.S. TIPS Index as their benchmarks. To demonstrate the Adviser’s experience in managing Inflation-Protected Securities Portfolios, listed below are the 1, 3, 5, year performance returns of the AllianceBernstein Inflation Protected Security Pooling Portfolios and benchmark as of October 31, 2009:

	Periods Ending October 31, 2009 Annualized Performance (%)
	1 Year	3 Year	Since Inception
Inflation Protected Securities Portfolio	14.46	6.39	4.97
Barclays Capital 1-10 Yr. TIPS Index	14.65	6.34	4.99
Inception Date: May 20, 2005

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Strategies is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Strategies is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: January 11, 2010

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	47

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Blended Style Funds

International Portfolio

Tax-Managed International Portfolio

U.S. Large Cap Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

The Ibero-America Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real-Asset Strategy*

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to August 31, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy. Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

48	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	49

NOTES

50	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

NOTES

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY •	51

NOTES

52	• ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

ALLIANCEBERNSTEIN MUNICIPAL BOND INFLATION STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

MBIS-0152-0411

SEMI-ANNUAL REPORT

AllianceBernstein

Real Asset Strategy

April 30, 2011

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 24, 2011

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Real Asset Strategy (the “Strategy”) for the semi-annual reporting period ended April 30, 2011.

Investment Objective and Policies

The Strategy’s investment objective is to maximize real return. Real return is the rate of return after adjusting for inflation.

The Strategy pursues an aggressive investment strategy involving a variety of asset classes. The Strategy invests primarily in instruments that AllianceBernstein L.P. (the “Adviser”) expects to outperform broad equity indices during periods of rising inflation. Under normal circumstances, the Strategy expects to invest its assets principally in the following instruments that, in the judgment of the Adviser, are affected directly or indirectly by the level and change in the rate of inflation: inflation-protected fixed-income securities, such as Treasury Inflation-Protected Securities (“TIPS”) and similar bonds issued by governments outside of the U.S., commodities, equity securities such as commodity-related stocks, real estate securities, utility securities, infrastructure-related securities, and securities and derivatives linked to the price of other assets (such as commodities, stock indices and real estate) and currencies.

The Strategy expects its investments in fixed-income securities to have a broad range of maturities and quality levels.

The Strategy will seek inflation protection from investments around the globe, both in developed and emerging market countries. In selecting securities for purchase and sale, the Adviser will utilize its qualitative and quantitative resources to determine overall inflation sensitivity, asset allocation, and security selection. When its analysis indicates that changes are necessary, the Adviser intends to implement them through a combination of changes to underlying positions and the use of inflation swaps and other types of derivatives, such as interest rate swaps.

The Strategy anticipates that its investments, other than its investments in inflation-protected securities, will focus roughly equally on commodity-related equity securities, commodities and commodity derivatives, and real estate equity securities to provide a balance between expected return and inflation protection. Its commodities investments will include significant exposure to energy commodities, but will also include agricultural products, industrial and precious metals, such as gold. The Strategy’s investments in real estate equity securities will include real estate investment trusts (“REITs”), other real estate-related securities, and infrastructure-related securities.

The Strategy will invest in both U.S. and non-U.S. dollar-denominated equity or fixed-income securities. The Strategy may invest in currencies for hedging or for investment purposes, both in the spot market and through long- or short positions in currency-

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	1

related derivatives. The Strategy does not ordinarily expect to hedge its foreign currency exposure because it will be balanced by investments in U.S. dollar-denominated securities although it may hedge the exposure under certain circumstances. The Strategy may invest significantly, to the extent permitted by applicable law, in derivatives, such as options, futures, forwards, swap agreements or structured notes. The Strategy intends to use leverage for investment purposes. In determining when and to what extent to employ leverage or enter into derivatives transactions, the Adviser will consider factors such as the relative risks and returns expected of potential investments and the cost of such transactions. The Adviser will consider the impact of derivatives in making its assessments of the Strategy’s risks. The resulting exposures to markets, sectors, issuers or specific securities will be continuously monitored by the Adviser.

The Strategy may seek to gain exposure to physical commodities traded in the commodities markets through investments in a variety of derivative instruments, including investments in commodity index-linked notes. The Adviser expects that the Strategy will seek to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Strategy organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the Adviser and has the same investment objective and substantially similar investment policies and restrictions as the Strategy. The Subsidiary, unlike the Strategy, may invest, without limitation, in commodities and commodities-related instruments. The Strategy will be subject to the risks associated with the commodities, derivatives and other instruments in which the Subsidiary invests, to the extent of its investment in the Subsidiary. The Strategy limits its investment in the Subsidiary to no more than 25% of its net assets. The Strategy is non-diversified, which means that it may concentrate its assets in a smaller number of issuers than a diversified fund.

Investment Results

The table on page 7 shows the Strategy’s performance compared to its primary benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Commodity Producers Index.

The Strategy’s Class A shares underperformed the benchmark for the six-month period ended April 30, 2011, and outperformed for the 12-month period ended April 30, 2011, without sales charges. Additionally, the Strategy meaningfully outstripped the returns of the Lipper Global Flexible Portfolio Funds Index for both periods. During the six-month period, the Strategy underperformed the benchmark due mainly to its strategic allocation to global real estate securities. Positive contributions from tactical asset allocation decisions, including a shift into short-duration U.S. inflation-indexed bonds and

2	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

curve positioning strategies in commodities, were partially offset by negative security selection in the Strategy’s active commodity futures overlay and within commodity-related equities. Security selection in the global real estate sleeve contributed positively to performance, while losses on the Strategy’s protective put positions detracted modestly. Over this time frame, the Strategy held, on average, relative overweights to TIPS-collateralized commodity futures and real estate securities versus commodity-related equities.

During the 12-month period, the Strategy’s outperformance was primarily due to its strategic overweight to commodity-linked derivatives collateralized by TIPS. Positive contributions from tactical asset allocation decisions—including duration management of the Strategy’s TIPS holdings and curve positioning strategies in commodities—were partially offset by negative security selection in the Strategy’s active commodity futures overlay. This overlay seeks to benefit from relative value opportunities in individual commodity futures. The Strategy also benefited from favorable security selection in both the global real estate and commodity-related equity “sleeves” of the Strategy. Exposure to the Strategy’s asset class sleeves varied over the reporting period, but averaged out to a relative underweight in commodity-related equities versus global real estate and TIPS-collateralized commodity-linked derivatives. Due to both strategic and tactical asset allocation decisions, the Strategy typically exhibits a high tracking error compared to its benchmark.

The Strategy makes regular use of notional derivatives—primarily commodity-linked swaps and commodity futures—with the aim of gaining cost-effective exposure to the commodity futures markets. These derivatives had a positive material impact on performance over both reporting periods.

Market Review and Investment Strategy

Equity and commodity markets moved higher for much of the 12-month period through April 30, 2011, driven by strong corporate profits and investors’ continued appetite for risk. Mixed data on the health of the U.S. economy combined with worries over Europe’s sovereign debt issues and growing evidence of slowing Chinese growth in April resulted in the equity and commodity markets correcting sharply over the next two months. While the Real Asset Strategy Team (the “Team”) believed throughout the reporting period that the global economic recovery was sustainable, the Team opted to emphasize a longer duration in the Strategy’s TIPS holdings until late in the fall of 2010, with the aim of benefiting from expected declines in real interest rates associated with the likely central bank response to nascent deflation fears.

With the swing between investors’ enthusiasm and anxiety around economic growth dominating stock and commodity price action, and macroeconomic headlines driving the returns of virtually all risky assets over the reporting period, bottom-up security selection potential was limited. How-

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	3

ever, the varying sensitivity of broader sectors and asset classes to volatility in the macro backdrop provided the Team with an opportunity to benefit from a number of tactical allocation decisions during the reporting period. For example, in April 2011, the Team initiated put protection on the Strategy’s industrial metal exposures that they felt were particularly vulnerable to the monetary tightening instituted by emerging market countries and a possible global economic slowdown scenario, as well as to a sudden drop in the liquidity environment or change in speculative flows. They observed that such commodities were trading at near their post-crisis highs while the cost of put protection on them was near post-crisis lows.

For most of the past two years, with the notable exception of mid-2010, liquidity and real economies have not just been growing but have been growing at accelerating rates. Recent economic numbers and central bank comments raised the risk of a deceleration in growth. Consequently, in January 2011, the Team moved to an overweight in real estate in part to protect against the risk of a hard landing in emerging markets where publicly traded real estate has little exposure. The twin pillars of strong global economic growth and ample liquidity that have supported real asset valuations over the past two years remain intact going into the second half of 2011. However, the Team presently believes that commodity risk has become less symmetric. While commodity prices appear high relative to history, this strength is explained by a number of factors. First, high prices reflect demand bumping into supply constraints. Further, any unexpected jump in consumption must result in prices “crashing up” to destroy demand because there can be no supply response in the short-term for many commodities. At the same time, the Team believes any unexpected drop in consumption could result in an unusually large downside. Therefore, high commodity prices have reflected strong fundamentals but were balanced by higher than normal risk—to both the upside and downside. Although the Team remains vigilant for signs that underlying conditions have begun to worsen once again—and is similarly focused on the judicious implementation of hedges to mitigate corresponding downside risks—most evidence suggests that the global economic recovery remains on a solid footing. The Team believes the Strategy is well-positioned to deliver strong relative performance in the current economic environment.

4	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com, for Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares, and by calling 212-756-4097 for Class 1 shares. The investment return and principal value of an investment in the Strategy will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Strategy carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Strategy have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Strategy’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) All Country (AC) World Commodity Producers Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC World Commodity Producers Index is a free float-adjusted market capitalization index designed to track the performance of global listed commodity producers, including emerging markets. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Strategy.

A Word About Risk

The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value. Liquidity risk involves the difficulty of purchasing or selling a security at an advantageous time or price. Portfolios that hold a smaller number of securities may be more volatile than more diversified portfolios, since gains or losses from each security will have a greater impact on the portfolio’s overall value. The Fund’s investments in the real estate market have many of the same risks as direct ownership of real estate, including the risk that the value of real estate could decline due to a variety of factors that affect the real estate market generally. Investments in REITs may have additional risks. REITs are dependent on the capability of their managers, may have limited diversification, and could be significantly affected by changes in tax laws. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. Trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility. Non-U.S. securities may be more volatile because of political,

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. As interest rates rise, bond prices fall and vice versa—long-term securities tend to rise and fall more than short-term securities. A bond’s credit rating reflects the issuer’s ability to make timely payments of interest or principal—the lower the rating, the higher the risk of default. If the issuer’s financial strength deteriorates, the issuer’s rating may be lowered and the bond’s value may decline. Commodity-linked investments may experience greater volatility than investments in traditional securities. The value of commodity-linked investments may be affected by financial factors, political developments and natural disasters. These risks are fully discussed in the Strategy’s prospectus.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE STRATEGY VS. ITS BENCHMARK PERIODS ENDED APRIL 30, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Real Asset Strategy
Class 1	15.96%	27.15%

Class 2	16.07%	27.38%

Class A	15.99%	27.18%

Class C	15.61%	26.22%

Advisor Class†	16.22%	27.54%

Class R†	15.88%	26.83%

Class K†	16.00%	27.19%

Class I†	16.11%	27.42%

MSCI AC World Commodity Producers Index	21.85%	25.39%

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on pages 5-6.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	7

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF APRIL 30, 2011
	NAV Returns	SEC Returns

Class 1 Shares
1 Year	27.15%	27.15%
Since Inception*	26.13%	26.13%

Class 2 Shares
1 Year	27.38%	27.38%
Since Inception*	26.44%	26.44%

Class A Shares
1 Year	27.18%	21.72%
Since Inception*	26.16%	21.50%

Class C Shares
1 Year	26.22%	25.22%
Since Inception*	25.21%	25.21%

Advisor Class Shares**
1 Year	27.54%	27.54%
Since Inception*	26.47%	26.47%

Class R Shares**
1 Year	26.83%	26.83%
Since Inception*	25.86%	25.86%

Class K Shares**
1 Year	27.19%	27.19%
Since Inception*	26.17%	26.17%

Class I Shares**
6 Months	27.42%	27.42%
Since Inception*	26.47%	26.47%

The Strategy’s prospectus fee table shows the Strategy’s total annual operating expense ratios as 8.39%, 8.14%, 7.68%, 11.21%, 8.89%, 8.66%, 8.39% and 8.11% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Strategy’s annual operating expense ratios (exclusive of interest expense) to 1.00%, 0.75%, 1.05%, 1.75%, 0.75%, 1.25%, 1.00% and 0.75% for Class 1, Class 2, Class A, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend through the Strategy’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

*	Inception date: 3/8/10.

**	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on pages 5-6.

(Historical Performance continued on next page)

8	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2011)
SEC Returns

Class 1 Shares
1 Year	25.36%
Since Inception*	24.39%

Class 2 Shares
1 Year	25.72%
Since Inception*	24.73%

Class A Shares
1 Year	20.03%
Since Inception*	19.49%

Class C Shares
1 Year	23.52%
Since Inception*	23.49%

Advisor Class Shares†
1 Year	25.67%
Since Inception*	24.68%

Class R Shares†
1 Year	25.06%
Since Inception*	24.11%

Class K Shares†
1 Year	25.41%
Since Inception*	24.44%

Class I Shares†
1 Year	25.77%
Since Inception*	24.77%

*	Inception date: 3/8/10.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

See Historical Performance disclosures on pages 5-6.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	9

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2010		Ending Account Value April 30, 2011		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,159.87	$1,019.59	$5.62	$5.26
Class C	$1,000	$1,000	$1,156.14	$1,016.12	$9.36	$8.75
Advisor Class	$1,000	$1,000	$1,162.16	$1,021.08	$4.02	$3.76
Class R	$1,000	$1,000	$1,158.78	$1,018.60	$6.69	$6.26
Class K	$1,000	$1,000	$1,159.97	$1,019.84	$5.36	$5.01
Class I	$1,000	$1,000	$1,161.15	$1,021.08	$4.02	$3.76
Class 1	$1,000	$1,000	$1,159.64	$1,019.84	$5.35	$5.01
Class 2	$1,000	$1,000	$1,160.74	$1,021.08	$4.02	$3.76
*	Expenses are equal to the classes’ annualized expense ratios of 1.05%, 1.75%, 0.75%, 1.25%, 1.00%, 0.75%, 1.00% and 0.75%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

10	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Fund Expenses

PORTFOLIO SUMMARY

April 30, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $157.6

TEN LARGEST HOLDINGS**

Company	U.S. $ Value	Percent of Net Assets
U.S. Treasury Inflation Index	$48,260,533	30.6%
Exxon Mobil Corp.	3,229,952	2.1
Simon Property Group, Inc.	2,282,210	1.4
Royal Dutch Shell PLC – Class B	2,266,840	1.4
Chevron Corp.	2,091,398	1.3
BP PLC	1,521,312	1.0
Rio Tinto PLC	1,459,305	0.9
Petroleo Brasileiro SA (Sponsored ADR)	1,432,274	0.9
BHP Billiton PLC	1,386,785	0.9
Unibail-Rodamco SE	1,348,517	0.9
	$65,279,126	41.4%

*	All data are as of April 30, 2011. The Strategy security type breakdown is expressed as a percentage of total investments and may vary over time. The Strategy also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

**	Long-term investments.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	11

Portfolio Summary and Ten Largest Holdings

CONSOLIDATED PORTFOLIO OF INVESTMENTS

April 30, 2011 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 56.5%
Energy – 16.1%
Coal & Consumable Fuels – 0.2%
Peabody Energy Corp.	5,540	$370,183

Integrated Oil & Gas – 11.8%
BG Group PLC	36,400	937,358
BP PLC	197,900	1,521,312
Cenovus Energy, Inc.	5,200	199,943
Chevron Corp.	19,110	2,091,398
ConocoPhillips	14,410	1,137,381
ENI SpA	6,900	184,738
Exxon Mobil Corp.	36,704	3,229,952
Gazprom OAO (Sponsored ADR)	66,600	1,136,196
Hess Corp.	6,140	527,794
LUKOIL OAO (London) (Sponsored ADR)	8,970	625,209
Marathon Oil Corp.	15,490	837,080
Origin Energy Ltd.	15,100	270,880
PetroChina Co., Ltd. – Class H	28,000	40,499
Petroleo Brasileiro SA (ADR)	32,620	1,217,705
Petroleo Brasileiro SA (Sponsored ADR)	6,430	214,569
PTT PCL	15,400	193,828
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	40,050	1,547,103
Royal Dutch Shell PLC – Class B	18,500	719,737
Statoil ASA	9,850	288,545
Suncor Energy, Inc. (Toronto)	20,500	944,887
Total SA	11,100	710,859

		18,576,973

Oil & Gas Exploration & Production – 4.1%
Afren PLC(a)	40,500	108,482
Alliance Oil Co., Ltd. (GDR)(a)	13,000	257,743
Anadarko Petroleum Corp.	5,390	425,487
Canadian Natural Resources Ltd.	11,480	540,057
Cimarex Energy Co.	1,760	194,638
Concho Resources, Inc.(a)	2,050	219,042
Devon Energy Corp.	10,650	969,150
Inpex Corp.	26	199,882
Newfield Exploration Co.(a)	4,190	296,652
Nexen, Inc. (Toronto)	24,100	637,555
Noble Energy, Inc.	2,740	263,780
NuVista Energy Ltd.	31,700	320,300
Occidental Petroleum Corp.	6,650	760,028
OGX Petroleo e Gas Participacoes SA(a)	17,900	192,176
Penn West Petroleum Ltd.	24,100	618,452
QEP Resources, Inc.	4,900	209,377
Tullow Oil PLC	11,260	270,163

		6,482,964

		25,430,120

12	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Equity:Other – 12.4%
Diversified/Specialty – 10.7%
BioMed Realty Trust, Inc.	23,950	$475,168
British Land Co. PLC	96,562	972,248
Cheung Kong Holdings Ltd.	12,000	189,389
Coresite Realty Corp.	1,216	19,201
Dexus Property Group	743,400	718,899
Digital Realty Trust, Inc.	9,350	564,179
Dundee Real Estate Investment Trust	14,100	492,528
Evergrande Real Estate Group Ltd.	920,000	659,049
FirstService Corp.(a)	9,300	356,607
Fonciere Des Regions	4,150	470,952
Forest City Enterprises, Inc.(a)	13,395	257,318
Hysan Development Co., Ltd.	134,000	626,520
Kerry Properties Ltd.	92,000	492,547
Land Securities Group PLC	44,425	583,960
Lend Lease Group	57,697	551,743
Mitsubishi Estate Co., Ltd.	64,000	1,119,986
Mitsui Fudosan Co., Ltd.	70,000	1,214,865
New World Development Ltd.	52,000	91,515
Overseas Union Enterprise Ltd.	146,000	366,151
Rayonier, Inc.	11,200	743,232
Savills PLC	6,500	43,592
Soho China Ltd.	384,500	332,506
Sun Hung Kai Properties Ltd.	72,000	1,131,419
Swire Pacific Ltd.	38,500	589,249
Telecity Group PLC(a)	38,100	335,356
Unibail-Rodamco SE	5,764	1,348,517
UOL Group Ltd.	59,000	233,594
Vornado Realty Trust	4,950	478,566
Wereldhave NV	5,975	624,519
Weyerhaeuser Co.	19,800	455,598
Wheelock & Co., Ltd.	85,000	352,661

		16,891,634

Health Care – 1.4%
Chartwell Seniors Housing Real Estate Investment Trust	63,700	597,850
Health Care REIT, Inc.	19,125	1,028,351
Ventas, Inc.	11,600	648,788

		2,274,989

Triple Net – 0.3%
Entertainment Properties Trust	8,500	404,685

		19,571,308

Materials – 9.5%
Aluminum – 0.1%
Alcoa, Inc.	10,410	176,970

Diversified Metals & Mining – 4.8%
Anglo American PLC	4,100	214,918
BHP Billiton Ltd.	16,690	845,008

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	13

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

BHP Billiton PLC	32,800	$1,386,785
Borneo Lumbung Energi & Metal Tbk PT(a)	1,046,000	209,230
Capstone Mining Corp.(a)	58,500	233,715
Dowa Holdings Co., Ltd.	15,000	98,374
Freeport-McMoRan Copper & Gold, Inc.	7,120	391,814
KGHM Polska Miedz SA	6,100	448,714
MacArthur Coal Ltd.	9,000	114,892
Poongsan Corp.	3,800	144,776
Rio Tinto Ltd.	3,600	325,892
Rio Tinto PLC	20,000	1,459,305
Sumitomo Metal Mining Co., Ltd.	8,500	151,772
Teck Resources Ltd.	8,750	475,625
Xstrata PLC	39,810	1,021,092

		7,521,912

Fertilizers & Agricultural Chemicals – 0.9%
Agrium, Inc. (Toronto)	4,400	398,821
CF Industries Holdings, Inc.	1,400	198,170
Incitec Pivot Ltd.	110,300	456,502
Monsanto Co.	5,900	401,436

		1,454,929

Gold – 1.6%
Barrick Gold Corp.	1,900	97,033
Centamin Egypt Ltd.(a)	19,600	42,806
Goldcorp, Inc.	12,000	670,803
IAMGOLD Corp.	19,400	403,317
Kinross Gold Corp.	25,600	405,855
Koza Altin Isletmeleri AS	8,311	130,411
New Gold, Inc.(a)	27,200	305,592
Newmont Mining Corp.	4,100	240,301
Real Gold Mining Ltd.	83,000	117,978

		2,414,096

Paper Products – 0.3%
Mondi PLC(b)	30,100	299,162
UPM-Kymmene Oyj	9,100	186,653

		485,815

Precious Metals & Minerals – 0.1%
Northam Platinum Ltd.	18,700	123,570

Steel – 1.7%
Angang Steel Co., Ltd. – Class H	30,000	38,645
Gerdau SA	2,500	30,034
JFE Holdings, Inc.	16,100	440,693
Mechel (Sponsored ADR)	2,400	68,568
OneSteel Ltd.	40,000	93,771
Reliance Steel & Aluminum Co.	3,500	198,135
Sims Metal Management Ltd.	6,600	126,668
Tata Steel Ltd. (GDR)(c)	7,600	105,968
ThyssenKrupp AG	7,000	321,827
Vale SA	6,300	207,397

14	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Vale SA (Preference Shares)(a)	5,100	$149,350
Vale SA (Sponsored ADR) (Local Preference Shares)	22,950	686,205
Vale SA (Sponsored ADR) – Class B	7,080	236,472

		2,703,733

		14,881,025

Residential – 5.2%
Multi-Family – 3.6%
BRE Properties, Inc.	11,900	603,568
Camden Property Trust	9,925	622,794
Colonial Properties Trust	28,600	605,176
Equity Residential	13,950	833,094
Essex Property Trust, Inc.	5,350	724,818
Home Properties, Inc.	6,497	411,910
Mid-America Apartment Communities, Inc.	4,525	302,496
Rossi Residencial SA(a)	48,600	455,664
Stockland	147,000	610,291
UDR, Inc.	15,900	411,651
Wing Tai Holdings Ltd.	20,000	25,835

		5,607,297

Self Storage – 1.5%
Big Yellow Group PLC	84,919	471,491
Extra Space Storage, Inc.	28,150	609,448
Public Storage	6,175	724,389
U-Store-It Trust	55,100	625,936

		2,431,264

Student Housing – 0.1%
American Campus Communities, Inc.	4,500	158,175

		8,196,736

Retail – 4.8%
Regional Mall – 3.1%
BR Malls Participacoes SA	32,800	345,263
Glimcher Realty Trust	61,625	588,519
Multiplan Empreendimentos Imobiliarios SA	15,900	330,997
Simon Property Group, Inc.	19,925	2,282,210
Taubman Centers, Inc.	5,925	344,539
Westfield Group	103,600	1,026,649

		4,918,177

Shopping Center/Other Retail – 1.7%
Eurocommercial Properties N.V.	483	24,822
Kimco Realty Corp.	32,100	627,234
Klepierre	14,850	610,255
Link REIT (The)	45,664	143,916
Primaris Retail Real Estate Investment Trust	10,700	235,227
RioCan Real Estate Investment Trust (Toronto)	13,384	358,595
Weingarten Realty Investors	26,553	701,265

		2,701,314

		7,619,491

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	15

Consolidated Portfolio of Investments

Company	Shares	U.S. $ Value

Office – 4.0%
Beni Stabili SpA(a)	286,969	$324,901
Boston Properties, Inc.	10,500	1,097,565
Castellum AB	30,400	471,265
Cominar Real Estate Investment Trust	8,087	194,365
Derwent London PLC	8,105	243,158
Douglas Emmett, Inc.	29,150	606,612
Duke Realty Corp.	55,900	852,475
Great Portland Estates PLC	43,100	303,667
Hongkong Land Holdings Ltd.	95,000	712,424
Investa Office Fund	31,200	21,601
Kilroy Realty Corp.	12,213	512,213
SL Green Realty Corp.	7,500	618,975
Sponda Oyj	62,000	365,656

		6,324,877

Lodging – 2.7%
Ashford Hospitality Trust, Inc.	29,100	362,877
DiamondRock Hospitality Co.	19,104	230,012
Great Eagle Holdings Ltd.	97,000	345,390
Host Hotels & Resorts, Inc.	39,600	704,484
Hyatt Hotels Corp.(a)	4,950	219,335
InnVest Real Estate Investment Trust	69,714	529,035
Intercontinental Hotels Group PLC	27,500	603,702
LaSalle Hotel Properties	23,950	673,953
Whitbread PLC	16,300	458,249
Wyndham Worldwide Corp.	5,400	186,894

		4,313,931

Industrials – 1.2%
Industrial Warehouse Distribution – 0.8%
AMB Property Corp.	5,874	213,814
Ascendas Real Estate Investment Trust	139,000	230,857
Global Logistic Properties Ltd.(a)	135,000	212,979
ProLogis	34,600	563,634

		1,221,284

Mixed Office Industrial – 0.4%
Goodman Group	751,600	586,322

		1,807,606

Food Beverage & Tobacco – 0.5%
Agricultural Products – 0.5%
Archer-Daniels-Midland Co.	7,690	284,684
Bunge Ltd.	5,720	431,517

		716,201

Real Estate – 0.1%
Real Estate Operating Companies – 0.1%
GSW Immobilien AG(a)	4,957	159,690

Total Common Stocks (cost $83,476,448)		89,020,985

16	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Company	Principal Amount (000)	U.S. $ Value

INFLATION-LINKED SECURITIES – 30.6%
United States – 30.6%
U.S. Treasury Inflation Index 0.625%, 4/15/13 (TIPS)	$4,440	$4,668,111
2.00%, 4/15/12 (TIPS)	11,711	12,231,998
3.00%, 7/15/12 (TIPS)	8,907	9,524,855
3.375%, 1/15/12 (TIPS)	20,881	21,835,569

Total Inflation-Linked Securities (cost $47,984,018)		48,260,533

	Shares
WARRANTS – 0.2%
Materials – 0.2%
Aluminum – 0.2%
Hon Hai Precision, Credit Suisse, expiring 9/15/14(a) (cost $0)	5,620,000	273,823

	Contracts
OPTIONS PURCHASED - PUTS – 0.1%
Copper London Metal Exchange Expiration: Dec 2011, Exercise Price: $8,000.0(a)(d)	20	144,637
Aluminum HG Expiration: Dec 2011, Exercise Price: $2,300.0(a)(d)	70	50,749
Ishares MSCI Emerging Market Expiration: Jun 2011, Exercise Price: $44.0(a)(d)	200	4,200
Ishares DJ US Real Estate Expiration: Jun 2011, Exercise Price: $53.0(a)(d)	110	1,870

Total Options Purchased - Puts (cost $335,475)		201,456

	Shares
SHORT-TERM INVESTMENTS – 3.7%
Investment Companies – 3.7%
AllianceBernstein Fixed-Income Shares, Inc. - Government STIF Portfolio, 0.10%(e) (cost $5,838,821)	5,838,821	5,838,821

Total Investments – 91.1% (cost $137,899,843)		143,595,618
Other assets less liabilities – 8.9%		14,026,115

Net Assets – 100.0%		$157,621,733

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Aluminum HG Futures	12	May 2011	$776,831	$829,125	$52,294
Aluminum HG Futures	8	June 2011	546,006	551,650	5,644

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	17

Consolidated Portfolio of Investments

Type	Number of Contracts	Expiration Month	Original Value	Value at April 30, 2011	Unrealized Appreciation/ (Depreciation)
Natural Gas NBP Futures	75	May 2011	$2,319,840	$2,175,672	$(144,168)
Platinum Futures	4	July 2011	367,473	373,100	5,627
Soybean Futures	29	July 2011	2,004,535	2,021,300	16,765

Sold Contracts
Brent Crude Oil Futures	5	May 2011	611,826	629,450	(17,624)
Gold 100 OZ Futures	2	June 2011	290,685	311,280	(20,595)
Live Cattle Futures	11	June 2011	500,569	498,740	1,829
Live Cattle Futures	8	October 2011	386,159	386,320	(161)
Natural Gas Futures	53	May 2011	2,226,394	2,489,940	(263,546)
Nickel Futures	3	May 2011	496,469	483,192	13,277
Nickel Futures	2	August 2011	314,159	322,248	(8,089)

					$(358,747)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at April 30, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
State Street Bank and Trust Co.:
Japanese Yen settling 5/06/11	7,000	$85,847	$86,297	$450
Japanese Yen settling 5/06/11	10,700	131,224	131,911	687

Sale Contracts
Royal Bank of Scotland PLC:
Japanese Yen settling 6/15/11	145,841	1,799,173	1,798,275	898

TOTAL RETURN SWAP CONTRACTS ON INDICES (see Note D)

Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	19,074	1-Month USD-LIBOR- BBA*	$6,857	5/16/11	Citibank, N.A.	$212,532
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	3,372	1-Month USD-LIBOR- BBA*	1,212	5/16/11	Citibank, N.A.	37,548
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	1,783	1-Month USD-LIBOR- BBA*	641	5/16/11	Citibank, N.A.	19,854

18	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	1,471	1-Month USD-LIBOR- BBA*	$529	5/16/11	Citibank, N.A.	$16,380
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	1,314	1-Month USD-LIBOR- BBA*	472	5/16/11	Citibank, N.A.	14,632
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	1,117	1-Month USD-LIBOR- BBA*	402	5/16/11	Citibank, N.A.	12,438
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	1,077	1-Month USD-LIBOR- BBA*	387	5/16/11	Citibank, N.A.	11,993
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	847	1-Month USD-LIBOR- BBA*	305	5/16/11	Citibank, N.A.	9,432
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	673	1-Month USD-LIBOR- BBA*	242	5/16/11	Citibank, N.A.	7,494
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	15,894	1-Month USD-LIBOR- BBA*	5,714	6/15/11	Citibank, N.A.	176,985
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	4,395	1-Month USD-LIBOR- BBA*	1,580	6/15/11	Citibank, N.A.	48,902
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	3,971	1-Month USD-LIBOR- BBA*	1,428	6/15/11	Citibank, N.A.	44,218
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	3,244	1-Month USD-LIBOR- BBA*	1,160	6/15/11	Citibank, N.A.	42,251

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	19

Consolidated Portfolio of Investments

Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	3,614	1-Month USD-LIBOR- BBA*	$1,299	6/15/11	Citibank, N.A.	$40,243
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	3,608	1-Month USD-LIBOR- BBA*	1,297	6/15/11	Citibank, N.A.	40,176
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	3,563	1-Month USD-LIBOR- BBA*	1,281	6/15/11	Citibank, N.A.	39,675
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	3,073	1-Month USD-LIBOR- BBA*	1,100	6/15/11	Citibank, N.A.	39,137
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	3,341	1-Month USD-LIBOR- BBA*	1,201	6/15/11	Citibank, N.A.	37,203
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	3,187	1-Month USD-LIBOR- BBA*	1,146	6/15/11	Citibank, N.A.	35,488
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	3,135	1-Month USD-LIBOR- BBA*	1,127	6/15/11	Citibank, N.A.	34,909
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	2,827	1-Month USD-LIBOR- BBA*	1,016	6/15/11	Citibank, N.A.	31,480
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	2,771	1-Month USD-LIBOR- BBA*	996	6/15/11	Citibank, N.A.	30,856
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	7,094	1-Month USD-LIBOR- BBA*	2,600	6/15/11	Citibank, N.A.	29,599

20	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	2,568	1-Month USD-LIBOR- BBA*	$923	6/15/11	Citibank, N.A.	$28,596
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	5,060	1-Month USD-LIBOR- BBA*	1,850	6/15/11	Citibank, N.A.	25,471
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	2,251	1-Month USD-LIBOR- BBA*	809	6/15/11	Citibank, N.A.	25,066
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	2,025	1-Month USD-LIBOR- BBA*	728	6/15/11	Citibank, N.A.	22,549
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	1,842	1-Month USD-LIBOR- BBA*	662	6/15/11	Citibank, N.A.	20,511
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	1,749	1-Month USD-LIBOR- BBA*	629	6/15/11	Citibank, N.A.	19,476
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	1,367	1-Month USD-LIBOR- BBA*	491	6/15/11	Citibank, N.A.	15,222
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	2,388	1-Month USD-LIBOR- BBA*	870	6/15/11	Citibank, N.A.	15,174
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	3,816	1-Month USD-LIBOR- BBA*	1,400	6/15/11	Citibank, N.A.	14,681
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	1,249	1-Month USD-LIBOR- BBA*	450	6/15/11	Citibank, N.A.	13,073

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	21

Consolidated Portfolio of Investments

Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	1,169	1-Month USD-LIBOR- BBA*	$420	6/15/11	Citibank, N.A.	$13,017
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	1,111	1-Month USD-LIBOR- BBA*	399	6/15/11	Citibank, N.A.	12,371
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	1,090	1-Month USD-LIBOR- BBA*	392	6/15/11	Citibank, N.A.	12,137
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	969	1-Month USD-LIBOR- BBA*	348	6/15/11	Citibank, N.A.	10,790
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	3,536	1-Month USD-LIBOR- BBA*	1,300	6/15/11	Citibank, N.A.	10,742
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	854	1-Month USD-LIBOR- BBA*	307	6/15/11	Citibank, N.A.	9,510
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	833	1-Month USD-LIBOR- BBA*	299	6/15/11	Citibank, N.A.	9,276
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	707	1-Month USD-LIBOR- BBA*	254	6/15/11	Citibank, N.A.	7,873
Receive	Dow Jones-UBS Commodity Index 2 Month Forward	7,149	1-Month USD-LIBOR- BBA*	2,650	6/15/11	Citibank, N.A.	0
Receive	Dow Jones-UBS Grains Subindex 3	913	1-Month USD-LIBOR- BBA*	107	6/15/11	Citibank, N.A.	2,775
Receive	Dow Jones-UBS Grains Subindex 3	3,860	1-Month USD-LIBOR- BBA*	452	6/15/11	Citibank, N.A.	11,731

22	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Portfolio of Investments

Receive Total Return on Reference Index	Index	# of Shares or Units	Floating Rate	Notional Amount (000)	Maturity Date	Counterparty	Unrealized Appreciation/ (Depreciation)
Receive	Dow Jones-UBS Grains Subindex 3	1,277	1-Month USD-LIBOR- BBA*	$150	6/15/11	Citibank, N.A.	$3,330
Receive	Dow Jones-UBS Grains Subindex 3	975	1-Month USD-LIBOR- BBA*	114	6/15/11	Citibank, N.A.	2,963
Receive	Dow Jones-UBS Grains Subindex 3	926	1-Month USD-LIBOR- BBA*	108	6/15/11	Citibank, N.A.	2,814
Receive	Dow Jones-UBS Grains Subindex 3	839	1-Month USD-LIBOR- BBA*	98	6/15/11	Citibank, N.A.	2,550
Receive	Dow Jones-UBS Grains Subindex 3	1,270	1-Month USD-LIBOR- BBA*	150	6/15/11	Citibank, N.A.	2,530
Receive	Dow Jones-UBS Grains Subindex 3	840	1-Month USD-LIBOR- BBA*	100	6/15/11	Citibank, N.A.	885
Receive	Dow Jones-UBS Grains Subindex 3	815	1-Month USD-LIBOR- BBA*	100	6/15/11	Citibank, N.A.	(2,179)

							$1,326,359

*	BBA—British Bankers’ Association

(a)	Non-income producing security.

(b)	When-Issued or delayed delivery security.

(c)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2011, the market value of this security amounted to $105,968 or 0.1% of net assets.

(d)	One contract relates to 100 shares.

(e)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

GDR – Global Depositary Receipt

REIT – Real Estate Investment Trust

TIPS – Treasury Inflation Protected Security

See notes to financial statements.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	23

Consolidated Portfolio of Investments

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

April 30, 2011 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $132,061,022)	$137,756,797
Affiliated issuers (cost $5,838,821)	5,838,821	(a)
Cash	4,873,625	(b)
Foreign currencies, at value (cost $737,946)	739,099
Receivable for capital stock sold	21,575,965
Receivable for investment securities sold and foreign currency transactions	3,588,295
Unrealized appreciation on total return swap contracts	1,328,538
Interest and dividends receivable	420,887
Receivable due from Adviser	20,133
Unrealized appreciation of forward currency exchange contracts	2,035

Total assets	176,144,195

Liabilities
Payable for investment securities purchased and foreign currency transactions	17,792,464
Collateral received from broker	646,000
Distribution fee payable	25,595
Transfer Agent fee payable	20,166
Payable for capital stock redeemed	17,466
Payable for variation margin on futures contracts	14,966
Unrealized depreciation on total return swap contracts	2,179
Accrued expenses	3,626

Total liabilities	18,522,462

Net Assets	$157,621,733

Composition of Net Assets
Capital stock, at par	$12,476
Additional paid-in capital	148,793,974
Distributions in excess of net investment income	(34,221)
Accumulated net realized gain on investment and foreign currency transactions	2,200,140
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	6,649,364

	$157,621,733

Net Asset Value Per Share—24 billion shares of capital stock authorized, $.01 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$49,045,000	3,875,402	$12.66	*

C	$12,507,615	995,520	$12.56

Advisor	$27,239,738	2,148,343	$12.68

R	$12,643	1,000	$12.64

K	$12,653	1,000	$12.65

I	$12,664	1,000	$12.66

1	$68,778,754	5,452,758	$12.61

2	$12,666	1,000	$12.67

*	The maximum offering price per share for Class A shares was $13.21 which reflects a sales charge of 4.25%.

(a)	Includes cash collateral of $646,000 received from broker for total return swap agreements.

(b)	An amount of $63,140 has been segregated to collateralize margin requirements for open futures contracts outstanding at April 30, 2011.

See notes to consolidated financial statements.

24	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Statement of Assets & Liabilities

CONSOLIDATED STATEMENT OF OPERATIONS

Six Months Ended April 30, 2011 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $22,464)	$343,849
Affiliated issuers	1,461
Interest	193,511	$538,821

Expenses
Management fee (see Note B)	168,504
Distribution fee—Class A	17,767
Distribution fee—Class C	14,144
Distribution fee—Class R	29
Distribution fee—Class K	15
Distribution fee—Class 1	15,994
Transfer agency—Class A	6,550
Transfer agency—Class C	1,613
Transfer agency—Advisor Class	3,793
Transfer agency—Class R	5
Transfer agency—Class K	4
Transfer agency—Class I	2
Transfer agency—Class 1	2,701
Transfer agency—Class 2	1,821
Amortization of offering expenses	162,667
Custodian	83,902
Registration fees	49,186
Administrative	35,500
Audit	31,850
Legal	31,850
Printing	12,740
Directors’ fees	6,370
Miscellaneous	5,642

Total expenses	652,649
Less: expenses waived and reimbursed by the Adviser (see Note B)	(436,196)

Net expenses		216,453

Net investment income		322,368

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		392,107 (a)
Futures contracts		(110,065)
Swap contracts		1,976,529
Foreign currency transactions		(29,069)
Net change in unrealized appreciation/depreciation of:
Investments		4,671,708 (b)
Futures contracts		(325,086)
Swap contracts		1,280,854
Foreign currency denominated assets and liabilities		(14,239)

Net gain on investment and foreign currency transactions		7,842,739

Net Increase in Net Assets from Operations		$8,165,107

(a)	Net of foreign capital gains taxes of $421.

(b)	Net of decrease in accrued foreign capital gains taxes of $537.

See notes to consolidated financial statements.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	25

Consolidated Statement of Operations

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended April 30, 2011 (unaudited)	May 8, 2010(a) to October 31, 2010

Increase in Net Assets from Operations
Net investment income	$322,368	$134,727
Net realized gain on investment and foreign currency transactions	2,229,502	262,604
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	5,613,237	1,036,127
Contributions from Adviser (see Note B)	– 0	–	289

Net increase in net assets from operations	8,165,107	1,433,747
Dividends to Shareholders from
Net investment income
Class A	(92,210)	– 0	–
Class C	(20,530)	– 0	–
Advisor Class	(45,116)	– 0	–
Class R	(328)	– 0	–
Class K	(351)	– 0	–
Class I	(374)	– 0	–
Class 1	(35,343)	– 0	–
Class 2	(367,410)	– 0	–
Capital Stock Transactions
Net increase	136,421,458	12,163,083

Total increase	144,024,903	13,596,830
Net Assets
Beginning of period	13,596,830	– 0	–

End of period (including distributions in excess of net investment income of ($34,221) and undistributed net investment income of $205,073, respectively)	$157,621,733	$13,596,830

(a)	Commencement of operations.

See notes to consolidated financial statements.

26	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Statement of Changes in Net Assets

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

April 30, 2011 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Bond Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of four portfolios: the Intermediate Bond Portfolio, the Bond Inflation Strategy Portfolio, the Municipal Bond Inflation Strategy Portfolio and the Real Asset Strategy Portfolio (formerly, Multi-Asset Inflation Strategy Portfolio) (the “Portfolio”). As part of the Portfolio’s investment strategy, the Portfolio seeks to gain exposure to commodities and commodities-related instruments and derivatives primarily through investments in AllianceBernstein Cayman Inflation Strategy, Ltd., a wholly-owned subsidiary of the Portfolio organized under the laws of the Cayman Islands (the “Subsidiary”). The Intermediate Bond Portfolio commenced operations on July 1, 1999. The Bond Inflation Strategy and Municipal Bond Inflation Strategy commenced operations on January 26, 2010. The Portfolio and the Subsidiary commenced operations on March 8, 2010. This consolidated report relates to the Real Asset Strategy and the Subsidiary. The Portfolio offers Class A, Class C, Advisor Class, Class R, Class K, Class I and Class 2. As of April 30, 2011, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class R, Class K, Class I and Class 2. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R, Class K, and Class 1 shares are sold without an initial or contingent deferred sales charge. Advisor Class, Class I, and Class 2 shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All eight classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	27

Notes to Consolidated Financial Statements

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

28	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2011:

Investments in Securities	Level 1	Level 2		Level 3	Total
Assets:
Common Stocks
Energy	$16,417,586	$9,012,534		$—	$25,430,120
Equity:Other	6,565,663	13,005,645		—	19,571,308
Materials	6,081,581	8,799,444		—	14,881,025
Residential	7,560,610	636,126		—	8,196,736
Retail	5,813,849	1,805,642		—	7,619,491
Office	3,882,205	2,442,672		—	6,324,877
Lodging	2,906,590	1,407,341		—	4,313,931
Industrials	777,448	1,030,158		—	1,807,606
Food Beverage & Tobacco	716,201	—		—	716,201
Real Estate	159,690	—		—	159,690
Inflation-Linked Securities	—	48,260,533		—	48,260,533
Warrants	—	273,823		—	273,823
Options Purchased—Puts	—	201,456		—	201,456
Short-Term Investments	5,838,821	—		—	5,838,821

Total Investments in Securities	56,720,244	86,875,374	+	—	143,595,618

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	29

Notes to Consolidated Financial Statements

Investments in Securities	Level 1	Level 2	Level 3	Total
Other Financial Instruments* :
Assets
Futures Contracts	$95,436	$—	$—	$95,436	#
Forward Currency Exchange Contracts	—	2,035	—	2,035
Total Return Swap Contracts	—	1,328,538	—	1,328,538
Liabilities
Futures Contracts	(454,183)	—	—	(454,183	)#
Total Return Swap Contracts	—	(2,179)	—	(2,179)

Total	$56,361,497	$88,203,768	$—	$144,565,265

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Portfolio values its securities which may materially affect the value of securities trading in such markets. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as level 2 investments.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

	Energy	Warrants	Total
Balance as of 10/31/10	$15,160	$33,191	$48,351
Accrued discounts/(premiums)	—	(45)	(45)
Realized gain (loss)	1,722	448	2,170
Change in unrealized appreciation/depreciation	(2,017)	8,450	6,433
Purchases	11,121	265,081	276,202
Sales	(25,986)	(33,302)	(59,288)
Transfers into Level 3	—	—	—
Transfers out of Level 3	—	(273,823)	(273,823)

Balance as of 4/30/11	$—	$—	$—

Net change in unrealized appreciation/depreciation from Investments held as of 4/30/11*	$—	$—	$—

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the

30	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Portfolio’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

If, during a taxable year, the Subsidiary’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Portfolio as a deductible amount for Federal income tax purposes. Note that the loss from the Subsidiary’s contemplated activities also cannot be carried forward to reduce future Subsidiary’s income in subsequent years. However, if the Subsidiary’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Portfolio as income for Federal income tax purposes.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	31

Notes to Consolidated Financial Statements

Investment gains or losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Portfolio are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged to each Portfolio in proportion to net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $335,698 had been deferred and were amortized on a straight line basis over a one year period.

NOTE B

Management Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Portfolio pays the Adviser an advisory fee at an annual rate of .75% of the Portfolio’s average daily net assets. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.05%, 1.75%, 0.75%, 1.25%, 1.00%, 0.75%, 1.00% and 0.75% of daily average net assets for Class A, Class C, Advisor Class, Class R, Class K, Class I, Class 1 and Class 2 shares, respectively. Under the agreement, fees waived and expenses borne by the Adviser are subject to repayment by the Portfolio until March 8, 2013. No repayment will be made that would cause the Portfolio’s total annualized operating expenses to exceed the net fee percentage set forth above or would exceed the amount of offering expenses as recorded by the Portfolio on or before March 8, 2011. This fee waiver and/or expense reimbursement agreement may not be terminated before March 1, 2012, after which it may be terminated by either party. For the six months ended April 30, 2011, the amount of such fees waived was $400,696, that is subject to repayment, not to exceed the amount of offering expenses.

32	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

The Subsidiary has entered into a separate agreement with the Adviser for the management of the Subsidiary’s portfolio. The Adviser receives no compensation from the Subsidiary for its services under the agreement.

During the period ended October 31, 2010, the Adviser reimbursed the Portfolio $289 for trading losses incurred due to a trade entry error.

Pursuant to the investment advisory agreement, the Portfolio may reimburse the Adviser for certain legal and accounting services provided to the Portfolio by the Adviser. For the six months ended April 30, 2011, the Adviser voluntarily waived such fee in the amount of $35,500.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,622 for the six months ended April 30, 2011.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Portfolio’s shares. The Distributor has advised the Portfolio that it has retained front-end sales charges of $31,641 from the sale of Class A shares and received $0 and $417 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended April 30, 2011.

The Portfolio may invest in the AllianceBernstein Fixed-Income Shares, Inc.— Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Portfolio’s transactions in shares of the Government STIF Portfolio for the six months ended April 30, 2011 is as follows:

Market Value October 31, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value April 30, 2011 (000)	Dividend Income (000)
$ 323	$32,805	$27,289	$5,839	$1

Brokerage commissions paid on investment transactions for the six months ended April 30, 2011 amounted to $46,863, of which $0 and $472, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	33

Notes to Consolidated Financial Statements

NOTE C

Distribution Services Agreement

The Portfolio has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Portfolio pays distribution and servicing fees to AllianceBernstein Investments, Inc. (the “Distributor”) at an annual rate of up to .30% of the Portfolio’s average daily net assets attributable to Class A shares, 1% of the Portfolio’s average daily net assets attributable to Class C shares, .50% of the Portfolio’s average daily net assets attributable to Class R shares , .25% of the Portfolio’s average daily net assets attributable to Class K shares and .25% of the Portfolio’s average daily net assets attributable to Class 1 shares. There are no distribution and servicing fees on the Advisor Class, Class I, and Class 2 shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolio’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Portfolio in the amounts of $124,046, $13,897, $13,930 and $151,914 for Class C, Class R, Class K and Class 1 shares, respectively. While such costs may be recovered from the Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Portfolio’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2011 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$86,919,982	$11,698,185
U.S. government securities	53,467,963	9,091,337

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and swap transactions) are as follows:

Gross unrealized appreciation	$6,246,642
Gross unrealized depreciation	(550,867)

Net unrealized appreciation	$5,695,775

34	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

1. Derivative Financial Instruments

The Portfolio may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Portfolio, as well as the methods in which they may be used are:

•	Futures Contracts

The Portfolio may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market or for investment purposes. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Portfolio may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

During the six months ended April 30, 2011, the Portfolio held futures contracts for hedging purposes and to increase exposure to underlying asset classes.

At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Portfolio to risk of loss in excess of the amounts shown on the consolidated statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Portfolio to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	35

Notes to Consolidated Financial Statements

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

During the six months ended April 30, 2011, the Portfolio held forward currency exchange contracts for hedging purposes and to increase exposure to underlying asset classes.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

During the six months ended April 30, 2011, the Portfolio held purchased options to increase exposure to underlying asset classes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as

36	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the six months ended April 30, 2011, the Fund had no transactions in written options.

•	Swap Agreements

The Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets and currencies. The Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolio in accordance with the terms of the respective swap agreements to provide value and recourse to the Portfolio or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap agreement.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	37

Notes to Consolidated Financial Statements

settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the consolidated statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of swap contracts on the consolidated statement of operations.

Total Return Swaps:

The Portfolio may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the six months ended April 30, 2011, the Portfolio held total return swaps to increase exposure to underlying asset classes.

Documentation governing the Portfolio’s swap transactions may contain provisions for early termination of a swap in the event the net assets of the Portfolio decline below specific levels set forth in the documentation (“net asset contingent features”). If these levels are triggered, the Portfolio’s counterparty has the right to terminate the swap and require the Portfolio to pay or receive a settlement amount in connection with the terminated swap transaction. As of April 30, 2011, the Portfolio had swap contracts in liability positions with net asset contingent features. The fair value of such contracts amounted to $2,179 at April 30, 2011.

At April 30, 2011, the Portfolio had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$2,035

Commodity contracts			Receivable/Payable for variation margin on futures contracts	$358,747	*

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

38	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

	Asset Derivatives		Liability Derivatives
Derivative Type	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Commodity contracts	Investments, at value	$195,386

Equity contracts	Investments, at value	6,070

Equity contracts	Unrealized appreciation on total return swap agreements	1,328,538	Unrealized depreciation on total return swap agreements	$2,179

Total		$1,532,029		$360,926

The effect of derivative instruments on the statement of operations for the six months ended April 30, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(1,250)		$2,035
Commodity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	(110,065)		(325,086)
Commodity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	– 0	–	(32,605)
Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investment transactions	(44,596)		(101,414)

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	39

Notes to Consolidated Financial Statements

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Equity contracts	Net realized gain (loss) on swap contracts; Net change in unrealized appreciation/depreciation of swap contracts	$1,976,529	$1,280,854

Total		$1,820,618	$823,784

For the six months ended April 30, 2011, the average monthly original value of futures contracts was $3,899,058, the average monthly cost of purchased options contracts was $182,646 and the average monthly notional amount of total return swaps was $16,895,861. For two months of the period, the average monthly principal amount of foreign currency exchange contracts was $1,907,709.

2. Currency Transactions

The Portfolio may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Portfolio may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolio may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolio and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolio may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended April 30, 2011 (unaudited)	March 8, 2010(a) to October 31, 2010		Six Months Ended April 30, 2011 (unaudited)	March 8, 2010(a) to October 31, 2010

Class A
Shares sold	3,869,129	99,826		$46,770,668	$1,054,527

Shares issued in reinvestment of dividends	6,878	– 0	–	76,413	– 0	–

Shares redeemed	(100,383)	(48)		(1,202,985)	(538)

Net increase	3,775,624	99,778		$45,644,096	$1,053,989

(a)	Commencement of operations.

40	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

	Shares				Amount
	Six Months Ended April 30, 2011 (unaudited)		March 8, 2010(a) to October 31, 2010		Six Months Ended April 30, 2011 (unaudited)			March 8, 2010(a) to October 31, 2010

Class C
Shares sold	977,615		24,974			$11,806,293		$250,712

Shares issued in reinvestment of dividends	1,493		– 0	–		16,512		– 0	–

Shares redeemed	(8,562)		– 0	–		(101,997)		– 0	–

Net increase	970,546		24,974			$11,720,808		$250,712

Advisor Class
Shares sold	2,070,120		85,510			$25,233,399		$888,382

Shares issued in reinvestment of dividends	1,871		– 0	–		20,804		– 0	–

Shares redeemed	(9,158)		– 0	–		(108,398)		– 0	–

Net increase	2,062,833		85,510			$25,145,805		$888,382

Class R
Shares sold	– 0	–	1,000		$	– 0	–	$10,000

Net increase	– 0	–	1,000		$	– 0	–	$10,000

Class K
Shares sold	– 0	–	1,000		$	– 0	–	$10,000

Net increase	– 0	–	1,000		$	– 0	–	$10,000

Class I
Shares sold	– 0	–	1,000		$	– 0	–	$10,000

Net increase	– 0	–	1,000		$	– 0	–	$10,000

Class 1
Shares sold	5,589,542		1,000			$67,795,081		$10,000

Shares issued in reinvestment of dividends	3,044		– 0	–		33,729		– 0	–

Shares redeemed	(140,828)		– 0	–		(1,715,418)		– 0	–

Net increase	5,451,758		1,000			$66,113,392		$10,000

Class 2
Shares sold	341,297		993,000			$4,000,000		$9,930,000

Shares redeemed	(1,333,297)		– 0	–		(16,202,643)		– 0	–

Net increase (decrease)	(992,000)		993,000			$(12,202,643)		$9,930,000

(a)	Commencement of operations.

NOTE F

Basis for Consolidation

The Subsidiary was incorporated on February 1, 2010. The Portfolio is the sole shareholder of the Subsidiary and it is intended that the Portfolio will remain the

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	41

Notes to Consolidated Financial Statements

sole shareholder and will continue to control the Subsidiary. Under the Articles of Association of the Subsidiary, shares issued by the Subsidiary confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. As of April 30, 2011, net assets of the Portfolio were $157,621,733, of which $28,600,885, or approximately 18.1%, represented the Portfolio’s ownership of all issued shares and voting rights of the Subsidiary.

NOTE G

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Portfolio’s investments or reduce the returns of the Portfolio. For example, the value of the Portfolio’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Portfolio’s investments denominated in foreign currencies, the Portfolio’s positions in various foreign currencies may cause the Portfolio to experience investment losses due to the changes in exchange rates and interest rates.

Commodity Risk—Investing in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in

42	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Derivatives Risk—The Portfolio may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Portfolio, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the consolidated statement of assets and liabilities.

Leverage Risk—When the Portfolio borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Portfolio’s investments. The Portfolio may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Portfolio, such as forwards, futures, options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Portfolio than if the Portfolio were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Portfolio, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Portfolio did not utilize the Facility during the six months ended April 30, 2011.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	43

Notes to Consolidated Financial Statements

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending October 31, 2011 will be determined at the end of the current fiscal year. There were no distributions paid by the Portfolio during the fiscal period ended October 31, 2010.

As of October 31, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed net investment income	$527,677
Accumulated capital and other gains/losses	(11,543	)(a)
Unrealized appreciation/(depreciation)	918,157	(b)

Total accumulated earnings/(deficit)	$1,434,291

(a)

On October 31, 2010, the Portfolio had a net capital loss carryforward of $11,543 which expires in the year 2018. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)

The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is primarily due to the tax deferral of losses on wash sales, swap income (loss) accrual, the tax treatment of passive foreign investment companies and real estate investment trusts (REITs), and the tax treatment of earnings from the Subsidiary.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

44	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Notes to Consolidated Financial Statements

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended April 30, 2011 (unaudited)	March 8, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 11.25	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.07	.04
Net realized and unrealized gain on investment and foreign currency transactions	1.69	1.21
Contributions from Adviser	– 0	–	.00	(d)

Net increase in net asset value from operations	1.76	1.25

Less: Dividends
Dividends from net investment income	(.35)	– 0	–

Net asset value, end of period	$ 12.66	$ 11.25

Total Return
Total investment return based on net asset value(e)	15.99%	12.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$49,045	$1,123
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.05%	1.05	%(g)
Expenses, before waivers/reimbursements(f)	2.71%	7.68	%(g)
Net investment income(c)(f)	1.47%	.80	%(g)
Portfolio turnover rate	43%	42%

See footnote summary on page 52.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	45

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended April 30, 2011 (unaudited)	March 8, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 11.19	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.04	.04
Net realized and unrealized gain on investment and foreign currency transactions	1.66	1.15
Contributions from Adviser	– 0	–	.00	(d)

Net increase in net asset value from operations	1.70	1.19

Less: Dividends
Dividends from net investment income	(.33)	– 0	–

Net asset value, end of period	$ 12.56	$ 11.19

Total Return
Total investment return based on net asset value(e)	15.61%	11.90%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12,507	$280
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.75%	1.75	%(g)
Expenses, before waivers/reimbursements(f)	3.50%	11.21	%(g)
Net investment income(c)(f)	.72%	.65	%(g)
Portfolio turnover rate	43%	42%

See footnote summary on page 52.

46	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended April 30, 2011 (unaudited)	March 8, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 11.26	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.08	.08
Net realized and unrealized gain on investment and foreign currency transactions	1.70	1.18
Contributions from Adviser	– 0	–	.00	(d)

Net increase in net asset value from operations	1.78	1.26

Less: Dividends
Dividends from net investment income	(.36)	– 0	–

Net asset value, end of period	$ 12.68	$ 11.26

Total Return
Total investment return based on net asset value(e)	16.22%	12.60%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$27,240	$963
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.75%	.75	%(g)
Expenses, before waivers/reimbursements(f)	2.55%	8.89	%(g)
Net investment income(c)(f)	1.64%	1.46	%(g)
Portfolio turnover rate	43%	42%

See footnote summary on page 52.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	47

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended April 30, 2011 (unaudited)	March 8, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 11.23	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.05	.10
Net realized and unrealized gain on investment and foreign currency transactions	1.69	1.13
Contributions from Adviser	– 0	–	.00	(d)

Net increase in net asset value from operations	1.74	1.23

Less: Dividends
Dividends from net investment income	(.33)	– 0	–

Net asset value, end of period	$ 12.64	$ 11.23

Total Return
Total investment return based on net asset value(e)	15.88%	12.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.25%	1.25	%(g)
Expenses, before waivers/reimbursements(f)	4.14%	8.66	%(g)
Net investment income(c)(f)	.89%	1.50	%(g)
Portfolio turnover rate	43%	42%

See footnote summary on page 52.

48	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended April 30, 2011 (unaudited)	March 8, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 11.25	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.07	.12
Net realized and unrealized gain on investment and foreign currency transactions	1.68	1.13
Contributions from Adviser	– 0	–	.00	(d)

Net increase in net asset value from operations	1.75	1.25

Less: Dividends
Dividends from net investment income	(.35)	– 0	–

Net asset value, end of period	$ 12.65	$ 11.25

Total Return
Total investment return based on net asset value(e)	16.00%	12.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.00%	1.00	%(g)
Expenses, before waivers/reimbursements(f)	3.88%	8.39	%(g)
Net investment income(c)(f)	1.12%	1.76	%(g)
Portfolio turnover rate	43%	42%

See footnote summary on page 52.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	49

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended April 30, 2011 (unaudited)	March 8, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 11.27	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.08	.13
Net realized and unrealized gain on investment and foreign currency transactions	1.68	1.14
Contributions from Adviser	– 0	–	.00	(d)

Net increase in net asset value from operations	1.76	1.27

Less: Dividends
Dividends from net investment income	(.37)	– 0	–

Net asset value, end of period	$ 12.66	$ 11.27

Total Return
Total investment return based on net asset value(e)	16.11%	12.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.75%	.75	%(g)
Expenses, before waivers/reimbursements(f)	3.61%	8.11	%(g)
Net investment income(c)(f)	1.38%	1.99	%(g)
Portfolio turnover rate	43%	42%

See footnote summary on page 52.

50	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 1
Six Months Ended April 30, 2011 (unaudited)	March 8, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 11.25	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.07	.12
Net realized and unrealized gain on investment and foreign currency transactions	1.67	1.13
Contributions from Adviser	– 0	–	.00	(d)

Net increase in net asset value from operations	1.74	1.25

Less: Dividends
Dividends from net investment income	(.38)	– 0	–

Net asset value, end of period	$ 12.61	$ 11.25

Total Return
Total investment return based on net asset value(e)	15.96%	12.50%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$68,779	$11
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.00%	1.00	%(g)
Expenses, before waivers/reimbursements(f)	2.36%	8.39	%(g)
Net investment income(c)(f)	1.59%	1.78	%(g)
Portfolio turnover rate	43%	42%

See footnote summary on page 52.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	51

Consolidated Financial Highlights

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class 2
Six Months Ended April 30, 2011 (unaudited)	March 8, 2010(a) to October 31, 2010

Net asset value, beginning of period	$ 11.27	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.08	.13
Net realized and unrealized gain on investment and foreign currency transactions	1.69	1.14
Contributions from Adviser	– 0	–	.00	(d)

Net increase in net asset value from operations	1.77	1.27

Less: Dividends
Dividends from net investment income	(.37)	– 0	–

Net asset value, end of period	$ 12.67	$ 11.27

Total Return
Total investment return based on net asset value(e)	16.07%	12.70%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$13	$11,187
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.75%	.75	%(g)
Expenses, before waivers/reimbursements(f)	3.79%	8.14	%(g)
Net investment income(c)(f)	1.29%	2.01	%(g)
Portfolio turnover rate	43%	42%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	Annualized.

(g)	The ratio includes expenses attributable to costs of proxy solicitation.

See notes to consolidated financial statements.

52	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Consolidated Financial Highlights

RESULTS OF STOCKHOLDERS MEETING

(unaudited)

The Annual Meeting of Stockholders of the AllianceBernstein Real Asset Strategy (the “Strategy”) was held on November 5, 2010 (the “Meeting”). At the Meeting, with respect to the election of Directors for the Fund, the required number of outstanding shares was voted in favor of the proposal, and the proposal was approved. A description of the proposal and number of shares voted at the Meeting is as follows:

Proposal: The election of the Directors, each such Director to serve a term of an indefinite duration and until his or her successor is duly elected and qualifies.

	Voted For	Withheld Authority
John H. Dobkin	40,126,698	1,298,732
Michael J. Downey	40,109,796	1,315,633
William H. Foulk, Jr.	40,091,007	1,334,422
D. James Guzy	40,106,461	1,318,969
Nancy P. Jacklin	40,111,905	1,313,524
Robert M. Keith	40,099,962	1,325,468
Garry L. Moody	40,110,488	1,314,941
Marshall C. Turner, Jr.	40,116,594	1,308,835
Earl D. Weiner	40,107,113	1,318,317

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	53

Results of Stockholders Meeting

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) D. James Guzy(1) Nancy P. Jacklin(1)	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr. (1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Drew W. Demakis(2), Vice President Joshua B. Lisser(2), Vice President

Teresa Marziano(2), Vice President

Jonathan E. Ruff(2) , Vice President

Greg J. Wilensky(2) , Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust

Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Strategy’s portfolio are made by the Adviser’s Real Asset Strategy Team. Ms. Teresa Marziano and Messrs. Drew W. Demakis, Joshua B. Lisser, Jonathan E. Ruff and Mr. Greg J. Wilensky are the investment professionals with the most significant responsibility for the day-to-day management of the Strategy’s portfolio.

54	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

Board of Directors

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Bond Fund, Inc. (the “Fund”) in respect of AllianceBernstein Multi-Asset Inflation Strategy (“Multi-Asset Strategy” or “Strategy”).2 The evaluation of the investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”).

Multi-Asset Strategy’s investment objective is to maximize real return. Real return equals total return less the estimated effect of inflation. The Strategy pursues its investment objective through investing in foreign and domestic investments, including inflation-protected fixed-income securities, real estate equities, commodity-related equities and physical commodities. While Multi-Asset Strategy will have broad flexibility to choose among investments and asset classes, the Adviser expects that, given the current market environment, the Strategy will take roughly equal exposure to real estate stocks, commodity-related stocks, and Treasury Inflation Protected Securities (“TIPS”) collateralized commodity derivatives. In addition, the Strategy may implement active long and short currency positions, primarily through currency-related derivatives such as forward contracts, for speculative reasons.

The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

1	It should be noted that the Senior Officer’s evaluation was completed on January 21, 2010.

2	Future references to the Fund or the Strategy do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	55

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Strategy grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Strategy.

INVESTMENT ADVISORY FEES, NET ASSETS, EXPENSE CAP & RATIO

The Adviser has proposed that the Strategy pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The advisory fee schedule of the Strategy is set forth in the table below:

Strategy	Advisory Fee
Multi-Asset Strategy	0.75% of Average Daily Net Assets

The Adviser proposes to be reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative, and other services.

The Adviser proposes to set expense caps, set forth below, for its share classes for an initial period ending October 31, 2011. The expense limitation agreement will terminate three years after the Strategy commences operations. During the period between the initial period and the termination of the agreement, the Adviser may be able to recoup all or a portion of the Strategy’s operating expenses, which will be paid initially by the Adviser, to the extent that the reimbursement does not cause the expense ratios of the Strategy’s share classes to not exceed the expense caps. Either the Adviser or Strategy may terminate the agreement on sixty days’ notice.

Strategy	Expense Cap Pursuant to Expense Limitation Undertaking		Estimated Gross Expense Ratio		Fiscal Year End
Multi-Asset Strategy	Advisor Class A Class C Class R Class K Class I3 Class 1 Class 2[3]	0.75% 1.05% 1.75% 1.25% 1.00% 0.75% 1.00% 0.75%	1.43 1.73 2.43 1.93 1.68 1.43 1.68 1.43	% % % % % % % %	October 31

3	Class 2 shares will have the same characteristics as Class I shares. However, Class 2 shares, unlike Class I shares, will incur no pension plan participant post recordkeeping charges.

56	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Strategies that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Strategies’ third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Strategies are more costly than those for institutional assets due to the greater complexities and time required for investment companies. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Strategies’ investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment, and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Strategy is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Strategy.4 Although, the Adviser represented that there is no category in

4	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule, although it should be noted that there were no such institutional accounts to be opened in the last three years ending September 30, 2009. Discounts that are negotiated vary based upon each client relationship.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	57

the Form ADV for institutional products that have a substantially similar investment style as the Strategy, the Strategy consist of investments in various asset classes for which the Adviser does have institutional counterparts for certain of those asset classes. It should be noted that in addition to investing in multiple asset classes as opposed to a single asset class, the Strategy may employ, with greater frequency, the use of derivatives than their institutional counterparts. Set forth below are the institutional fee schedules of the various asset classes of which the Strategy consists. Also shown below are what would have been the effective advisory fee of the Strategy had the advisory fee schedules of the institutional accounts been applicable to the Strategy based on the initial estimate of the Strategy net assets:

AB Institutional Account Category[5]	Initial Projected Net Assets ($MIL)	Fee Schedule	Effective AB Inst. Adv. Fee
U.S. REIT	$100.0	70 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $25 million Negotiable on the balance Minimum Account Size: $25 m	0.575%

U.S. Inflation-Linked Bonds (TIPs)	$100.0	25 bp	0.250%

In addition to the institutional categories above, the Adviser manages single asset class retail mutual funds that have a somewhat similar investment style as that of one of the Strategy’s multi-asset components and their advisory fee schedules are set forth in the table below:

Fund	Advisory Fee
AllianceBernstein Global Real Estate Investment Fund, Inc.	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance

AllianceBernstein Institutional Funds, Inc. – Global Real Estate Investment Fund II	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance

The AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers policy holders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the AVPS portfolio whose investment style is similar to that of one of the Strategy’s multi-asset components.

5	Although there is no investment category in the Adviser’s Form ADV for commodity related securities, the Adviser does have experience in managing commodity related securities. Various AllianceBernstein Mutual Funds own commodity stocks.

58	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

AVPS Portfolio	Advisory Fee[6]
Real Estate Investment Portfolio	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg fund that has a somewhat similar investment style as that of one of the Strategy’s multi-asset components:

Fund	Luxembourg Fund	Fee[7]
Global Real Estate Investment Fund, Inc.	Global Real Estate Securities Portfolio Class A Class I	1.75% 0.95%

The Adviser has represented that there are no sub-advisory relationships managed by the Adviser that have a substantially similar investment style as any of the Strategy’s multi-asset components.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Strategy with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Strategy’s rankings with respect to the proposed management fees relative to the median of the Strategy’s Lipper Expense Group (“EG”) at the approximate current asset level of the Strategy.8

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment

6	Except for Small Cap Growth Portfolio and Global Thematic Growth Fund, Inc., the advisory fees of the Funds are based on a percentage of the average daily net assets of the Funds and paid on a monthly basis. The advisory fees of Small Cap Growth Portfolio and Global Thematic Fund, Inc. are based on the percentage of each Fund’s net assets at quarter end and are paid on a quarterly basis.

7	Class A shares of the Luxembourg funds are charged an “all-in” fee, which includes investment advisory and distribution related services, unlike Class I shares, whose fee is for only investment advisory services.

8	The contractual management fee is calculated by Lipper using the Strategy’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Strategy, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Strategy has the lowest effective fee rate in the Lipper peer group.

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	59

classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size)9 comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

Strategy	Contractual Management Fee (%)[10],[11]	Lipper Exp. Group Median (%)	Rank
Multi-Asset Strategy	0.750	1.000	1/10

Lipper also compared the Strategy’s total expense ratio to the medians of the Strategy’s EGs and Lipper Expense Universes (“EU”). Lipper describes the EU as a broader group, consisting of all funds with the same investment classification/objective as the subject Strategy.12 The results of that comparison are set forth below:

Strategy	Expense Ratio (%)11,[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Multi-Asset Strategy	1.050	1.475	1/10	1.343	1/14

Based on this analysis, the Strategy has equally favorable ranking on a management fee and total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY AGREEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolios. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

9	The Adviser asked Lipper to anticipate that the Strategy’s asset size would be approximately $100 million.

10	The contractual management fee does not reflect any expense reimbursements made by the Strategy to the Adviser for certain clerical, legal, accounting, administrative, and other services. In addition, the contractual management fee does not reflect any advisory fee waivers for expense caps that would effectively reduce the actual effective management fee.

11	The Strategy’s contractual management fee and total expense ratio is based on an initial estimate of the Strategy’s net assets of $100 million.

12	Except for asset (size) comparability, Lipper uses the same EG criteria for selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Information on the Strategy’s total expense ratios pertain to the Strategy’s Class A shares.

60	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Strategy has not yet commenced operations. Therefore there is no historic profitability data with respect to the Adviser’s investment services to the Strategy.

In addition to the Adviser’s future direct profits from managing the Strategy, it is anticipated that certain of the Adviser’s affiliates will have business relationships with the Strategy and may earn a profit from providing non-investment services to the Strategy. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that they should be factored into the evaluation of the total relationship between the Strategy and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates will provide transfer agent and distribution related services to the Strategy and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

The Adviser has advised the Senior Officer that ABI and the Adviser will disclose in the Strategies’ prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Strategies. The total amount to be paid to a financial intermediary associated with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year’s fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year. In 2008, ABI paid from its resources an amount equal to approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $19 million for distribution services and educational support (revenue sharing payments).

It is anticipated AllianceBernstein Investor Services (“ABIS”), an affiliate of the Adviser, will be the Strategy’s transfer agent. Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”) are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis.

The Strategy may effect brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and pay commissions for such transactions. The Adviser represented that SCB’s profitability from business conducted with the Strategy will be comparable to the profitability

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	61

of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Strategy. These credits and charges are not being passed onto any SCB client.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,14 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli15 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.16 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

14	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules. Note that the fee structures identified in this note are not applicable to the Strategy.

15	The Deli study, which was based on 1997 SEC reported filings, was published in 2002 by Daniel N. Deli. The results of the study with respect to fund size and family size were consistent with economies of scale being shared with shareholders, suggesting a competitive environment.

16	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

62	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE STRATEGY

With assets under management of approximately $496 billion as of December 31, 2009, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Strategy.

Because the Strategy has not yet commenced operations and there are no comparable institutional or sub-advised or off-shore accounts that the Adviser manages and has a substantially similar investment styles as the Strategy, there is no performance history shown in this summary. The Strategy’s benchmark was originally proposed to be the Barclays Capital 10+ year U.S. TIPS Index (“Barclays Index”), but was changed prior to the commencement of the Strategy’s operations to MSCI All Country World Commodity Producers Index as the primary index with the Dow Jones-UBS Commodity Index and the Barclay Index as secondary benchmarks.

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Strategy is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. The Senior Officer suggested that the Board of Directors consider discussing the Strategy’s proposed advisory fee schedule, which has no breakpoints, with the Adviser, unlike the advisory fee schedules of other AllianceBernstein Mutual Funds. This conclusion in respect of the Strategies is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: February 25, 2010

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	63

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Blended Style Funds

International Portfolio

Tax-Managed International Portfolio

U.S. Large Cap Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

The Ibero-America Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real-Asset Strategy*

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to August 31, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy. Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

64	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	65

NOTES

66	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

NOTES

ALLIANCEBERNSTEIN REAL ASSET STRATEGY •	67

NOTES

68	• ALLIANCEBERNSTEIN REAL ASSET STRATEGY

ALLIANCEBERNSTEIN REAL ASSET STRATEGY

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

RAS-0152-0411

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

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ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	June 29, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 29, 2011

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo Treasurer and Chief Financial Officer

Date:	June 29, 2011

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